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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2009 to November 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2009

Classes A, B, C, I, O and W

Domestic Equity and Income Funds

■ ING Balanced Fund

■ ING Growth and Income Fund

Domestic Equity Growth Funds

■ ING Corporate Leaders 100 Fund

■ ING Small Company Fund

■ ING Tactical Asset Allocation Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	9

Statements of Assets and Liabilities	11

Statements of Operations	15

Statements of Changes in Net Assets	17

Financial Highlights	20

Notes to Financial Statements	23

Portfolios of Investments	40

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

Dear Shareholder,

As of this writing, we are racing in the fast lane between Thanksgiving and the New Year, trying to complete holiday preparations, finish some work and get ready for 2010. This letter affords a brief chance for reflection on the past year and a look ahead.

We have made it through 2009 and now look hopefully toward 2010. By the time you read this, it will be late January or early February. We will have marked the first year of President Obama's term and no doubt will have heard many arguments for and against his policies. Will Congress have passed health care reform? Will we have another stimulus package to promote employment? The answers to these questions may be known by the time this letter is published, but they are not as of now.

However, a few things are clear: government fiscal and monetary stimulus kept the world economy from imploding in 2009 and helped the financial markets recover. Will the recovery stay on track? We believe it will. In the United States, the manufacturing sector has begun to recover and the housing market appears to be stabilizing. We look for above-trend economic growth by mid-2010. Job growth should turn positive early in the year.

Unemployment, however, is likely to fall quite slowly. As a result, we expect stagnating household income to make retirement saving more difficult for many. The stock market has performed well this year, but it would not be prudent to assume any market rebound would fully make up for lost savings or lost time. Investors will have to reconsider the rate at which they save for retirement if they wish to attain their goals.

As the New Year begins, it may be a good time to review your portfolio and savings plans with your financial advisor to ensure your program reflects any changes in your needs. As always, we encourage you to discuss these points thoroughly with your advisor before taking any action in your portfolio.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
December 9, 2009

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2009

In our previous fiscal year, global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), lost 32.3%. But a rally had commenced in March and this persisted into the first half of the current fiscal year, during which global equities returned 15.7%. By the end of November, equities had rallied 55% from the March 9, 2009 low point. In currencies, the U.S. dollar, perhaps the new funding currency for carry trades because of very low dollar interest rates, maintained its weakening trend, falling 5.6% against the euro, 1.9% against the pound and 9.2% against the yen, for the six month period ended November 30, 2009.

From its earliest days in mid-March, the resurgence of risky asset classes like equities encountered skeptics. It was based they said, not on good economic news but news that was merely less awful. Banks' new-found earnings relied on extraordinarily low interest rates to depositors and "special" items. The U.S. government's willingness to incur $1.75 trillion in additional debt to bail out banks, insurers, auto companies and people who bought housing beyond their means, while the Federal Reserve printed money to buy the debt and keep interest rates down, would have its day of inflationary reckoning.

But the believers would have none of it. Conditions don't go from bad to good in one step, they said. The news has to get less bad first. The richest harvest must start with a few green shoots in an empty field. We heard about "green shoots" all spring and into the summer.

However described, the news on which markets advanced was on balance improving, albeit weakly and erratically.

In housing, the Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities had sunk a record 19% year-over-year in January. But after steady improvement, the report published in November showed a decline of just half of that level. Yet conditions were still weak with residential mortgage delinquency rates at record levels. The housing market became heavily influenced by an $8,000 government tax credit to first-time home buyers. Originally set to expire on November 30, 2009, it proved such a popular success that on November 6 it was extended to April 30, 2010. Both existing and new homes sales were surging as the six month period ended, boosted in addition by 30-year mortgage rates matching the all-time low of 4.78%.

Similarly, a "Cash-for-Clunkers" program under which the U.S. government offered to subsidize the trade-in of old vehicles for newer, more efficient models was vigorously taken up. Retail sales and industrial production were boosted. Auto companies re-opened production lines.

And after four straight falls, third quarter gross domestic product ("GDP") growth was estimated at 2.8% annualized.

But so much of the outlook depended on jobs. Payroll cuts fell to a little more than one third of the January level, but they spiked up again in the October report and in November the unemployment rate was estimated at 10.2%, another 26-year high. The average work week matched the lowest since records began in 1964. Wage growth remained insipid at 2.4%, the lowest since 2004. Increasingly, commentators asked what kind of real recovery could take place under these conditions and as the various government support programs expired. They couldn't last forever: the budget deficit for the U.S. government's fiscal year ending in September 2009 was 9.9% of GDP.

In fixed income markets the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 6.21% for the six months ended November 30, 2009. But within this figure the Barclays Capital U.S. Treasury Index(4) only gained 3.25%, as greater risk appetite was reinforced by concerns about massive government borrowing, while the Barclays Capital Corporate Investment Grade Bond Index(5) added 13.45%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did better still: up 20.87%.

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(7) including dividends, returned 20.5% for the six months ended November 30, 2009, led by technology with a 27.6% rise. Operating profits for S&P 500® companies suffered their ninth straight quarter of decline in the third quarter and by the end of September the price to earnings ratio of the S&P 500® Index, based on operating earnings in the trailing four quarters, was the highest since the first quarter of 2002. Volatility picked up in October and, when on October 30th it was announced that consumer spending had fallen with incomes flat, the market dropped more than 2%, leading to a monthly fall for the first time in eight

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2009

months. But this was recouped three times over in November.

In international markets, referring to MSCI indices in local currencies with net reinvested dividends, the MSCI Japan® Index(8) fell 5.6% for the six months ended November 30, 2009 despite reported GDP growth of 4.7% annualized. GDP growth was narrowly based: domestic demand was still in the doldrums, with wages down for 17 straight months and deflation again at record levels. The MSCI Europe ex UK® Index(9) advanced 15.6% for the six months ended November 30, 2009. GDP registered its first quarterly increase, 0.4%, since the first quarter of 2008. Consumer prices stopped falling in November and the unemployment rate leveled off at 9.8%. Although banks were still not lending, the Eurozone's main executive and consumer sentiment measure improved every month. Despite a third quarter fall in GDP of 0.3%, the MSCI UK® Index(10) rose 19.8% for the six months ended November 30, 2009. A recovering housing market improved the mood, with house prices up for the fourth straight month in November as mortgage approvals boomed. The unemployment rate finally stabilized, then slipped back to 7.8%, and retail sales were firming as our fiscal half-year ended.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING BALANCED FUND

PORTFOLIO MANAGERS' REPORT

ING Balanced Fund (the "Fund") seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund is managed by Paul Zemsky, Vincent J. Costa, Michael Hyman and Christine Hurtsellers, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund's Class A shares, excluding sales charges, provided a total return of 14.29% compared to Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), the Barclays Capital U.S. Aggregate Bond Index(2) and the Composite Index (consisting of 60% of the return of the S&P 500® Index and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index), which returned 20.50%, 6.21% and 14.67%, respectively, for the same period.

Portfolio Specifics: Throughout the timeframe, the Fund either was in a neutral position or overweighted in equities. Our most recent equity overweight was from August through November. We believed that the U.S. recession had reached an end, and expected a recovery in the U.S. and globally based on stronger than consensus forecasts. Currently, the Fund has a neutral positioning. We remain constructive on prospects for a U.S. and global economic recovery, and in particular on a continued recovery in earnings. Nevertheless, the recent equity rally has brought stocks close to or even above fair value on some measures, so in our view current prices now discount many of these positives. Collectively, the Fund's asset allocation decisions added value, though not enough to offset its expenses for the period.

The greatest contributor to relative performance against the Composite Index was the bond sleeve. The Fund's bond sleeve significantly outperformed its sub-benchmark, the Barclays Capital U.S. Aggregate Bond Index, because of the sleeve's overweight to non-agency, residential mortgage-backed securities ("RMBS") and its overweight to corporate credit, especially financials and BBB grade bonds. Also contributing to results were foreign exchange trading (largely short the U.S. dollar) and overweights to high yield and emerging market debt. On the equity side, our larger-cap and smaller-cap stock selection detracted from performance, particularly stock selection in the financials and consumer discretionary sectors. The Fund's cash position was also a drag on performance.

Current Strategy & Outlook: The initial report on third quarter U.S. gross domestic product ("GDP") showed greater than expected growth at a 3.5% annual rate, suggesting that the recession most likely ended at mid-year, as we had expected. The National Bureau of Economic Research will decide the official date for the start of recovery.

In many respects, the U.S. recovery is following typical cyclical patterns despite the severity of the recession and financial crisis. Sharply declining industrial production and widespread inventory liquidation have now given way to a recovery in manufacturing. In our opinion, strong productivity gains, at a 9.5% annual rate in the third quarter, are leading to an impressive recovery of profits, which could set the stage for a revival in capital spending and hiring. We believe the unemployment rate may rise further before it starts to decline next year. We believe that the recovery will develop into a sustainable expansion in 2010, but understand that the transition is uncertain.

Federal policy remains stimulative in the U.S. and around the world. G-20 finance ministers have pledged to maintain stimulus as long as needed to support growth. While we do not expect another large U.S. fiscal package, we believe some smaller targeted measures are likely. We do not expect the Federal Reserve Board to begin reversing its current monetary stance until mid-2010.

Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned and not on a qualitative evaluation of the bond versus the equity markets. The Fund is actively managed and may deviate from its strategic weights.

Investment Type Allocation
as of November 30, 2009
(as a percent of net assets)

Common Stock	57.5%
Corporate Bonds/Notes	14.6%
U.S. Government Agency Obligations	11.9%
U.S. Treasury Obligations	6.9%
Affiliated Mutual Fund	4.6%
Collateralized Mortgage Obligations	3.8%
Asset-Backed Securities	2.1%
Real Estate Investment Trusts	1.4%
Other Bonds	0.8%
Securities Lending Collateral	0.7%
Exchange-Traded Funds	0.4%
Preferred Stock	0.1%
Purchased Options	0.0%
Other Assets and Liabilities - Net	(4.8)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of November 30, 2009
(as a percent of net assets)

U.S. Treasury Note, 4.500%, due 08/15/39	2.4%
U.S. Treasury Note, 1.375%, due 11/15/12	1.7%
U.S. Treasury Note, 2.375%, due 10/31/14	1.6%
Procter & Gamble Co.	1.3%
Microsoft Corp.	1.2%
Federal Home Loan Mortgage Corporation, 6.000%, due 10/15/32	1.2%
ExxonMobil Corp.	1.2%
AT&T, Inc.	1.2%
International Business Machines Corp.	1.1%
Pfizer, Inc.	1.1%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I.

Portfolio holdings are subject to change daily.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  The Barclays Capital Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GROWTH AND INCOME FUND

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Fund (the "Fund") seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi and Pavel Vaynshtok, Portfolio Managers of ING Investment Management Co. ("ING IM") — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund's Class A shares, excluding sales charges, provided a total return of 16.96% compared to the Standard and Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") which returned 20.50% for the same period.

Portfolio Specifics: Although the Fund provided a strong absolute return during this period, it lagged the S&P 500® Index due largely to weak stock selection in the industrials and energy sector. Within industrials, Navistar International Corp. ("Navistar") was a significant detractor. Navistar, a manufacturer of commercial and military vehicles and engines, declined during the period due to concerns over the feasibility and delivery of a new engine, and over its ability to meet fourth quarter guidance given weak truck orders. Within energy, EXCO Resources Inc. ("EXCO Resources") and Nexen Inc. ("Nexen") detracted from relative results. EXCO Resources was hurt earlier in the year due to balance sheet concerns. Nexen missed third quarter earnings due to lower volumes and higher than expected costs due to project delays. We believe investors are over-discounting these operational issues as the resource base is not in question, and are under-appreciating the value of Nexen's North Sea assets and exploration program.

The Fund did benefit from strong results within the consumer staples and discretionary sectors. Within consumer staples, Cosan Ltd., an ethanol producer in Brazil, benefited from rising oil prices and a renewed focus on alternative energy sources. Not having exposure to Wal-Mart also helped relative results. Wal-Mart has lagged peers during this period due to higher than expected expenses coming into 2009 and investors' preference for stocks with greater market risk. Within consumer discretionary, CBS Corp. ("CBS") was our strongest performer. We purchased CBS in May of this year based on our belief that media companies were well poised to benefit from a recovery in advertising spending. We also felt that concerns regarding the company's ability to meet its debt obligations, which had depressed its stock price, were overblown and expected the company's earnings outlook to improve given its substantial expense control efforts and continued market share growth.

Current Strategy & Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Procter & Gamble Co. ("Procter & Gamble"), Apple Inc. and Taiwan Semiconductor Manufacturing Co. Ltd. ("Taiwan Semiconductor"). We believe Procter & Gamble may do well over the next year based on improving fundamentals and a return to historic valuation levels. Within technology, we favor large cap, high quality companies such as Apple, which in our view offers long-term growth potential and the ability to sustain earnings in the near term. We also expect a cyclical recovery in semiconductors due to inventory restocking and believe Taiwan Semiconductor, the world's largest foundry, is well positioned to benefit from this cyclical trend due to its leading-edge technology and economies of scale.

Top Ten Holdings
as of November 30, 2009
(as a percent of net assets)

ExxonMobil Corp.	4.5%
Apple, Inc.	4.5%
Procter & Gamble Co.	4.2%
Cisco Systems, Inc.	3.8%
JPMorgan Chase & Co.	3.7%
PepsiCo, Inc.	3.5%
Pfizer, Inc.	3.5%
Abbott Laboratories	2.9%
Wells Fargo & Co.	2.6%
Goldman Sachs Group, Inc.	2.3%

Portfolio holdings are subject to change daily.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING CORPORATE LEADERS 100 FUND

PORTFOLIO MANAGERS' REPORT

ING Corporate Leaders 100 Fund (the "Fund") seeks to outperform the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"). Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100(2) Index. The Fund is managed by Vincent Costa, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund's Class A shares, excluding sales charges, provided a total return of 21.32% compared to the S&P 500® Index, which returned 20.50%.

Portfolio Specifics: The Fund's investment strategy follows a strict quantitative approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). During the quarter, if the value of a security rises by more than 50%, the position size immediately is reduced to 1%, and if the value of a security falls more than 30%, the position is eliminated. The Fund is rebalanced quarterly in order to realign the Fund's holdings to the initial 1% weightings. This quantitative strategy may result in an overweight or underweight with respect to the component of the S&P 100 Index.

During the reporting period, this strategy worked in the Fund's favor relative to the S&P 500® Index, particularly within the consumer staples, industrial and energy sectors. The telecommunication services sector acted as a partial negative offset. In terms of individual holdings, top contributors on a relative basis included overweight positions in Capital One Financial Corp., Amazon.com, Inc. and Caterpillar, Inc. Top detractors included underweight positions in Microsoft Corp. and Apple, Inc. and an overweight position in Sprint Nextel Corp.

Current Strategy and Outlook: As of the end of the reporting period, the Fund's largest sector overweightings were in consumer staples, industrials and materials, while the biggest underweightings were in energy, technology and financials. Sector exposures are purely a function of the Fund's quantitative investment strategy, however, and are not actively managed.

Top Ten Holdings
as of November 30, 2009
(as a percent of net assets)

SPDR Trust Series 1	3.7%
Merck & Co., Inc.	1.7%
Amazon.com, Inc.	1.4%
Pfizer, Inc.	1.4%
Burlington Northern Santa Fe Corp.	1.2%
American Express Co.	1.1%
Ford Motor Co.	1.1%
ConocoPhillips	1.1%
Norfolk Southern Corp.	1.1%
Microsoft Corp.	1.1%

Portfolio holdings are subject to change daily.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  The S&P 100 Index, a subset of the S&P 500® Index, is a capitalization-weighted index based on 100 highly cpaitalized stocks for which options are listed. The S&P 100 Index measures large company U.S. stock market performance.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund's Class A shares, excluding sales charges, provided a total return of 15.97% compared to the Russell 2000® Index(1), which returned 16.35%, for the same period.

Portfolio Specifics: Market rallies during the period were led by stocks of low market capitalization and low quality — the same factors that have driven performance since the market low in March 2009. This type of environment has been a headwind for active managers, who tend to have a higher quality, higher market-cap bias to their portfolios. Only about one-third of small-cap core managers outperformed their benchmarks for the third quarter. Large-cap stocks, as measured by the Russell 1000® Index, outperformed small-caps, returning 20.48%; mid-cap stocks, as measured by the Russell Midcap® Index, outperformed both large- and small-cap stocks for the period, gaining 21.30%.

For the reporting period, the Fund underperformed its benchmark on a net-asset-value ("NAV") basis. Before the deduction of fees and expenses, stock selection within technology, financials and industrials benefited the Fund. Notable outperformance within technology was due to strong stock selection within communications equipment. Financials benefited from stock selection within commercial banks and capital markets. Stock selection within machinery benefited performance the most among industrials.

Stock selection within the materials, energy and consumer discretionary sectors detracted from performance. In materials, the Fund's underweight in paper and forest products, and stock selection within metals and mining, hurt returns. Within energy, stock selection within oil, gas and consumable fuels detracted from performance. Underperformance in the consumer discretionary sector was attributable to stock selection among household durables, and among textiles, apparel and luxury goods.

Avocent Corp. ("Avocent") and Blue Coat Systems, Inc. ("Blue Coat Systems") contributed significantly to performance over the period. Avocent, which is in the hardware and equipment industry, has agreed to be acquired by Emerson Electric Co. ("Emerson") for $1.2 billion, a 22% premium. Emerson believes this acquisition will further its ability to deliver total infrastructure management solutions to its data center customers worldwide. Blue Coat Systems, which is in the hardware and equipment industry, positively pre-announced earnings for its October fiscal quarter, raising its earnings forecast and announcing a restructuring intended to reduce costs.

Frontier Oil Corp. ("Frontier Oil") and Jack in the Box, Inc. ("Jack in the Box") were the two largest detractors from performance over the period. Frontier Oil engages in refining crude oil and marketing refined petroleum products. The weak economic environment resulted in decreased demand for the company's products and significantly compressed the company's profit margins. We continue to hold the stock, as we believe that its margins will improve as the economy continues to improve. Because refining is currently the most out-of-favor subsector within energy, we believe that its risk/reward profile is compelling.

Jack in the Box is a quick service restaurant that owns and franchises both Jack in the Box and Qdoba Mexican Grill restaurants. The stock sold off due to investors' concerns surrounding the company's future performance, given the difficult economic environment and its geographic exposure, which is heavily concentrated in California. The Fund continues to hold the stock, as the company's fundamentals have performed relatively well in comparison to its peers.

Current Strategy & Outlook: We believe that the economy will continue to recover slowly and we remain focused on companies with what we believe are strong balance sheets and good cash flow generation capabilities. Given that the majority of stocks that have performed well since the market low in March 2009 have been lower quality, more cyclical names, we believe that a lot of these stocks have become expensive on a relative valuation basis, as a rapid and strong recovery has already been priced in. We are now focusing on companies that are less cyclical and more attractive from a valuation standpoint. We continue to take advantage of the volatility in the market to acquire what we believe are attractively valued companies whose share prices are not trading on fundamentals.

Top Ten Holdings*
as of November 30, 2009
(as a percent of net assets)

Healthsouth Corp.	1.2%
Cleco Corp.	1.2%
Solera Holdings, Inc.	1.2%
Bally Technologies, Inc.	1.1%
SVB Financial Group	1.1%
IBERIABANK Corp.	1.1%
ProAssurance Corp.	1.1%
FirstMerit Corp.	1.1%
Platinum Underwriters Holdings Ltd.	1.0%
Polycom, Inc.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

(1)  The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING TACTICAL ASSET ALLOCATION FUND

PORTFOLIO MANAGERS' REPORT

ING Tactical Asset Allocation Fund (the "Fund") seeks to outperform the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The Fund is managed by Paul Zemsky, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund's Class I shares, provided a total return of 21.27% compared to the S&P 500® Index(1), which returned 20.50% for the same period.

Portfolio Specifics: The Fund provides exposure to large-cap U.S. equities exclusively within ING funds-of-funds. The Fund utilizes a quantitative model to allocate assets among different asset classes, including stocks and bonds of various regions. The model, updated monthly, is based on three sets of factors: macroeconomics, valuation and momentum.

The Fund seeks to outperform the S&P 500® Index by engaging in a global tactical asset allocation overlay strategy. The Fund holds the stocks of the S&P 500® Index at all times and utilizes the overlay strategy to provide long and short exposure to various regional stock and bond markets according to their perceived attractiveness, through the use of futures contracts.

For the period, the overlay strategy benefited Fund performance. Country selection contributed to results particularly through our average long equities exposure. More specifically, average long exposure to equities in Spain, the U.S. and Singapore and average short exposure to Japanese equities had a positive effect. Average short exposure to equities in the Netherlands, Canada and the UK and average short exposure to Euroland bonds acted as a drag on results. As of November 30, 2009, the Fund was positioned with long exposure to equities and short exposure to bonds. Within equities, the Fund had long exposure to Spain and Singapore equities and short exposure to Canada and the UK. Within bonds, the Fund had short exposure to Australia and the U.S., and long exposure to Japan and the UK.

Current Strategy & Outlook: We remain constructive on prospects for a U.S. and global economic recovery, in particular for a continued recovery in earnings. The initial report on third quarter U.S. gross domestic product ("GDP") showed greater than expected growth at a 3.5% annual rate, suggesting that the recession most likely ended at mid-year, as we had expected. The National Bureau of Economic Research will decide the official date for the start of recovery.

In many respects, the U.S. recovery is following typical cyclical patterns despite the severity of the recession and financial crisis. Sharply declining industrial production and widespread inventory liquidation have now given way to a recovery in manufacturing. In our opinion, strong productivity gains, at a 9.5% annual rate in the third quarter, are leading to an impressive recovery of profits, which should set the stage for a revival in capital spending and hiring. We believe the unemployment rate may rise further before it starts to decline next year. We believe that the recovery will develop into a sustainable expansion in 2010, but understand that the transition is uncertain.

Policy remains stimulative in the U.S. and around the world. G-20 finance ministers have pledged to maintain stimulus as long as needed to support growth. While we do not expect another large U.S. fiscal package, we believe some smaller targeted measures are likely. We do not expect the Federal Reserve Board to begin reversing its current monetary stance until mid-2010.

Top Ten Holdings
as of November 30, 2009
(as a percent of net assets)

ExxonMobil Corp.	3.5%
Microsoft Corp.	2.2%
Procter & Gamble Co.	1.8%
Apple, Inc.	1.8%
Johnson & Johnson	1.7%
General Electric Co.	1.7%
JPMorgan Chase & Co.	1.6%
International Business Machines Corp.	1.6%
AT&T, Inc.	1.5%
Chevron Corp.	1.5%

Portfolio holdings are subject to change daily.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, "Hypothetical (5% Return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Balanced Fund	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2009*	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2009*
Class A	$1,000.00	$1,142.90	1.23%	$6.61	$1,000.00	$1,018.90	1.23%	$6.23
Class B	1,000.00	1,138.40	1.98	10.61	1,000.00	1,015.14	1.98	10.00
Class C	1,000.00	1,139.00	1.98	10.62	1,000.00	1,015.14	1.98	10.00
Class I	1,000.00	1,144.50	0.98	5.27	1,000.00	1,020.16	0.98	4.96
Class O	1,000.00	1,143.70	1.23	6.61	1,000.00	1,018.90	1.23	6.23
ING Growth and Income Fund
Class A	$1,000.00	$1,169.60	1.08%	$5.87	$1,000.00	$1,019.65	1.08%	$5.47
Class B	1,000.00	1,163.90	1.83	9.93	1,000.00	1,015.89	1.83	9.25
Class C	1,000.00	1,164.10	1.83	9.93	1,000.00	1,015.89	1.83	9.25
Class I	1,000.00	1,170.30	0.83	4.52	1,000.00	1,020.91	0.83	4.20
Class O	1,000.00	1,168.70	1.08	5.87	1,000.00	1,019.65	1.08	5.47
Class W(1)	1,000.00	1,141.60	0.83	4.19	1,000.00	1,020.91	0.83	3.95

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)  Commencement of operations was June 12, 2009. Expenses paid for the Actual Fund Return reflect the 172 day period ended November 30, 2009.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Corporate Leaders 100 Fund	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2009*	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2009*
Class A	$1,000.00	$1,213.20	0.90%	$4.99	$1,000.00	$1,020.56	0.90%	$4.56
Class B	1,000.00	1,211.60	1.65	9.15	1,000.00	1,016.75	1.65	8.34
Class C	1,000.00	1,211.90	1.65	9.15	1,000.00	1,016.80	1.65	8.34
Class I	1,000.00	1,215.80	0.65	3.61	1,000.00	1,021.81	0.65	3.29
Class W	1,000.00	1,215.50	0.65	3.61	1,000.00	1,021.81	0.65	3.29
ING Small Company Fund
Class A	$1,000.00	$1,159.70	1.49%	$8.07	$1,000.00	$1,017.60	1.49%	$7.54
Class B	1,000.00	1,155.80	2.24	12.11	1,000.00	1,013.84	2.24	11.31
Class C	1,000.00	1,156.00	2.24	12.11	1,000.00	1,013.84	2.24	11.31
Class I	1,000.00	1,162.30	1.24	6.72	1,000.00	1,018.85	1.24	6.28
Class O	1,000.00	1,159.90	1.49	8.07	1,000.00	1,017.60	1.49	7.54
Class W(1)	1,000.00	1,124.90	1.25	6.26	1,000.00	1,018.80	1.25	5.95
ING Tactical Asset Allocation Fund
Class I	$1,000.00	$1,212.70	0.70%	$3.88	$1,000.00	$1,021.56	0.70%	$3.55

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)  Commencement of operations was June 12, 2009. Expenses paid for the Actual Fund Return reflect the 172 day period ended November 30, 2009.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2009 (UNAUDITED)

	ING Balanced Fund	ING Growth and Income Fund	ING Corporate Leaders 100 Fund
ASSETS:
Investments in securities at value+*	$128,813,464	$389,324,405	$9,902,271
Short-term investments**	894,156	6,712,039	—
Short-term investments in affiliates***	6,021,000	5,019,000	—
Cash collateral for futures	614,640	—	—
Receivables:
Investment securities sold	1,802,077	18,032,221	22,249
Investment securities sold on a delayed-delivery or when issued basis	6,880,539	—	—
Fund shares sold	6,486	119,597	21,563
Dividends and interest	647,319	764,923	26,187
Variation margin	5,488	—	—
Unrealized appreciation on forward foreign currency contracts	28,818	—	—
Upfront payments made on swap agreements	53,119	—	—
Unrealized appreciation on swap agreements	68,774	—	—
Prepaid expenses	34,943	36,767	31,122
Reimbursement due from manager	5,330	60,935	5,674
Total assets	145,876,153	420,069,887	10,009,066
LIABILITIES:
Payable for investment securities purchased	1,949,993	15,393,616	—
Payable for fund shares redeemed	131,236	273,292	—
Payable for terminated investment contracts (Note 16)	272,736	—	—
Payable upon receipt of securities loaned	957,691	6,758,502	—
Upfront payments received on swap agreements	60,086	—	—
Unrealized depreciation on swap agreements	104,276	—	—
Payable for futures variation margin	2,063	—	—
Payable to affiliates	112,285	338,837	6,868
Payable to custodian due to bank overdraft	6,361	1,060	1,323
Payable for directors fees	8,580	17,333	778
Other accrued expenses and liabilities	174,260	306,995	29,887
Written options^	2,456	—	—
Payable for investment securities purchased on a delayed-delivery or when issued basis	12,611,940	—	—
Total liabilities	16,393,963	23,089,635	38,856
NET ASSETS	$129,482,190	$396,980,252	$9,970,210
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$191,806,590	$491,709,588	$9,654,727
Undistributed net investment income	709,047	1,168,499	99,210
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(73,670,087)	(161,139,244)	(2,417,536)
Net unrealized appreciation on investments, foreign currency related transactions, futures, swaps, and written options	10,636,640	65,241,409	2,633,809
NET ASSETS	$129,482,190	$396,980,252	$9,970,210
+ Including securities loaned at value	$936,117	$6,614,654	$—
* Cost of investments in securities	$118,125,131	$324,037,214	$7,268,462
** Cost of short-term investments	$957,691	$6,758,502	$—
*** Cost of short-term investments in affiliates	$6,021,000	$5,019,000	$—
^ Premiums received on written options	$43,600	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

	ING Balanced Fund	ING Growth and Income Fund	ING Corporate Leaders 100 Fund
Class A:
Net Assets	$56,552,912	$317,824,489	$6,453,891
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,963,248	31,141,444	699,734
Net asset value and redemption price per share	$9.48	$10.21	$9.22
Maximum offering price per share (5.75%)(1)	$10.06	$10.83	$9.78
Class B:
Net Assets	$11,630,044	$15,595,136	$182,242
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,239,445	1,554,595	19,904
Net asset value and redemption price per share(2)	$9.38	$10.03	$9.16
Maximum offering price per share	$9.38	$10.03	$9.16
Class C:
Net Assets	$23,561,315	$11,428,022	$1,750,434
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,512,089	1,145,775	191,342
Net asset value and redemption price per share(2)	$9.38	$9.97	$9.15
Maximum offering price per share	$9.38	$9.97	$9.15
Class I:
Net Assets	$14,130,661	$39,229,119	$58,203
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,492,655	3,830,305	6,302
Net asset value and redemption price per share	$9.47	$10.24	$9.24
Maximum offering price per share	$9.47	$10.24	$9.24
Class O:
Net Assets	$23,607,258	$12,900,082	n/a
Shares authorized	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	2,504,525	1,264,858	n/a
Net asset value and redemption price per share	$9.43	$10.20	n/a
Maximum offering price per share	$9.43	$10.20	n/a
Class W:
Net Assets	n/a	$3,404	$1,525,440
Shares authorized	n/a	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	332	164,937
Net asset value and redemption price per share	n/a	$10.25	$9.25
Maximum offering price per share	n/a	$10.25	$9.25

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2009 (UNAUDITED)

	ING Small Company Fund	ING Tactical Asset Allocation Fund
ASSETS:
Investments in securities at value+*	$108,944,479	$77,096,589
Short-term investments in affiliates**	1,229,000	1,010,000
Short-term investments at amortized cost	3,114,089	—
Cash	235,577	17,057
Cash collateral for futures	—	1,458,137
Foreign currencies at value***	—	2,749,165
Receivables:
Investment securities sold	422,001	—
Fund shares sold	120,330	37,702
Dividends and interest	133,821	198,765
Prepaid expenses	35,367	12,178
Total assets	114,234,664	82,579,593
LIABILITIES:
Payable for investment securities purchased	245,514	—
Payable for fund shares redeemed	71,622	109,904
Payable for futures variation margin	—	145
Payable upon receipt of securities loaned	3,114,089	—
Payable to affiliates	109,886	40,797
Payable for directors fees	4,398	4,546
Other accrued expenses and liabilities	65,621	42,438
Total liabilities	3,611,130	197,830
NET ASSETS	$110,623,534	$82,381,763
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$140,591,317	$110,849,943
Accumulated net investment loss/distributions in excess of net investment income	(69,849)	(1,466,667)
Accumulated net realized loss on investments, foreign currency related transactions and futures	(25,426,569)	(19,035,354)
Net unrealized depreciation on investments, foreign currency related transactions and futures	(4,471,365)	(7,966,159)
NET ASSETS	$110,623,534	$82,381,763
+ Including securities loaned at value	$3,031,125	$—
* Cost of investments in securities	$113,415,844	$85,223,916
** Cost of short-term investments in affiliates	$1,229,000	$1,010,000
*** Cost of foreign currency	$—	$2,566,936

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

	ING Small Company Fund	ING Tactical Asset Allocation Fund
Class A:
Net Assets	$79,334,436	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	7,694,277	n/a
Net asset value and redemption price per share	$10.31	n/a
Maximum offering price per share (5.75%)(1)	$10.94	n/a
Class B:
Net Assets	$2,331,338	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	238,089	n/a
Net asset value and redemption price per share(2)	$9.79	n/a
Maximum offering price per share	$9.79	n/a
Class C:
Net Assets	$4,809,552	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	495,472	n/a
Net asset value and redemption price per share(2)	$9.71	n/a
Maximum offering price per share	$9.71	n/a
Class I:
Net Assets	$22,817,993	$82,381,763
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,042,885	10,374,197
Net asset value and redemption price per share	$11.17	$7.94
Maximum offering price per share	$11.17	$7.94
Class O:
Net Assets	$1,139,387	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	110,586	n/a
Net asset value and redemption price per share	$10.30	n/a
Maximum offering price per share	$10.30	n/a
Class W:
Net Assets	$190,828	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	17,091	n/a
Net asset value and redemption price per share	$11.17	n/a
Maximum offering price per share	$11.17	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (UNAUDITED)

	ING Balanced Fund	ING Growth and Income Fund	ING Corporate Leaders 100 Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$789,919	$3,414,647	$101,068
Interest	1,314,775	44	—
Securities lending income, net	49,601	1,911	—
Total investment income	2,154,295	3,416,602	101,068
EXPENSES:
Investment management fees	479,469	1,271,306	17,594
Distribution and service fees:
Class A	68,545	378,036	7,172
Class B	64,205	82,701	829
Class C	117,592	56,219	7,407
Class O	28,767	14,813	—
Transfer agent fees	128,139	290,190	2,991
Administrative service fees	51,144	148,756	4,398
Shareholder reporting expense	48,145	89,790	2,796
Registration fees	28,085	24,096	30,022
Professional fees	17,036	53,280	7,379
Custody and accounting expense	36,755	19,657	2,402
Directors fees	5,540	13,105	536
Offering expense	—	—	480
Interest expense	65	—	—
Miscellaneous expense	9,933	18,161	2,983
Total expenses	1,083,420	2,460,110	86,989
Net waived and reimbursed fees	(176,839)	(385,051)	(42,948)
Net expenses	906,581	2,075,059	44,041
Net investment income	1,247,714	1,341,543	57,027
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	3,118,588	23,271,420	246,373
Foreign currency related transactions	127,245	—	—
Futures	165,352	56,231	—
Swaps	42,997	—	—
Written options	(8,000)	—	—
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	3,446,182	23,327,651	246,373
Net change in unrealized appreciation or depreciation on:
Investments	12,106,334	32,491,705	1,384,097
Foreign currency related transactions	48,276	682	—
Futures	(64,149)	—	—
Swaps	6,932	—	—
Written options	41,144	—	—
Net change in unrealized appreciation on investments, foreign currency related transactions, futures, swaps, and written options	12,138,537	32,492,387	1,384,097
Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, and written options	15,584,719	55,820,038	1,630,470
Increase in net assets resulting from operations	$16,832,433	$57,161,581	$1,687,497
* Foreign taxes withheld	$7	$111,580	$47
(1) Dividends from affiliates	$4,409	$7,047	$10

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (UNAUDITED)

	ING Small Company Fund	ING Tactical Asset Allocation Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$729,600	$790,901
Interest	19	3,426
Securities lending income, net	3,757	—
Total investment income	733,376	794,327
EXPENSES:
Investment management fees	459,647	175,258
Distribution and service fees:
Class A	96,098	—
Class B	12,591	—
Class C	23,904	—
Class O	1,153	—
Transfer agent fees	65,554	117
Administrative service fees	43,261	38,946
Shareholder reporting expense	22,220	7,190
Registration fees	37,053	10,862
Professional fees	17,684	15,761
Custody and accounting expense	12,259	11,905
Directors fees	4,849	4,286
Interest expense	202	—
Miscellaneous expense	7,571	5,211
Total expenses	804,046	269,536
Net recouped (waived and reimbursed) fees	(821)	3,484
Net expenses	803,225	273,020
Net investment income (loss)	(69,849)	521,307
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	315,038	(1,667,981)
Foreign currency related transactions	—	165,106
Futures	—	1,677,495
Net realized gain on investments, foreign currency related transactions, and futures	315,038	174,620
Net change in unrealized appreciation or depreciation on:
Investments	14,774,362	14,273,602
Foreign currency related transactions	—	(8,631)
Futures	—	(70,537)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	14,774,362	14,194,434
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	15,089,400	14,369,054
Increase in net assets resulting from operations	$15,019,551	$14,890,361
* Foreign taxes withheld	$1,347	$300
(1) Dividends from affiliates	$2,186	$1,594

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Balanced Fund		ING Growth and Income Fund
	Six Months Ended November 30, 2009	Year Ended May 31, 2009	Six Months Ended November 30, 2009	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income	$1,247,714	$3,501,686	$1,341,543	$3,290,012
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	3,446,182	(48,248,993)	23,327,651	(111,070,861)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	12,138,537	(11,693,931)	32,492,387	3,852,942
Increase (decrease) in net assets resulting from operations	16,832,433	(56,441,238)	57,161,581	(103,927,907)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,010,109)	(2,314,105)	(1,292,904)	(3,067,338)
Class B	(204,484)	(558,592)	(23,697)	(41,185)
Class C	(365,523)	(783,879)	(18,814)	(26,454)
Class I	(266,917)	(630,956)	(102,718)	(280,238)
Class O	(428,851)	(948,743)	(51,715)	—
Class W	—	—	(17)	—
Net realized gains:
Class A	—	(26,772)	—	—
Class B	—	(8,583)	—	—
Class C	—	(12,105)	—	—
Class I	—	(6,841)	—	—
Class O	—	(10,959)	—	—
Total distributions	(2,275,884)	(5,301,535)	(1,489,865)	(3,415,215)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,045,197	14,435,371	31,716,860	18,512,069
Proceeds from shares issued in merger (Note 14)	—	—	—	107,606,061
Reinvestment of distributions	1,453,288	3,783,656	1,235,534	3,051,299
	6,498,485	18,219,027	32,952,394	129,169,429
Cost of shares redeemed	(14,673,770)	(57,891,430)	(31,307,557)	(58,837,474)
Net increase (decrease) in net assets resulting from capital share transactions	(8,175,285)	(39,672,403)	1,644,837	70,331,955
Net increase (decrease) in net assets	6,381,264	(101,415,176)	57,316,553	(37,011,167)
NET ASSETS:
Beginning of period	123,100,926	224,516,102	339,663,699	376,674,866
End of period	$129,482,190	$123,100,926	$396,980,252	$339,663,699
Undistributed net investment income at end of period	$709,047	$1,737,217	$1,168,499	$1,316,821

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Corporate Leaders 100 Fund		ING Small Company Fund
	Six Months Ended November 30, 2009	June 30, 2008(1) to May 31, 2009	Six Months Ended November 30, 2009	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$57,027	$95,839	$(69,849)	$36,099
Net realized gain (loss) on investments	246,373	(2,663,909)	315,038	(25,736,722)
Net change in unrealized appreciation or depreciation on investments	1,384,097	1,249,712	14,774,362	(20,080,240)
Increase (decrease) in net assets resulting from operations	1,687,497	(1,318,358)	15,019,551	(45,780,863)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(43,967)	—	—
Class B	—	(610)	—	—
Class C	—	(10,739)	—	—
Class I	—	(25)	—	—
Class W	—	(3,470)	—	—
Net realized gains:
Class A	—	—	—	(2,929,707)
Class B	—	—	—	(107,900)
Class C	—	—	—	(143,169)
Class I	—	—	—	(556,532)
Class O	—	—	—	(7,211)
Total distributions	—	(58,811)	—	(3,744,519)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	929,223	9,848,859	17,922,735	99,663,334
Reinvestment of distributions	—	20,778	—	2,418,234
	929,223	9,869,637	17,922,735	102,081,568
Cost of shares redeemed	(314,672)	(824,306)	(16,796,186)	(57,720,282)
Net increase in net assets resulting from capital share transactions	614,551	9,045,331	1,126,549	44,361,286
Net increase (decrease) in net assets	2,302,048	7,668,162	16,146,100	(5,164,096)
NET ASSETS:
Beginning of period	7,668,162	—	94,477,434	99,641,530
End of period	$9,970,210	$7,668,162	$110,623,534	$94,477,434
Undistributed net investment income (accumulated net investment loss) at end of period	$99,210	$42,183	$(69,849)	$—

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Tactical Asset Allocation Fund
	Six Months Ended November 30, 2009	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income	$521,307	$1,377,709
Net realized gain (loss) on investments, foreign currency related transactions, and futures	174,620	(21,146,589)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	14,194,434	(23,946,747)
Increase (decrease) in net assets resulting from operations	14,890,361	(43,715,627)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(469,160)	(868,799)
Total distributions	(469,160)	(868,799)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,434,652	24,120,594
Reinvestment of distributions	469,160	862,531
	3,903,812	24,983,125
Cost of shares redeemed	(7,953,045)	(26,754,600)
Net decrease in net assets resulting from capital share transactions	(4,049,233)	(1,771,475)
Net increase (decrease) in net assets	10,371,968	(46,355,901)
NET ASSETS:
Beginning of period	72,009,795	118,365,696
End of period	$82,381,763	$72,009,795
Distributions in excess of net investment income at end of period	$(1,466,667)	$(1,518,814)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
		Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended		($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Balanced Fund
Class A
11-30-09		8.46	0.10		1.09	1.19	0.17	—		—	0.17	9.48	14.29	1.51	1.23	†	1.23	†	2.14	†	56,553	159
05-31-09		11.98	0.24		(3.42)	(3.18)	0.34	0.00	*	—	0.34	8.46	(26.67)	1.48	1.23	†	1.23	†	2.51	†	51,959	329
05-31-08		13.25	0.28		(0.95)	(0.67)	0.27	0.33		—	0.60	11.98	(5.15)	1.45	1.23	†	1.23	†	2.13	†	90,471	253
05-31-07		11.83	0.24	•	1.49	1.73	0.22	0.09		—	0.31	13.25	14.89	1.35	1.29	†	1.29	†	1.95	†	122,023	268
05-31-06		12.35	0.18		0.30	0.48	0.17	0.83		—	1.00	11.83	3.96	1.40	1.40		1.40		1.43		89,596	309
05-31-05		11.66	0.18		0.81	0.99	0.18	0.12		—	0.30	12.35	8.60	1.33	1.33		1.33		1.48		67,177	289
Class B
11-30-09		8.37	0.07		1.07	1.14	0.13	—		—	0.13	9.38	13.84	2.26	1.98	†	1.98	†	1.38	†	11,630	159
05-31-09		11.82	0.19		(3.40)	(3.21)	0.24	0.00	*	—	0.24	8.37	(27.19)	2.23	1.98	†	1.98	†	1.76	†	13,576	329
05-31-08		13.08	0.17	•	(0.93)	(0.76)	0.17	0.33		—	0.50	11.82	(5.93)	2.20	1.98	†	1.98	†	1.38	†	36,415	253
05-31-07		11.68	0.14		1.48	1.62	0.13	0.09		—	0.22	13.08	14.00	2.10	2.04	†	2.04	†	1.21	†	61,798	268
05-31-06		12.21	0.07		0.31	0.38	0.08	0.83		—	0.91	11.68	3.19	2.15	2.15		2.15		0.69		34,224	309
05-31-05		11.51	0.09	•	0.80	0.89	0.07	0.12		—	0.19	12.21	7.79	2.08	2.08		2.08		0.72		20,900	289
Class C
11-30-09		8.37	0.07		1.08	1.15	0.14	—		—	0.14	9.38	13.90	2.26	1.98	†	1.98	†	1.39	†	23,561	159
05-31-09		11.84	0.17		(3.38)	(3.21)	0.26	0.00	*	—	0.26	8.37	(27.22)	2.23	1.98	†	1.98	†	1.76	†	22,866	329
05-31-08		13.10	0.17	•	(0.93)	(0.76)	0.17	0.33		—	0.50	11.84	(5.88)	2.20	1.98	†	1.98	†	1.38	†	40,705	253
05-31-07		11.69	0.15	•	1.48	1.63	0.13	0.09		—	0.22	13.10	14.03	2.10	2.04	†	2.04	†	1.22	†	53,801	268
05-31-06		12.22	0.09	•	0.29	0.38	0.08	0.83		—	0.91	11.69	3.14	2.15	2.15		2.15		0.72		13,678	309
05-31-05		11.50	0.08		0.81	0.89	0.05	0.12		—	0.17	12.22	7.75	2.08	2.08		2.08		0.73		4,730	289
Class I
11-30-09		8.45	0.11		1.09	1.20	0.18	—		—	0.18	9.47	14.45	1.26	0.98	†	0.98	†	2.39	†	14,131	159
05-31-09		11.96	0.26	•	(3.40)	(3.14)	0.37	0.00	*	—	0.37	8.45	(26.41)	1.23	0.98	†	0.98	†	2.82	†	12,883	329
05-31-08		13.24	0.31		(0.95)	(0.64)	0.31	0.33		—	0.64	11.96	(4.97)	1.20	0.98	†	0.98	†	2.38	†	21,090	253
05-31-07		11.82	0.27	•	1.50	1.77	0.26	0.09		—	0.35	13.24	15.22	1.10	1.04	†	1.04	†	2.18	†	30,305	268
05-31-06		12.34	0.21		0.30	0.51	0.20	0.83		—	1.03	11.82	4.23	1.15	1.15		1.15		1.67		35,141	309
05-31-05		11.67	0.21		0.81	1.02	0.23	0.12		—	0.35	12.34	8.85	1.08	1.08		1.08		1.73		33,380	289
Class O
11-30-09		8.41	0.10		1.09	1.19	0.17	—		—	0.17	9.43	14.37	1.51	1.23	†	1.23	†	2.14	†	23,607	159
05-31-09		11.91	0.24		(3.40)	(3.16)	0.34	0.00	*	—	0.34	8.41	(26.65)	1.48	1.23	†	1.23	†	2.51	†	21,816	329
05-31-08		13.19	0.27	•	(0.94)	(0.67)	0.28	0.33		—	0.61	11.91	(5.22)	1.45	1.23	†	1.23	†	2.14	†	35,835	253
05-31-07		11.78	0.24	•	1.49	1.73	0.23	0.09		—	0.32	13.19	14.92	1.35	1.29	†	1.29	†	1.96	†	36,595	268
05-31-06		12.31	0.18	•	0.29	0.47	0.17	0.83		—	1.00	11.78	3.94	1.40	1.40		1.40		1.45		24,009	309
09-15-04	(4) -05-31-05	11.83	0.17		0.57	0.74	0.14	0.12		—	0.26	12.31	6.71	1.33	1.33		1.33		1.44		10,379	289
ING Growth and Income Fund
Class A
11-30-09		8.77	0.04		1.44	1.48	0.04	—		—	0.04	10.21	16.96	1.29	1.08	†	1.08	†	0.77	†	317,824	57
05-31-09		12.74	0.11		(3.96)	(3.85)	0.12	—		—	0.12	8.77	(30.28)	1.25	1.08	†	1.08	†	1.19	†	283,003	177
05-31-08		13.46	0.15	•	(0.78)	(0.63)	0.09	—		—	0.09	12.74	(4.69)	1.34	1.11	†	1.11	†	1.18	†	324,594	221
05-31-07		11.05	0.12		2.46	2.58	0.17	—		—	0.17	13.46	23.65	1.25	1.25	†	1.25	†	0.98	†	58,025	181
05-31-06		10.15	0.19	•	0.89	1.08	0.18	—		—	0.18	11.05	10.76	1.27	1.27		1.27		1.84		50,656	23
05-31-05		9.38	0.17		0.80	0.97	0.20	—		—	0.20	10.15	10.47	1.24	1.24		1.23		1.64		55,672	31
Class B
11-30-09		8.63	0.01		1.40	1.41	0.01	—		—	0.01	10.03	16.39	2.04	1.83	†	1.83	†	0.03	†	15,595	57
05-31-09		12.50	0.04	•	(3.88)	(3.84)	0.03	—		—	0.03	8.63	(30.77)	2.00	1.83	†	1.83	†	0.43	†	17,009	177
05-31-08		13.24	0.05	•	(0.77)	(0.72)	0.02	—		—	0.02	12.50	(5.47)	2.09	1.90	†	1.90	†	0.40	†	21,211	221
05-31-07		10.87	0.02		2.44	2.46	0.09	—		—	0.09	13.24	22.76	2.00	2.00	†	2.00	†	0.21	†	11,837	181
05-31-06		10.00	0.11		0.87	0.98	0.11	—		—	0.11	10.87	9.89	2.02	2.02		2.02		1.07		8,700	23
05-31-05		9.24	0.07		0.81	0.88	0.12	—		—	0.12	10.00	9.62	1.99	1.99		1.98		0.87		7,796	31
Class C
11-30-09		8.58	0.00	*	1.41	1.41	0.02	—		—	0.02	9.97	16.41	2.04	1.83	†	1.83	†	0.02	†	11,428	57
05-31-09		12.46	0.04	•	(3.88)	(3.84)	0.04	—		—	0.04	8.58	(30.82)	2.00	1.83	†	1.83	†	0.47	†	10,820	177
05-31-08		13.20	0.05	•	(0.76)	(0.71)	0.03	—		—	0.03	12.46	(5.42)	2.09	1.89	†	1.89	†	0.39	†	7,409	221
05-31-07		10.84	0.02		2.43	2.45	0.09	—		—	0.09	13.20	22.72	2.00	2.00	†	2.00	†	0.21	†	2,767	181
05-31-06		9.96	0.12		0.86	0.98	0.10	—		—	0.10	10.84	9.93	2.02	2.02		2.02		1.07		1,925	23
05-31-05		9.20	0.07		0.80	0.87	0.11	—		—	0.11	9.96	9.55	1.99	1.99		1.98		0.89		2,035	31

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Income (loss) from investment operations			Less distributions						Ratios to average net assets							Supplemental data
		Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Growth and Income Fund (continued)
Class I
11-30-09		8.80	0.04	1.45	1.49	0.05	—	—	0.05	10.24	17.03	1.04	0.83	†	0.83	†	0.89	†	39,229	57
05-31-09		12.79	0.13	(3.97)	(3.84)	0.15	—	—	0.15	8.80	(30.11)	1.00	0.83	†	0.83	†	1.44	†	18,326	177
05-31-08		13.50	0.17	(0.77)	(0.60)	0.11	—	—	0.11	12.79	(4.45)	1.09	0.95	†	0.95	†	1.33	†	23,461	221
05-31-07		11.08	0.15 •	2.47	2.62	0.20	—	—	0.20	13.50	23.98	1.00	1.00	†	1.00	†	1.25	†	25,407	181
05-31-06		10.18	0.22 •	0.89	1.11	0.21	—	—	0.21	11.08	11.01	1.02	1.02		1.02		2.08		30,487	23
05-31-05		9.42	0.20	0.79	0.99	0.23	—	—	0.23	10.18	10.72	0.99	0.99		0.98		1.89		41,923	31
Class O
11-30-09		8.77	0.04	1.43	1.47	0.04	—	—	0.04	10.20	16.87	1.29	1.08	†	1.08	†	0.76	†	12,900	57
02-06-09	(4) -05-31-09	8.00	0.01 •	0.76	0.77	—	—	—	—	8.77	9.63	1.25	1.08	†	1.08	†	0.25	†	10,505	177
Class W
06-12-09	(4)-11-30-09	9.03	0.05 •	1.22	1.27	0.05	—	—	0.05	10.25	14.16	1.04	0.83	†	0.83	†	1.03	†	3	57
ING Corporate Leaders 100 Fund
Class A
11-30-09		7.60	0.05	1.57	1.62	—	—	—	—	9.22	21.32	1.88	0.90	†	0.90	†	1.39	†	6,454	25
06-30-08	(4) -05-31-09	10.00	0.13	(2.46)	(2.33)	0.07	—	—	0.07	7.60	(23.22)	3.23	0.90	†	0.90	†	1.89	†	4,992	277
Class B
11-30-09		7.56	0.02	1.58	1.60	—	—	—	—	9.16	21.16	2.63	1.65	†	1.65	†	0.63	†	182	25
06-30-08	(4) -05-31-09	10.00	0.08 •	(2.46)	(2.38)	0.06	—	—	0.06	7.56	(23.81)	3.98	1.65	†	1.65	†	1.17	†	127	277
Class C
11-30-09		7.55	0.02	1.58	1.60	—	—	—	—	9.15	21.19	2.63	1.65	†	1.65	†	0.67	†	1,750	25
06-30-08	(4) -05-31-09	10.00	0.09 •	(2.47)	(2.38)	0.07	—	—	0.07	7.55	(23.76)	3.98	1.65	†	1.65	†	1.35	†	1,345	277
Class I
11-30-09		7.60	0.07	1.57	1.64	—	—	—	—	9.24	21.58	1.63	0.65	†	0.65	†	1.64	†	58	25
06-30-08	(4) -05-31-09	10.00	0.14	(2.46)	(2.32)	0.08	—	—	0.08	7.60	(23.11)	2.98	0.65	†	0.65	†	2.12	†	47	277
Class W
11-30-09		7.61	0.06	1.58	1.64	—	—	—	—	9.25	21.55	1.63	0.65	†	0.65	†	1.64	†	1,525	25
06-30-08	(4) -05-31-09	10.00	0.14 •	(2.45)	(2.31)	0.08	—	—	0.08	7.61	(23.01)	2.98	0.65	†	0.65	†	2.17	†	1,157	277
ING Small Company Fund
Class A
11-30-09		8.89	(0.01)	1.43	1.42	—	—	—	—	10.31	15.97	1.49	1.49	†	1.49	†	(0.14	)†	79,334	48
05-31-09		13.29	0.00 *	(4.06)	(4.06)	—	0.34	—	0.34	8.89	(30.41)	1.48	1.48	†	1.48	†	0.04	†	70,360	174
05-31-08		17.92	0.04	(0.95)	(0.91)	0.04	3.68	—	3.72	13.29	(4.72)	1.43	1.43	†	1.43	†	0.26	†	67,608	112
05-31-07		18.32	0.01	3.05	3.06	—	3.46	—	3.46	17.92	18.50	1.36	1.36	†	1.36	†	0.08	†	77,041	83
05-31-06		16.46	(0.06)	3.78	3.72	—	1.86	—	1.86	18.32	23.51	1.40	1.40		1.40		(0.34)		88,642	75
05-31-05		15.13	(0.01)	1.34	1.33	—	—	—	—	16.46	8.79	1.36	1.36		1.36		(0.07)		92,363	47
Class B
11-30-09		8.47	(0.05)	1.37	1.32	—	—	—	—	9.79	15.58	2.24	2.24	†	2.24	†	(0.89	)†	2,331	48
05-31-09		12.79	(0.08)	(3.90)	(3.98)	—	0.34	—	0.34	8.47	(30.99)	2.23	2.23	†	2.23	†	(0.71	)†	2,450	174
05-31-08		17.47	(0.08)	(0.92)	(1.00)	—	3.68	—	3.68	12.79	(5.41)	2.18	2.18	†	2.18	†	(0.48	)†	4,663	112
05-31-07		18.06	(0.11)•	2.98	2.87	—	3.46	—	3.46	17.47	17.65	2.11	2.11	†	2.11	†	(0.66	)†	7,275	83
05-31-06		16.37	(0.19)	3.74	3.55	—	1.86	—	1.86	18.06	22.56	2.15	2.15		2.15		(1.10)		7,824	75
05-31-05		15.16	(0.12)	1.33	1.21	—	—	—	—	16.37	7.98	2.11	2.11		2.11		(0.77)		6,783	47
Class C
11-30-09		8.40	(0.04)	1.35	1.31	—	—	—	—	9.71	15.60	2.24	2.24	†	2.24	†	(0.88	)†	4,810	48
05-31-09		12.68	(0.06)•	(3.88)	(3.94)	—	0.34	—	0.34	8.40	(30.94)	2.23	2.23	†	2.23	†	(0.69	)†	4,382	174
05-31-08		17.35	(0.08)•	(0.91)	(0.99)	—	3.68	—	3.68	12.68	(5.40)	2.18	2.18	†	2.18	†	(0.53	)†	4,093	112
05-31-07		17.96	(0.11)	2.96	2.85	—	3.46	—	3.46	17.35	17.64	2.11	2.11	†	2.11	†	(0.66	)†	4,317	83
05-31-06		16.28	(0.19)	3.73	3.54	—	1.86	—	1.86	17.96	22.63	2.15	2.15		2.15		(1.10)		4,393	75
05-31-05		15.08	(0.13)	1.33	1.20	—	—	—	—	16.28	7.96	2.11	2.11		2.11		(0.78)		3,825	47

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

			Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data
		Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended		($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Fund (continued)
Class I
11-30-09		9.61	0.01		1.55	1.56	—	—	—	—	11.17	16.23	1.24	1.24	†	1.24	†	0.13	†	22,818	48
05-31-09		14.30	0.03		(4.38)	(4.35)	—	0.34	—	0.34	9.61	(30.29)	1.23	1.23	†	1.23	†	0.30	†	16,718	174
05-31-08		18.98	0.09		(1.01)	(0.92)	0.08	3.68	—	3.76	14.30	(4.47)	1.18 †	1.18	†	1.18	†	0.51	†	23,278	112
05-31-07		19.17	0.07	•	3.20	3.27	—	3.46	—	3.46	18.98	18.81	1.12	1.12	†	1.12	†	0.40	†	28,153	83
05-31-06		17.11	(0.02)		3.94	3.92	—	1.86	—	1.86	19.17	23.80	1.15	1.15		1.15		(0.08)		17,500	75
05-31-05		15.69	(0.01)		1.43	1.42	—	—	—	—	17.11	9.05	1.11	1.11		1.11		(0.01)		23,581	47
Class O
11-30-09		8.88	(0.01)		1.43	1.42	—	—	—	—	10.30	15.99	1.49	1.49	†	1.49	†	(0.12	)†	1,139	48
06-04-08	(4) -05-31-09	13.19	0.00	*	(3.97)	(3.97)	—	0.34	—	0.34	8.88	(29.97)	1.48	1.48	†	1.48	†	0.05	†	567	174
Class W
06-12-09	(4)-11-30-09	9.93	0.00	*	1.24	1.24	—	—	—	—	11.17	12.49	1.24	1.24	†	1.24	†	0.19	†	191	48
ING Tactical Asset Allocation Fund
Class I
11-30-09		6.59	0.04		1.35	1.39	0.04	—	—	0.04	7.94	21.27	0.69	0.70	†	0.70	†	1.34	†	82,382	5
05-31-09		10.62	0.13		(4.08)	(3.95)	0.08	—	—	0.08	6.59	(37.29)	0.72	0.70	†	0.70	†	1.73	†	72,010	30
03-28-08	(4) -05-31-08	10.00	0.02		0.60	0.62	—	—	—	—	10.62	6.20	0.82	0.70	†	0.70	†	1.63	†	118,366	40

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. There are fifteen separate active investment series which comprise the Company. The five series (each, a "Fund"; collectively, the "Funds") that are in this report are: ING Balanced Fund ("Balanced"), ING Growth and Income Fund ("Growth and Income"), ING Corporate Leaders 100 Fund ("Corporate Leaders 100"), ING Small Company Fund ("Small Company"), and ING Tactical Asset Allocation Fund ("Tactical Asset Allocation").

Each Fund, except Tactical Asset Allocation, offers the following classes of shares: Class A, Class B, Class C and Class I. Balanced, Growth and Income and Small Company also offer Class O shares. Corporate Leaders 100, Growth and Income and Small Company also offer Class W shares. Tactical Asset Allocation only offers Class I shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Please see Note 17 for information regarding closure of Class B shares.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. ("ING IM"or "Sub-Adviser"), a Connecticut corporation, to serve as the sub-adviser to each Fund. ING Funds Distributor, LLC ("IFD" or the "Distributor") is the principal underwriter of the Funds. ING Investments, ING IM and IFD are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank's core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep's Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan ("Restructuring Plan") was submitted to the European Commission ("EC"), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep has represented that it will explore all options, including initial public offerings, sales or combinations thereof. ING Groep also repurchased EUR 5 billion of Core Tier 1 securities in the fourth quarter of 2009, financed by a EUR 7.5 billion underwritten rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds' Board of Directors (the ''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which approximates market value.

Fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund's investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended November 30, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board ("FASB") issued additional guidance related to fair value measurement entitled 820, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosures are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled, "Disclosure about Derivative Instruments and Hedging Activities." Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. Enhanced disclosures regarding credit-risk-related contingent features of derivative instruments is also required. All changes to disclosures have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB established new disclosure requirements entitled, "Disclosures about Credit Derivatives and Certain Guarantees". These amendments require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. These amendments require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the use of Derivative Instruments. The Funds investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk the Funds have entered into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements. These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on swaps, OTC derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. As of November 30, 2009, the Funds did not hold or post collateral for their derivative transactions.

At November 30, 2009, Balanced had an aggregate fair value of credit default swaps in a net liability position of $162,818 subject to the Master Agreements.

E.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only (except for Balanced), each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the six months ended November 30, 2009, Balanced had an average contract amount of $539,514 and $631,836 on forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds' assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds' Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds' Statements of Operations. Realized gains (losses) are reported in the Funds' Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended November 30, 2009, the Funds have purchased futures contracts on various equity indexes to increase exposure to equity risk. The Funds also purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In addition, the Funds sold futures contracts on various bonds and notes to decrease exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds' securities.

The below summarizes the volume of futures contracts activity for each Fund during the six months ended November 30, 2009:

Balanced	Number of Contracts Purchased	Number of Contracts Sold
Outstanding at May 31, 2009	34	3
Futures opened	177	119
Futures closed	(204)	(109)
Outstanding at November 30, 2009	7	13
Tactical Asset Allocation	Number of Contracts Purchased	Number of Contracts Sold
Outstanding at May 31, 2009	320	456
Futures opened	2,026	1,495
Futures closed	(2056)	(1588)
Outstanding at November 30, 2009	290	363

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Corporate Leaders 100 and Small Company pay dividends annually. Balanced and Growth and Income pay dividends semi-annually. Tactical Asset Allocation pays dividends quarterly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund's Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received by a Fund when entering into the agreements are recorded as the cost of the swap and are reported on the Statements of Assets and Liabilities and as a component of the unrealized gain or loss on the Statements of Operations until termination. These upfront payments represent the amounts made or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of the contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statements of Operations. A Fund also records periodic payments made and/or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, the Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. The Fund may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Fund may sell credit default swaps which expose it to the risk of loss from credit risk- related events specified in the contract. Although contract-specific, credit events are generally

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in market value and a resulting unrealized loss position suggests a deterioration of the referenced entity's credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, market values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, market values, and upfront payments for all credit default swap agreements in which a Fund is a seller of protection have been disclosed in a table following the Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2009 for which a Fund is seller of protection are disclosed in a table following the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities

For the six months ended November 30, 2009, Balanced has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the six months ended November 30, 2009, Balanced has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

Balanced had an average notional amount of approximately $738,250 on credit default swaps during the period ended November 30, 2009.

K.  Options Contracts. The Funds may write call and put options on futures, swaps ("swaptions"), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pays a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the six months ended November 30, 2009, Balanced has both purchased and written swaptions on credit default swap indices to increase or decrease exposure to credit risk.

Please refer to Note 9 for the volume of both purchased and written option activity during the six months ended November 30, 2009.

L.  Illiquid and Restricted Securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.  When-Issued and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

N.  Mortgage Dollar Roll Transactions. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

O.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

P.  Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2009, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$73,370,045	$82,640,000
Growth and Income	205,382,483	205,492,673
Corporate Leaders 100	2,810,919	2,160,673
Small Company	51,846,394	49,783,427
Tactical Asset Allocation	3,393,933	5,359,980

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$128,931,026	$131,839,408

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Balanced — 0.750% on the first $500 million, 0.675% on the next $500 million and 0.650% in excess of $1 billion; for Growth and Income — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Corporate Leaders 100 — 0.400% on all assets; for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion; and for Tactical Asset Allocation — 0.450% on all assets.

The Investment Adviser entered into a sub-advisory agreement with ING IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from Balanced, Growth and Income, and Small Company a fee at an annual rate of 0.08% of average daily net assets. For Corporate Leaders 100 and Tactical Asset Allocation, IFS is entitled to receive a fee at an annual rate of 0.10% of average daily net assets.

The Investment Adviser has entered into a service agreement with ING Life Insurance and Annuity Company ("ILIAC"), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of each Fund, except Corporate Leaders 100 and Tactical Asset Allocation, that purchased their shares through ILIAC. In exchange for these services, the Investment Adviser pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the six months ended November 30, 2009, ILIAC received the following amounts which are included in the Statement of Operations:

	Class A	Class I
Balanced	$13,163	$25,593
Growth and Income	39,598	52,185
Small Company	45,155	48,880

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended November 30, 2009, the Investment Adviser for Balanced, Growth and Income, Corporate Leaders 100, Small Company and Tactical Asset Allocation waived $1,796, $3,042, $5, $821 and $405 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I and Class W, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Balanced	0.25%	1.00%	1.00%	0.25%
Growth and Income	0.25%	1.00%	1.00%	0.25%
Corporate Leaders 100	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	0.25%

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The Distributor also returns the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the six months ended November 30, 2009, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class C Shares
Balanced	$2,689	N/A
Growth and Income	5,169	N/A
Corporate Leaders 100	1,486	N/A
Small Company	1,218	N/A
Contingent Deferred Sales Charges:	Class A Shares	Class C Shares
Balanced	$—	$81
Growth and Income	—	620
Corporate Leaders 100	—	70
Small Company	—	406

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

At November 30, 2009, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$58,033	$8,543	$45,709	$112,285
Growth and Income	222,279	26,154	90,404	338,837
Corporate Leaders 100	3,222	806	2,840	6,868
Small Company	79,827	7,519	22,540	109,886
Tactical Asset Allocation	30,184	6,724	—	36,908

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2009, the following ING Fund or indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Global Target Payment Fund — Tactical Asset Allocation (5.61%)

ING National Trust — Balanced (5.11%); Growth and Income (5.93%); and Small Company (24.88%)

ING Strategic Allocation Growth Fund — Tactical Asset Allocation (8.70%)

ING Strategic Allocation Moderate Fund — Tactical Asset Allocation (8.76%)

ING Strategic Allocation Conservative Portfolio — Tactical Asset Allocation (11.64%)

ING Strategic Allocation Growth Portfolio — Tactical Asset Allocation (31.13%)

ING Strategic Allocation Moderate Portfolio — Tactical Asset Allocation (31.17%)

ReliaStar Life Insurance Company — Corporate Leaders 100 (46.30%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2009, the following Funds had the following expenses included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

	Accrued Expenses	Amount
Corporate Leaders 100	Custody	$3,905
	Audit	6,539
	Legal	2,183
	Shareholder reporting	4,366
	Postage	9,515
Tactical Asset Allocation	Audit	14,110
	Postage	10,203

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions,

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Balanced	1.23%	1.98%	1.98%	0.98%	1.23%	N/A
Growth and Income	1.08%	1.83%	1.83%	0.83%	1.08%	0.83%
Corporate Leaders 100	0.90%	1.65%	1.65%	0.65%	N/A	0.65%
Small Company	1.50%	2.25%	2.25%	1.25%	1.50%	1.25%
Tactical Asset Allocation	N/A	N/A	N/A	0.70%	N/A	N/A

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

As of November 30, 2009, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2010	2011	2012	Total
Balanced	$388,620	$552,155	$330,864	$1,271,639
Growth and Income	—	780,600	652,226	1,432,826
Corporate Leaders 100	—	44,198	121,356	165,554
Tactical Asset Allocation	—	21,279	7,552	28,831

Each Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in both purchased and written options for Balanced for the six months ended November 30, 2009 were as follows:

Purchased options	USD Notional	Value
Balance at 05/31/09	—	$—
Options Purchased	26,000,000	127,400
Options Terminated in Closing Purchase Transactions	(12,000,000)	(34,800)
Options Expired	(2,000,000)	(7,400)
Balance at 11/30/09	12,000,000	$85,200
Written options	USD Notional	Premium
Balance at 05/31/09	—	$—
Options Written	32,000,000	77,800
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(14,000,000)	(34,200)
Balance at 11/30/09	18,000,000	$43,600

NOTE 10 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, were a party to an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the six month period ended November 30, 2009:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Averate Interest Rate For Days Utilized
Balanced	1	$2,030,000	1.17%
Small Company	2	3,320,000	1.11%

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

		Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended		#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class A
11-30-09		350,251	—	93,757	(619,688)	(175,680)	3,142,540	—	785,683	(5,583,440)	(1,655,217)
05-31-09		894,019	—	200,414	(2,508,305)	(1,413,872)	8,506,012	—	1,836,243	(23,832,640)	(13,490,385)
Class B
11-30-09		48,309	—	19,998	(450,296)	(381,989)	437,853	—	166,384	(4,019,725)	(3,415,488)
05-31-09		116,495	—	50,810	(1,625,652)	(1,458,347)	1,070,802	—	455,907	(15,307,402)	(13,780,693)
Class C
11-30-09		37,286	—	24,827	(280,905)	(218,792)	321,710	—	206,308	(2,498,026)	(1,970,008)
05-31-09		130,016	—	50,705	(887,807)	(707,086)	1,145,392	—	452,466	(8,137,156)	(6,539,298)
Class I
11-30-09		33,308	—	31,399	(96,861)	(32,154)	298,017	—	262,178	(865,753)	(305,558)
05-31-09		100,412	—	68,512	(407,035)	(238,111)	938,319	—	626,334	(3,591,510)	(2,026,857)
Class O
11-30-09		98,485	—	3,930	(190,852)	(88,437)	845,077	—	32,735	(1,706,826)	(829,014)
05-31-09		293,295	—	40,081	(748,879)	(415,503)	2,774,846	—	412,706	(7,022,722)	(3,835,170)
Growth and Income
Class A
11-30-09		895,921	—	125,717	(2,138,460)	(1,116,822)	8,535,880	—	1,098,770	(20,375,549)	(10,740,899)
05-31-09		1,110,488	10,434,770	276,062	(5,039,053)	6,782,267	10,077,557	83,499,506	2,721,105	(43,657,170)	52,640,998
Class B
11-30-09		41,685	—	2,249	(460,753)	(416,819)	393,590	—	19,389	(4,286,334)	(3,873,355)
05-31-09		96,989	1,043,448	3,298	(868,723)	275,012	829,212	8,228,391	32,738	(7,623,772)	1,466,569
Class C
11-30-09		24,526	—	1,641	(141,193)	(115,026)	230,965	—	14,066	(1,323,261)	(1,078,230)
05-31-09		175,785	809,796	2,365	(321,705)	666,241	1,421,260	6,352,968	22,017	(2,604,645)	5,191,600
Class I
11-30-09		2,122,798	—	11,555	(386,167)	1,748,186	20,369,943	—	101,224	(3,749,340)	16,721,827
05-31-09		693,543	209	28,077	(474,430)	247,399	5,383,152	1,680	275,439	(4,222,169)	1,438,102
Class O
11-30-09		228,878	—	239	(162,189)	66,928	2,183,482	—	2,085	(1,573,073)	612,494
02-06-09	(1) - 05-31-09	101,984	1,190,429	—	(94,483)	1,197,930	800,888	9,523,516	—	(729,718)	9,594,686
Class W
06-12-09	(1) - 11-30-09	332	—	—	—	332	3,000	—	—	—	3,000
Corporate Leaders 100
Class A
11-30-09		56,760	—	—	(14,047)	42,713	477,144	—	—	(119,739)	357,405
06-30-08	(1) - 05-31-09	687,836	—	1,034	(31,849)	657,021	6,567,406	—	7,342	(243,136)	6,331,612
Class B
11-30-09		9,118	—	—	(6,019)	3,099	75,032	—	—	(49,651)	25,381
06-30-08	(1) - 05-31-09	32,774	—	75	(16,044)	16,805	280,668	—	529	(130,887)	150,310
Class C
11-30-09		27,395	—	—	(14,153)	13,242	240,183	—	—	(114,847)	125,336
06-30-08	(1) - 05-31-09	220,782	—	1,501	(44,183)	178,100	1,754,815	—	10,611	(399,471)	1,365,955
Class I
11-30-09		187	—	—	(48)	139	1,619	—	—	(427)	1,192
06-30-08	(1) - 05-31-09	6,463	—	—	(300)	6,163	44,024	—	—	(2,232)	41,792
Class W
11-30-09		16,147	—	—	(3,206)	12,941	135,245	—	—	(30,008)	105,237
06-30-08	(1) - 05-31-09	159,616	—	323	(7,943)	151,996	1,201,946	—	2,296	(48,580)	1,155,662

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

		Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended		#	#	#	#	#	($)	($)	($)	($)	($)
Small Company
Class A
11-30-09		730,546	—	—	(953,554)	(223,008)	7,279,129	—	—	(9,296,534)	(2,017,405)
05-31-09		8,396,893	—	196,926	(5,761,839)	2,831,980	90,256,223	—	1,648,272	(50,650,684)	41,253,811
Class B
11-30-09		11,488	—	—	(62,568)	(51,080)	110,497	—	—	(587,290)	(476,793)
05-31-09		65,532	—	12,471	(153,332)	(75,329)	646,656	—	99,891	(1,419,312)	(672,765)
Class C
11-30-09		50,807	—	—	(77,097)	(26,290)	475,747	—	—	(724,942)	(249,195)
05-31-09		413,505	—	14,557	(228,985)	199,077	4,096,960	—	115,583	(2,134,698)	2,077,845
Class I
11-30-09		846,698	—	—	(543,433)	303,265	9,268,697	—	—	(6,050,376)	3,218,321
05-31-09		366,248	—	61,337	(315,445)	112,140	4,011,184	—	554,488	(3,439,913)	1,125,759
Class O
11-30-09		60,451	—	—	(13,714)	46,737	592,320	—	—	(136,051)	456,269
06-04-08	(1) - 05-31-09	72,422	—	—	(8,573)	63,849	652,311	—	—	(75,675)	576,636
Class W
06-12-09	(1) - 11-30-09	17,180	—	—	(89)	17,091	196,345	—	—	(993)	195,352
Tactical Asset Allocation
Class I
11-30-09		469,523	—	71,085	(1,086,138)	(545,530)	3,434,652	—	469,160	(7,953,045)	(4,049,233)
05-31-09		3,319,216	—	111,411	(3,658,748)	(228,121)	24,120,594	—	862,531	(26,754,600)	(1,771,475)

(1) Commencement of operations.

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of a Fund's net assets, at market value, at time of purchase. Fair value for certain securities was determined by ING Funds Valuation Committee appointed by the Funds' Board.

	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Balanced	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	200,000	11/21/06	$199,255	$20	0.0%
	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	200,000	11/21/06	197,950	20	0.0%
	Hudson Mezzanine Funding, 0.989%, due 06/12/42	250,000	12/21/06	249,816	—	0.0%
	North Atlantic Trading Co.	1,209	03/26/04	12	1	0.0%
	PEA Lima, LLC, 0.000%, due 03/20/14	30,885	03/20/09	3,890	3	0.0%
				$650,923	$44	0.0%

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Funds may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund ("BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of November 30, 2009, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities") in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 13 — SECURITIES LENDING (continued)

Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds' continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund's investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2009, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Balanced	$936,117	$957,691
Growth and Income	6,614,654	6,758,502
Small Company	3,031,125	3,114,089

* Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds' Portfolios of Investments.

NOTE 14 — REORGANIZATIONS

On February 8, 2009, Growth and Income ("Acquiring Fund") acquired the assets and certain liabilities of ING Fundamental Research Fund and ING Financial Services Fund, also listed below ("Acquired Funds") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 11 - Capital Shares. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Funds	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Fund Unrealized Appreciation/ Depreciation (000s)	Conversion Ratio
Growth and Income	ING Fundamental Research Fund	$13,451	$217,451	$(35,272)	$(1,809)	0.82
	ING Financial Services Fund	94,155	217,451	(38,756)	(635)	0.98

The net assets of Growth and Income after the acquisitions were $325,056,984.

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2009	Year Ended May 31, 2009
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Balanced	$2,275,884	$5,301,535	$—
Growth and Income	1,489,865	3,415,215	—
Corporate Leaders 100	—	58,811	—
Small Company	—	—	3,744,519
Tactical Asset Allocation	469,160	868,799	—

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Currency Losses Deferred	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$1,662,583	$(7,400,239)	$—	$(38,673,444)	$(14,083,805)	2010
					(7,318,655)	2012
					(11,067,389)	2017
					$(32,469,849)*
Growth and Income	1,325,288	19,272,877	(8,467)	$(965,090)	$(10,660,900)	2010
				—	(4,170,663)	2011
				—	(400,176)	2013
				(42,138,339)	—	2016
				(5,969,887)	(54,771,048)	2017
				(51,914,647)	—	2018
				$(100,987,963)*	$(70,002,787)*
Corporate Leaders 100	42,183	762,831	—	(886,572)	(1,290,456)	2017
Small Company	—	(19,788,109)	—	(21,487,427)	(3,711,798)	2017
Tactical Asset Allocation	467,030	(28,398,311)	(1,985,844)	(5,415,557)	$(428,964)	2016
					(7,127,735)	2017
					$(7,556,699)*

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

As of November 30, 2009, no provisions for income tax would be required in the Funds' financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Funds except Corporate Leaders 100). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

High-Yield, Lower-Grade Debt Securities Risk (Balanced). High-yield debt securities generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 16 — CONCENTRATION OF INVESTMENT RISK (continued)

considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

During the period, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the year ended May 31, 2009, Balanced had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI's affiliates were unable to fulfill their commitments and, in certain cases, Balanced may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Fund relating to these events is immaterial.

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2009, the following Funds declared dividends of:

	PER SHARE AMOUNTS
	Net Investment Income	Payable Date	Record Date
Balanced
Class A	$0.0703	December 16, 2009	December 14, 2009
Class B	$0.0296	December 16, 2009	December 14, 2009
Class C	$0.0344	December 16, 2009	December 14, 2009
Class I	$0.0821	December 16, 2009	December 14, 2009
Class O	$0.0703	December 16, 2009	December 14, 2009
Class A	$0.0063	January 4, 2010	December 30, 2009
Class B	$0.0063	January 4, 2010	December 30, 2009
Class C	$0.0063	January 4, 2010	December 30, 2009
Class I	$0.0063	January 4, 2010	December 30, 2009
Class O	$0.0063	January 4, 2010	December 30, 2009
Growth and Income
Class A	$0.0305	December 16, 2009	December 14, 2009
Class B	$—	December 16, 2009	December 14, 2009
Class C	$—	December 16, 2009	December 14, 2009
Class I	$0.0426	December 16, 2009	December 14, 2009
Class O	$0.0308	December 16, 2009	December 14, 2009
Class W	$0.0426	December 16, 2009	December 14, 2009
Class A	$0.0038	January 4, 2010	December 30, 2009
Class B	$0.0038	January 4, 2010	December 30, 2009
Class C	$0.0038	January 4, 2010	December 30, 2009
Class I	$0.0038	January 4, 2010	December 30, 2009
Class O	$0.0038	January 4, 2010	December 30, 2009
Class W	$0.0038	January 4, 2010	December 30, 2009

	PER SHARE AMOUNTS
	Net Investment Income	Payable Date	Record Date
Corporate Leaders 100
Class A	$0.1027	December 16, 2009	December 14, 2009
Class B	$0.0522	December 16, 2009	December 14, 2009
Class C	$0.0502	December 16, 2009	December 14, 2009
Class I	$0.1208	December 16, 2009	December 14, 2009
Class W	$0.1208	December 16, 2009	December 14, 2009
Class A	$0.0080	January 4, 2010	December 30, 2009
Class B	$0.0080	January 4, 2010	December 30, 2009
Class C	$0.0080	January 4, 2010	December 30, 2009
Class I	$0.0080	January 4, 2010	December 30, 2009
Class W	$0.0080	January 4, 2010	December 30, 2009

Effective January 4, 2010, Class B shares of the Funds, as applicable, are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex.

The Funds have evaluated events occurring after the balance sheet date (subsequent events) through January 26, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED)

Shares			Value
COMMON STOCK: 57.5%
		Advertising: 0.3%
2,697		Harte-Hanks, Inc.	$25,918
1,300	@	inVentiv Health, Inc.	20,592
8,412		Omnicom Group	308,889
			355,399
		Aerospace/Defense: 2.3%
495	@	AAR Corp.	9,237
21	@	BE Aerospace, Inc.	405
900		Cubic Corp.	31,338
144		Curtiss-Wright Corp.	4,098
1,264	@	Esterline Technologies Corp.	51,053
4,500	@	Gencorp, Inc.	35,145
3,200		Goodrich Corp.	189,888
900		Kaman Corp.	20,385
4,400		L-3 Communications Holdings, Inc.	344,828
6,560		Lockheed Martin Corp.	506,629
367	@	Moog, Inc.	9,692
296		National Presto Industries, Inc.	27,578
2,779	@	Orbital Sciences Corp.	34,821
13,550		Raytheon Co.	698,232
340	@	Teledyne Technologies, Inc.	11,397
370		Triumph Group, Inc.	17,756
14,075		United Technologies Corp.	946,403
			2,938,885
		Agriculture: 1.4%
2,210	@	Alliance One International, Inc.	10,542
11,600		Altria Group, Inc.	218,196
460		Andersons, Inc.	12,020
11,564		Archer-Daniels-Midland Co.	356,287
1,209	@,I,X	North Atlantic Trading Co.	1
14,627		Philip Morris International, Inc.	703,412
8,819		Reynolds American, Inc.	440,597
754		Universal Corp.	32,354
			1,773,409
		Airlines: 0.0%
400	@	Alaska Air Group, Inc.	11,960
2,576		Skywest, Inc.	37,893
			49,853
		Apparel: 0.2%
2,008	@	Carter's, Inc.	43,674
1,440	@	CROCS, Inc.	7,013
527	@	Deckers Outdoor Corp.	48,816
2,476	@	Iconix Brand Group, Inc.	27,880
407		Oxford Industries, Inc.	8,730
3,046	@	Timberland Co.	50,868
1,499	@	True Religion Apparel, Inc.	27,642
352	@	Volcom, Inc.	5,526
1,389	@	Warnaco Group, Inc.	56,546
1,654		Wolverine World Wide, Inc.	42,293
			318,988
		Auto Manufacturers: 0.2%
20,600	@	Ford Motor Co.	183,134
1,500		Oshkosh Truck Corp.	59,595
			242,729

Shares			Value
		Auto Parts & Equipment: 0.1%
1,480	@	ATC Technology Corp.	$32,590
2,299		Spartan Motors, Inc.	11,909
1,268	@	Standard Motor Products, Inc.	11,399
1,404		Superior Industries International	20,105
			76,003
		Banks: 4.3%
2,590		Bancorpsouth, Inc.	60,088
1,173		Bank Mutual Corp.	8,223
42,821		Bank of America Corp.	678,713
1,115		Bank of Hawaii Corp.	50,956
1,165		Bank of the Ozarks, Inc.	30,966
5,000		Capital One Financial Corp.	191,800
15,200		Citigroup, Inc.	62,472
1,992		Community Bank System, Inc.	36,972
1,727		Cullen/Frost Bankers, Inc.	82,931
2,206		First Financial Bancorp.	29,318
800		First Financial Bankshares, Inc.	41,424
3,332		Goldman Sachs Group, Inc.	565,307
327		Hancock Holding Co.	13,538
460		Home Bancshares, Inc.	10,529
790		Independent Bank Corp.	16,156
2,900		International Bancshares Corp.	48,633
25,207		JPMorgan Chase & Co.	1,071,045
394	@	Nara Bancorp., Inc.	3,983
9,400		Northern Trust Corp.	465,300
700		PNC Financial Services Group, Inc.	39,907
1,671		Prosperity Bancshares, Inc.	66,556
1,521	@	Signature Bank	47,121
685		Simmons First National Corp.	17,337
4,936		State Street Corp.	203,857
1,080		Sterling Bancorp.	7,344
400	@	SVB Financial Group	15,144
691		Tompkins Financial Corp.	27,571
4,291		Trustco Bank Corp.	26,433
2,000		Trustmark Corp.	38,320
846		UMB Financial Corp.	33,248
654		United Bankshares, Inc.	11,183
9,718		US Bancorp.	234,495
41,662		Wells Fargo & Co.	1,168,202
1,358		Westamerica Bancorp.	72,246
1,889		Wilshire Bancorp., Inc.	13,242
1,348		Wintrust Financial Corp.	35,008
			5,525,568
		Beverages: 0.8%
3,467		Coca-Cola Co.	198,312
475	@	Green Mountain Coffee Roasters, Inc.	29,916
500	@	Hansen Natural Corp.	17,485
14,000		Molson Coors Brewing Co.	632,940
200	@	Peet's Coffee & Tea, Inc.	6,512
850		Pepsi Bottling Group, Inc.	32,258
826		PepsiAmericas, Inc.	24,450
542		PepsiCo, Inc.	33,723
			975,596
		Biotechnology: 0.9%
11,753	@	Amgen, Inc.	662,282
800	@	Arqule, Inc.	2,872

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Biotechnology (continued)
5,714	@	Biogen Idec, Inc.	$268,215
573	@	Bio-Rad Laboratories, Inc.	55,403
1,655	@	Cambrex Corp.	8,755
200	@	Charles River Laboratories International, Inc.	6,430
2,230	@	Cubist Pharmaceuticals, Inc.	37,196
300	@	Emergent Biosolutions, Inc.	4,308
1,340	@	Martek Biosciences Corp.	23,316
1,500	@	Vertex Pharmaceuticals, Inc.	58,230
			1,127,007
		Building Materials: 0.1%
730		AAON, Inc.	13,826
1,990		Apogee Enterprises, Inc.	27,243
2,900		Comfort Systems USA, Inc.	33,031
1,000	@	Drew Industries, Inc.	19,350
1,136		Gibraltar Industries, Inc.	17,017
1,900	@	Louisiana-Pacific Corp.	11,856
7,587	@	NCI Building Systems, Inc.	14,112
900		Universal Forest Products, Inc.	32,346
			168,781
		Chemicals: 0.5%
315		Arch Chemicals, Inc.	8,445
1,542		Ashland, Inc.	55,404
1,186		Balchem Corp.	37,810
826		Cabot Corp.	18,940
1,959		HB Fuller Co.	39,885
1,255		Lubrizol Corp.	91,013
1,154		Minerals Technologies, Inc.	60,977
470		NewMarket Corp.	49,218
3,100		Olin Corp.	51,987
662	@	OM Group, Inc.	20,277
4,310	@	PolyOne Corp.	30,946
913		Quaker Chemical Corp.	17,794
1,124		RPM International, Inc.	22,030
1,615		Schulman A, Inc.	26,357
780		Sensient Technologies Corp.	19,765
600		Sherwin-Williams Co.	36,504
560		Stepan Co.	35,123
953		Terra Industries, Inc.	36,767
1,183		Valspar Corp.	31,018
187		Zep, Inc.	3,306
			693,566
		Coal: 0.5%
1,599		Arch Coal, Inc.	33,355
12,500		Peabody Energy Corp.	555,750
			589,105
		Commercial Services: 1.2%
2,000		Aaron Rents, Inc.	50,140
1,001		ABM Industries, Inc.	18,448
100	@,L	Alliance Data Systems Corp.	6,099
780	@	AMN Healthcare Services, Inc.	6,232
1,266	@	Apollo Group, Inc. - Class A	72,251
290	@	Capella Education Co.	20,671
2,080	@	Career Education Corp.	54,142
137		Chemed Corp.	6,190
256	@	Consolidated Graphics, Inc.	7,552
4,100	@	Corinthian Colleges, Inc.	60,762
751	@	Corrections Corp. of America	18,767
74	@	Corvel Corp.	2,212

Shares			Value
1,150	@	Forrester Research, Inc.	$28,808
815	@	FTI Consulting, Inc.	37,702
1,190	@	Geo Group, Inc.	23,657
1,650		Global Payments, Inc.	84,579
9,300		H&R Block, Inc.	188,790
1,333	@	Hewitt Associates, Inc.	53,560
355		Hillenbrand, Inc.	6,497
11	@	HMS Holdings Corp.	486
405	@	ITT Educational Services, Inc.	36,847
1,150		Kelly Services, Inc.	12,064
1,600	@	Kendle International, Inc.	23,952
1,250		Lender Processing Services, Inc.	52,225
1,500		Manpower, Inc.	73,890
400		Monro Muffler, Inc.	11,992
1,900		Moody's Corp.	44,137
1,200	@	MPS Group, Inc.	16,380
1,629	@	Navigant Consulting, Inc.	21,584
3,330	@	On Assignment, Inc.	21,112
362		Pharmaceutical Product Development, Inc.	7,761
730	@	Pre-Paid Legal Services, Inc.	27,798
3,950	@	Rent-A-Center, Inc.	69,876
3,600	@	SAIC, Inc.	64,152
10,500		Service Corp. International	81,060
646	@	Spherion Corp.	3,379
1,839	@	TeleTech Holdings, Inc.	35,474
800	@	Ticketmaster	8,424
70	@	Universal Technical Institute, Inc.	1,322
152		Viad Corp.	2,807
1,000		Watson Wyatt Worldwide, Inc.	41,340
7,813		Western Union Co.	144,150
1,496	@	Wright Express Corp.	43,638
			1,592,909
		Computers: 4.2%
1,071	@	Agilysys, Inc.	8,836
5,788	@	Apple, Inc.	1,157,079
895	@	CACI International, Inc.	41,546
4,880	@	Ciber, Inc.	15,470
300	@	Compellent Technologies, Inc.	6,231
3,144	@	Computer Sciences Corp.	173,895
23,300	@	Dell, Inc.	328,996
1,800		Diebold, Inc.	45,252
1,443	@	DST Systems, Inc.	61,299
24,200	@	EMC Corp.	407,286
24,551		Hewlett-Packard Co.	1,204,472
2,598	@	Insight Enterprises, Inc.	26,370
11,585		International Business Machines Corp.	1,463,765
1,571		Jack Henry & Associates, Inc.	35,897
1,361	@	Manhattan Associates, Inc.	32,065
3,018	@	Micros Systems, Inc.	84,685
4,191	@	NCR Corp.	39,437
600	@	Netscout Systems, Inc.	7,554
1,250	@,L	Palm, Inc.	13,638
404	@	Radiant Systems, Inc.	3,915
1,880	@	Radisys Corp.	17,540
4,700	@	Sun Microsystems, Inc.	39,997
584	@	SYKES Enterprises, Inc.	14,337
1,355	@,L	Synaptics, Inc.	36,504
2,367	@	Synopsys, Inc.	53,186
2,900	@	Western Digital Corp.	106,836
			5,426,088

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Cosmetics/Personal Care: 1.3%
30	@	Chattem, Inc.	$1,975
26,532		Procter & Gamble Co.	1,654,270
			1,656,245
		Distribution/Wholesale: 0.3%
2,938	@	Brightpoint, Inc.	21,095
1,273	@	Fossil, Inc.	39,272
1,800		Genuine Parts Co.	64,494
5,179	@	Ingram Micro, Inc.	87,991
1,250	@	LKQ Corp.	21,788
1,403	@	Scansource, Inc.	32,648
2,043	@	Tech Data Corp.	86,031
190	@	United Stationers, Inc.	9,679
309		Watsco, Inc.	15,499
			378,497
		Diversified Financial Services: 1.1%
7,900		American Express Co.	330,457
8,600		Charles Schwab Corp.	157,638
1,237		CME Group, Inc.	406,021
2,400		Discover Financial Services	37,104
1,308		Eaton Vance Corp.	39,423
152		Greenhill & Co., Inc.	12,411
300	@	IntercontinentalExchange, Inc.	32,037
827	@	Jefferies Group, Inc.	19,393
7,300	@	Nasdaq Stock Market, Inc.	136,364
3,237		National Financial Partners Corp.	28,291
5,000		NYSE Euronext	126,400
3,392		Raymond James Financial, Inc.	82,392
427	@	Stifel Financial Corp.	22,938
690		SWS Group, Inc.	8,584
1,174	@	World Acceptance, Corp.	34,433
			1,473,886
		Electric: 1.4%
166		Avista Corp.	3,454
472		Central Vermont Public Service Corp.	9,162
63		CH Energy Group, Inc.	2,544
5,200		Constellation Energy Group, Inc.	165,464
2,331		DPL, Inc.	62,611
15,343		DTE Energy Co.	615,408
10,000		Exelon Corp.	481,800
2,600		FirstEnergy Corp.	112,008
535		Great Plains Energy, Inc.	9,523
1,775		Hawaiian Electric Industries	35,252
1,800		Idacorp, Inc.	53,226
500		MDU Resources Group, Inc.	11,300
3,150		NSTAR	104,360
7,679		NV Energy, Inc.	89,384
800		UIL Holdings Corp.	21,568
897		Unisource Energy Corp.	26,749
			1,803,813
		Electrical Components & Equipment: 0.3%
136		Ametek, Inc.	4,972
6,800		Emerson Electric Co.	281,588
633		Encore Wire Corp.	12,597
2,019		Hubbell, Inc.	91,683
			390,840

Shares			Value
		Electronics: 1.0%
450		American Science & Engineering, Inc.	$31,298
3,050	@	Arrow Electronics, Inc.	80,154
3,161	@	Avnet, Inc.	86,137
315		Bel Fuse, Inc.	5,620
2,630	@	Benchmark Electronics, Inc.	47,419
628		Brady Corp.	18,639
2,010	@	Checkpoint Systems, Inc.	28,502
2,354		CTS Corp.	21,822
650	L	Daktronics, Inc.	5,506
53	@	Dionex Corp.	3,716
1,000	@	Electro Scientific Industries, Inc.	9,730
124		Methode Electronics, Inc.	987
53	@,@@	Mettler Toledo International, Inc.	5,272
2,616	@	Newport Corp.	19,123
1,166		Park Electrochemical Corp.	27,576
1,110	@	Plexus Corp.	30,148
2,150		Technitrol, Inc.	10,879
13,100	@	Thermo Electron Corp.	618,713
2,114	@	Thomas & Betts Corp.	77,161
2,125	@	TTM Technologies, Inc.	22,036
460	@	Varian, Inc.	23,547
4,800	@	Vishay Intertechnology, Inc.	34,800
1,300		Watts Water Technologies, Inc.	39,845
			1,248,630
		Engineering & Construction: 0.5%
1,300	@	Aecom Technology Corp.	33,020
2,201	@	Dycom Industries, Inc.	17,146
2,410	@	EMCOR Group, Inc.	57,358
300	@	Exponent, Inc.	8,097
9,900	@,S	Jacobs Engineering Group, Inc.	346,401
3,648		KBR, Inc.	67,962
2,380	@	Shaw Group, Inc.	67,901
360	@	Stanley, Inc.	9,605
2,310	@	URS Corp.	95,981
			703,471
		Entertainment: 0.0%
489		International Speedway Corp.	13,188
1,700	@	Scientific Games Corp.	24,055
			37,243
		Environmental Control: 0.1%
368	@	Calgon Carbon Corp.	5,148
1,178	@	Darling International, Inc.	8,387
1,911	@	Tetra Tech, Inc.	50,336
823	@	Waste Connections, Inc.	26,706
			90,577
		Food: 0.8%
200		Calavo Growers, Inc.	3,376
4,900		Campbell Soup Co.	171,353
504		Diamond Foods, Inc.	15,564
740		J&J Snack Foods Corp.	26,714
15,520		Kraft Foods, Inc.	412,522
1,285		Lancaster Colony Corp.	61,320
1,050		Nash Finch Co.	34,451
1,690	@	Ralcorp Holdings, Inc.	97,885
1,134		Ruddick Corp.	30,187
600		Sanderson Farms, Inc.	24,102
9,700		Sara Lee Corp.	117,758

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Food (continued)
850	@	Smithfield Foods, Inc.	$13,158
175	@	TreeHouse Foods, Inc.	6,102
220	@	United Natural Foods, Inc.	5,546
			1,020,038
		Forest Products & Paper: 0.8%
882	@	Buckeye Technologies, Inc.	8,538
430	@	Clearwater Paper Corp.	21,126
18,908		International Paper Co.	481,209
15,400		MeadWestvaco Corp.	421,498
700		Schweitzer-Mauduit International, Inc.	43,092
			975,463
		Gas: 0.7%
2,093		AGL Resources, Inc.	72,313
2,833		Atmos Energy Corp.	77,596
934		Laclede Group, Inc.	29,244
1,631		New Jersey Resources Corp.	57,460
23,997		NiSource, Inc.	341,957
100		Northwest Natural Gas Co.	4,288
872		Piedmont Natural Gas Co.	20,666
1,823		Sempra Energy	96,874
4,453		Southern Union Co.	92,266
690		Southwest Gas Corp.	18,085
2,908		UGI Corp.	68,280
			879,029
		Hand/Machine Tools: 0.0%
269		Baldor Electric Co.	6,927
910		Lincoln Electric Holdings, Inc.	46,756
240		Regal-Beloit Corp.	11,390
			65,073
		Health Care-Products: 0.9%
1,520	@	Align Technology, Inc.	24,867
2,790	@	American Medical Systems Holdings, Inc.	49,020
138		Beckman Coulter, Inc.	8,964
300	@	Cantel Medical Corp.	5,370
1,200	@	CareFusion Corp.	30,996
231		Cooper Cos., Inc.	7,736
1,260	@	Cyberonics	22,680
1,200	@	Gen-Probe, Inc.	50,028
150	@	Haemonetics Corp.	8,007
800	@	Hanger Orthopedic Group, Inc.	10,672
1,050	@	Henry Schein, Inc.	52,143
1,005		Hill-Rom Holdings, Inc.	22,291
3,010	@	Hologic, Inc.	43,555
1,469	@	Hospira, Inc.	68,970
1,545		Invacare Corp.	38,471
7,111		Johnson & Johnson	446,855
1,200	@	Kensey Nash Corp.	27,948
1,980	@	Kinetic Concepts, Inc.	66,746
2,291	@	PSS World Medical, Inc.	44,331
628	@	Resmed, Inc.	31,570
2,420		Steris Corp.	78,190
727	@	Symmetry Medical, Inc.	5,831
160		West Pharmaceutical Services, Inc.	6,168
			1,151,409

Shares			Value
		Health Care-Services: 1.0%
142	@	Air Methods Corp.	$4,895
321	@	Almost Family, Inc.	11,598
1,202	@,L	Amedisys, Inc.	44,522
760	@	AMERIGROUP Corp.	18,020
1,838	@	Amsurg Corp.	38,065
1,821	@	Centene Corp.	34,271
2,670	@	Community Health Systems, Inc.	81,462
1,300	@	Coventry Health Care, Inc.	29,315
210	@	Genoptix, Inc.	7,613
1,574	@	Gentiva Health Services, Inc.	37,225
2,700	@	Health Net, Inc.	57,294
2,401	@	Healthspring, Inc.	39,761
230	@	Healthways, Inc.	3,949
854	@	Humana, Inc.	35,450
2,200	@	Kindred Healthcare, Inc.	32,692
1,060	@	LHC Group, Inc.	32,616
2,050	@	Lincare Holdings, Inc.	72,816
1,520	@	Magellan Health Services, Inc.	55,890
1,530	@	Mednax, Inc.	86,001
1,127	@	Molina Healthcare, Inc.	23,554
1,865	@	Odyssey HealthCare, Inc.	27,098
900	@	RehabCare Group, Inc.	25,353
11,207		UnitedHealth Group, Inc.	321,305
1,000		Universal Health Services, Inc.	55,890
597	@	WellCare Health Plans, Inc.	19,695
2,600	@	WellPoint, Inc.	140,478
			1,336,828
		Home Builders: 0.2%
4,300		D.R. Horton, Inc.	44,204
1,810	@	M/I Homes, Inc.	19,838
1,950		MDC Holdings, Inc.	57,896
1,006	@	Meritage Homes Corp.	17,937
100	@	NVR, Inc.	67,315
1,536		Ryland Group, Inc.	28,124
3,731	@	Standard-Pacific Corp.	11,902
1,118		Thor Industries, Inc.	31,807
			279,023
		Home Furnishings: 0.0%
340	@	Digital Theater Systems, Inc.	10,248
3,080		La-Z-Boy, Inc.	29,414
670	@	Universal Electronics, Inc.	14,412
			54,074
		Household Products/Wares: 0.6%
1,400		American Greetings Corp.	28,980
1,921	@	Central Garden & Pet Co.	15,848
643		Church & Dwight Co., Inc.	37,963
1,628	@	Helen of Troy Ltd.	33,455
9,658		Kimberly-Clark Corp.	637,138
304		Tupperware Corp.	14,151
			767,535
		Housewares: 0.1%
2,200		Newell Rubbermaid, Inc.	31,922
1,120		Toro Co.	44,621
			76,543
		Insurance: 2.0%
8,796	S	Aflac, Inc.	404,880
3,146		American Financial Group, Inc.	76,322

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Insurance (continued)
736		American Physicians Capital, Inc.	$20,078
1,165	@	Amerisafe, Inc.	19,677
2,300		Assurant, Inc.	70,311
6,831		Chubb Corp.	342,506
1,918		Delphi Financial Group	41,927
1,327	@@	Everest Re Group Ltd.	112,941
1,365		Fidelity National Title Group, Inc.	18,960
1,559		Hanover Insurance Group, Inc.	64,901
3,615		HCC Insurance Holdings, Inc.	94,460
781		Infinity Property & Casualty Corp.	31,209
1,160	@	ProAssurance Corp.	61,770
3,676		Protective Life Corp.	60,801
2,097		Reinsurance Group of America, Inc.	97,511
162		RLI Corp.	8,170
949		Safety Insurance Group, Inc.	33,803
454		Selective Insurance Group	7,082
2,130		Stancorp Financial Group, Inc.	79,044
850		Tower Group, Inc.	20,978
11,536		Travelers Cos., Inc.	604,371
1,705		Unitrin, Inc.	38,039
14,666		UnumProvident Corp.	279,241
448		WR Berkley Corp.	11,070
			2,600,052
		Internet: 1.1%
1,300	@	Akamai Technologies, Inc.	31,200
359	@	Amazon.com, Inc.	48,792
446	@	Avocent Corp.	11,141
704	@	Blue Coat Systems, Inc.	18,607
360	@	Blue Nile, Inc.	20,120
901	@	Cybersource Corp.	15,470
588	@	DealerTrack Holdings, Inc.	10,031
700	@	Digital River, Inc.	17,661
14,053	@	eBay, Inc.	343,877
100	@	Equinix, Inc.	9,619
2,930	@	eResearch Technology, Inc.	17,287
750	@	F5 Networks, Inc.	35,273
1,290	@	Google, Inc. - Class A	752,070
1,415	@	Infospace, Inc.	11,575
1,797	@	j2 Global Communications, Inc.	35,724
150	@	NetFlix, Inc.	8,795
532		Nutri/System, Inc.	13,140
1,920	@	Perficient, Inc.	16,090
1,410	@	Stamps.com, Inc.	12,563
3,627		United Online, Inc.	24,664
1,693	@	Websense, Inc.	26,631
			1,480,330
		Investment Companies: 0.0%
3,392		Apollo Investment Corp.	32,631
			32,631
		Iron/Steel: 0.3%
729		Cliffs Natural Resources, Inc.	32,120
5,216		Nucor Corp.	221,211
1,750		Reliance Steel & Aluminum Co.	71,540
2,019		Steel Dynamics, Inc.	34,161
			359,032

Shares			Value
		Leisure Time: 0.0%
750	@	Interval Leisure Group, Inc.	$8,580
173		Polaris Industries, Inc.	7,548
			16,128
		Machinery-Construction & Mining: 0.1%
700		Bucyrus International, Inc.	36,253
1,227		Joy Global, Inc.	65,694
			101,947
		Machinery-Diversified: 0.2%
1,330		Briggs & Stratton Corp.	25,084
890		Gardner Denver, Inc.	33,313
1,153	@	Gerber Scientific, Inc.	5,765
472		Graco, Inc.	13,296
1,557		IDEX Corp.	46,134
457	@	Intermec, Inc.	5,617
321		Lindsay Manufacturing Co.	11,264
123		Nordson Corp.	6,594
300		Robbins & Myers, Inc.	6,897
760		Roper Industries, Inc.	39,550
1,379		Wabtec Corp.	53,092
			246,606
		Media: 1.2%
55,879		Comcast Corp. - Class A	819,745
10,150	@	DIRECTV	321,045
1,098		John Wiley & Sons, Inc.	41,120
1,200		Scholastic Corp.	30,252
900		Scripps Networks Interactive - Class A	35,595
10,900	@	Viacom - Class B	323,076
			1,570,833
		Metal Fabricate/Hardware: 0.2%
3,400		Commercial Metals Co.	54,060
200		Lawson Products	2,870
1,747		Mueller Industries, Inc.	41,072
3,411		Timken Co.	84,149
501		Valmont Industries, Inc.	38,397
851		Worthington Industries	9,965
			230,513
		Mining: 0.0%
146		Amcol International Corp.	3,979
442	@	Brush Engineered Materials, Inc.	7,823
1,129	@	Century Aluminum Co.	11,008
			22,810
		Miscellaneous Manufacturing: 3.4%
2,200		3M Co.	170,368
1,598		Actuant Corp.	26,095
163		Acuity Brands, Inc.	5,262
800		AO Smith Corp.	33,536
2,415		Aptargroup, Inc.	87,230
901	@	AZZ, Inc.	30,499
532		Brink's Co.	11,959
2,500		Carlisle Cos., Inc.	80,275
1,168	@	Ceradyne, Inc.	19,751
248		Clarcor, Inc.	7,904
2,319		Crane Co.	64,816
668		Donaldson Co., Inc.	28,390
12,256		Dover Corp.	501,025

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing (continued)
7,300		Eaton Corp.	$466,470
84,715		General Electric Co.	1,357,134
2,601		Harsco Corp.	80,709
13,100		Honeywell International, Inc.	503,957
9,297		ITT Corp.	480,841
1,508		John Bean Technologies Corp.	25,892
8,300		Leggett & Platt, Inc.	161,518
1,242		Myers Industries, Inc.	10,271
3,044		Pentair, Inc.	91,624
1,335		SPX Corp.	71,142
260		Standex International Corp.	4,745
510		Sturm Ruger & Co., Inc.	5,488
1,630		Tredegar Corp.	23,488
			4,350,389
		Office Furnishings: 0.0%
19		HNI, Corp.	480
			480
		Office/Business Equipment: 0.4%
10,600		Pitney Bowes, Inc.	244,224
37,500		Xerox Corp.	288,750
			532,974
		Oil & Gas: 3.2%
2,540		Apache Corp.	242,011
1,246	@	Atwood Oceanics, Inc.	46,949
327	@	Bill Barrett Corp.	9,336
2,400		Chesapeake Energy Corp.	57,408
4,511		Chevron Corp.	352,038
158	@	Encore Acquisition Co.	7,113
5,700		ENSCO International, Inc.	250,800
20,578		ExxonMobil Corp.	1,544,790
1,768		Frontier Oil Corp.	20,385
1,390		Helmerich & Payne, Inc.	52,195
2,000	@,@@	Nabors Industries Ltd.	41,300
1,349	@	Newfield Exploration Co.	57,036
5,495		Patterson-UTI Energy, Inc.	84,568
251	@	Petroquest Energy, Inc.	1,413
3,700		Pioneer Natural Resources Co.	152,995
2,158	@	Pride International, Inc.	68,258
3,385	@	Quicksilver Resources, Inc.	45,054
8,700		Rowan Cos., Inc.	214,803
630		St. Mary Land & Exploration Co.	20,399
2,005	@	Stone Energy Corp.	37,915
13,000		Tesoro Corp.	166,140
600	@	Unit Corp.	22,566
16,300		XTO Energy, Inc.	691,772
			4,187,244
		Oil & Gas Services: 0.7%
50	@	Basic Energy Services, Inc.	344
100		CARBO Ceramics, Inc.	5,932
101	@	Dril-Quip, Inc.	5,455
443		Gulf Island Fabrication, Inc.	9,742
2,567	@	Helix Energy Solutions Group, Inc.	30,188
1,408	@	Matrix Service Co.	12,052
15,263		National Oilwell Varco, Inc.	656,614
1,667	@	Oceaneering International, Inc.	91,068
1,787	@	Oil States International, Inc.	64,100
646	@	SEACOR Holdings, Inc.	49,484
			924,979

Shares			Value
		Packaging & Containers: 0.6%
1,700		Ball Corp.	$83,997
9,094		Bemis Co.	266,454
1,300	@	Owens-Illinois, Inc.	40,651
2,323		Packaging Corp. of America	46,274
6,700	@	Pactiv Corp.	163,145
1,260		Rock-Tenn Co.	56,914
2,506		Sonoco Products Co.	70,619
2,723		Temple-Inland, Inc.	48,987
			777,041
		Pharmaceuticals: 3.5%
12,425	S	Abbott Laboratories	677,038
11,392		AmerisourceBergen Corp.	281,268
8,300		Cardinal Health, Inc.	267,509
320	@	Catalyst Health Solutions, Inc.	10,883
2,350	@	Endo Pharmaceuticals Holdings, Inc.	51,771
8,219		McKesson Corp.	509,742
6,851	@	Medco Health Solutions, Inc.	432,709
1,607		Medicis Pharmaceutical Corp.	37,909
10,843		Merck & Co., Inc.	392,625
2,500	@	Mylan Laboratories	44,675
2,966		Omnicare, Inc.	68,752
1,709	@	Par Pharmaceutical Cos., Inc.	40,537
2,418		Perrigo Co.	97,059
80,236		Pfizer, Inc.	1,457,888
2,453	@	PharMerica Corp.	36,918
2,004	@	Valeant Pharmaceuticals International	65,511
			4,472,794
		Pipelines: 0.4%
1,409		Oneok, Inc.	56,388
24,400		Williams Cos., Inc.	485,316
			541,704
		Real Estate: 0.1%
2,400	@	CB Richard Ellis Group, Inc.	27,432
1,733	@	Forestar Real Estate Group, Inc.	32,147
223		Jones Lang LaSalle, Inc.	11,344
			70,923
		Retail: 3.6%
2,900	@	99 Cents Only Stores	34,858
2,050		Advance Auto Parts, Inc.	80,565
1,750	@	Aeropostale, Inc.	55,125
5,400	@	Autonation, Inc.	95,310
2,600		Barnes & Noble, Inc.	60,684
3,500	@	Bed Bath & Beyond, Inc.	130,760
1,458		Big 5 Sporting Goods Corp.	23,824
1,100	@	Big Lots, Inc.	25,366
400	@,L	BJ's Restaurants, Inc.	6,828
366	@	BJ's Wholesale Club, Inc.	12,704
1,162		Bob Evans Farms, Inc.	29,352
1,472		Brinker International, Inc.	20,314
1,151	L	Buckle, Inc.	31,468
2,559	@,L	Cabela's, Inc.	30,862
1,370	@	California Pizza Kitchen, Inc.	17,207
1,391	@	Carmax, Inc.	27,653
1,814		Casey's General Stores, Inc.	55,490
330		Cash America International, Inc.	10,613

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Retail (continued)
1,953		Cato Corp.	$37,361
610	@	CEC Entertainment, Inc.	17,788
3,745	@	Cheesecake Factory	70,518
3,100	@	Chico's FAS, Inc.	43,617
350	@	Chipotle Mexican Grill, Inc.	29,208
1,155		Cracker Barrel Old Country Store	43,382
659	@	DineEquity, Inc.	14,043
1,850	@	Dollar Tree, Inc.	90,595
1,960	@,L	Dress Barn, Inc.	42,081
1,000	@	Ezcorp, Inc.	14,770
4,598		Family Dollar Stores, Inc.	140,285
1,150		Finish Line	10,178
1,870	@	First Cash Financial Services, Inc.	35,717
2,888		Fred's, Inc.	28,216
18,023		Gap, Inc.	386,053
1,403		Group 1 Automotive, Inc.	35,412
482		Guess ?, Inc.	17,858
975	@	Gymboree Corp.	38,922
25,413		Home Depot, Inc.	695,300
1,550	@	HOT Topic, Inc.	8,897
700	@	HSN, Inc.	12,544
995	@	Jo-Ann Stores, Inc.	33,193
819	@	JoS. A Bank Clothiers, Inc.	33,423
2,600	@	Kohl's Corp.	138,164
15,100		Limited Brands, Inc.	250,509
2,054	@	Lithia Motors, Inc.	14,912
1,500	@	MarineMax, Inc.	10,500
138		Men's Wearhouse, Inc.	2,815
549		MSC Industrial Direct Co.	25,199
537	@	OfficeMax, Inc.	5,681
1,500	@	Papa John's International, Inc.	33,180
1,474		PetMed Express, Inc.	24,203
3,448		Petsmart, Inc.	88,752
1,298	@,L	PF Chang's China Bistro, Inc.	42,341
1,128		Phillips-Van Heusen	45,120
1,000		Regis Corp.	15,660
2,900		Ross Stores, Inc.	127,542
2,390	@	Ruby Tuesday, Inc.	15,129
1,692	@	Sonic Automotive, Inc.	14,974
2,177		Stage Stores, Inc.	26,320
12,801		Staples, Inc.	298,519
1,233	@	Steak N Shake Co.	14,155
1,004	@	Stein Mart, Inc.	10,311
11,971		Target Corp.	557,370
1,821	@	Texas Roadhouse, Inc.	18,720
1,260	@	Tractor Supply Co.	58,829
407	@	Urban Outfitters, Inc.	12,877
1,926		Wal-Mart Stores, Inc.	105,063
1,026		Williams-Sonoma, Inc.	20,848
1,010		World Fuel Services Corp.	53,712
			4,659,749
		Savings & Loans: 0.4%
1,700		Brookline Bancorp., Inc.	16,167
2,588		Dime Community Bancshares	29,089
25,428		Hudson City Bancorp., Inc.	337,938
10,200		New York Community Bancorp., Inc.	119,238
6,200		NewAlliance Bancshares, Inc.	73,036
			575,468

Shares			Value
		Semiconductors: 1.4%
3,700	@	Broadcom Corp.	$108,040
585	@	Cabot Microelectronics Corp.	17,895
900	@	Cree, Inc.	43,047
4,533	@	Cypress Semiconductor Corp.	43,381
610	@	Diodes, Inc.	10,699
1,169	@	DSP Group, Inc.	7,353
2	@	Hittite Microwave Corp.	75
6,850	@	Integrated Device Technology, Inc.	38,771
15,910		Intel Corp.	305,472
6,427	@	Kopin Corp.	27,700
160	@	Lam Research Corp.	5,438
719		Micrel, Inc.	5,141
3,200	@	Micron Technology, Inc.	24,064
2,285	@	Microsemi Corp.	34,801
159	@	Rudolph Technologies, Inc.	1,034
3,205	@	Semtech Corp.	51,344
1,682	@,L	Sigma Designs, Inc.	19,646
5,400	@	Skyworks Solutions, Inc.	66,474
27,900		Texas Instruments, Inc.	705,591
675	@	Varian Semiconductor Equipment Associates, Inc.	19,663
669	@	Veeco Instruments, Inc.	18,270
13,600		Xilinx, Inc.	307,904
			1,861,803
		Software: 2.9%
1,236	@	ACI Worldwide, Inc.	20,369
2,387		Acxiom Corp.	27,546
225	@,L	Advent Software, Inc.	8,532
1,000	@	Ansys, Inc.	38,940
186		Blackbaud, Inc.	4,140
3,132		Broadridge Financial Solutions ADR	68,841
20,186		CA, Inc.	446,111
162	@	Cerner Corp.	12,197
175	@	Commvault Systems, Inc.	3,640
11,400	@	Compuware Corp.	79,116
358	@	Concur Technologies, Inc.	13,267
1,551	@	CSG Systems International	30,027
700	@	Digi International, Inc.	5,523
213	@	Eclipsys Corp.	3,906
436	@	Epicor Software Corp.	3,270
2,300		Fair Isaac Corp.	41,975
8,072		Fidelity National Information Services, Inc.	182,427
2,400		IMS Health, Inc.	51,264
54,450		Microsoft Corp.	1,601,375
900	@	MSCI, Inc. - Class A	27,423
6,300	@	Novell, Inc.	24,633
45,783		Oracle Corp.	1,010,889
100		Quality Systems, Inc.	5,949
3,000	@	Quest Software, Inc.	50,490
790	@	Smith Micro Software, Inc.	5,001
450	@	Sybase, Inc.	18,108
1,150	@	SYNNEX Corp.	32,557
			3,817,516
		Telecommunications: 3.3%
9,479	@	3Com Corp.	69,860
1,277	@	Anixter International, Inc.	55,192
335		Applied Signal Technology, Inc.	6,623

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Telecommunications (continued)
4,369	@	Arris Group, Inc.	$43,646
56,835		AT&T, Inc.	1,531,117
850		Black Box Corp.	23,962
5,623	@	Cincinnati Bell, Inc.	16,757
46,688	@	Cisco Systems, Inc.	1,092,499
1,789	@	CommScope, Inc.	44,958
731	@	Comtech Telecommunications	21,009
1,400	@	EMS Technologies, Inc.	18,032
411	@	General Communication, Inc.	2,482
1,988	@	Harmonic, Inc.	10,059
1,800		Harris Corp.	79,020
1,714	@	Netgear, Inc.	34,023
1,350	@	NeuStar, Inc.	31,590
1,370	@	Neutral Tandem, Inc.	31,606
1,345	@	Novatel Wireless, Inc.	11,271
888		Plantronics, Inc.	20,557
900	@	Polycom, Inc.	19,404
11,830		Qualcomm, Inc.	532,350
18,600		Qwest Communications International, Inc.	67,890
4,300	@	RF Micro Devices, Inc.	18,576
7,900	@	Sprint Nextel Corp.	29,309
2,104	@	Symmetricom, Inc.	9,237
801	@	Tekelec	11,390
2,279	@	USA Mobility, Inc.	22,744
11,448		Verizon Communications, Inc.	360,154
			4,215,317
		Textiles: 0.0%
735		G&K Services, Inc.	16,244
761		Unifirst Corp.	33,446
			49,690
		Toys/Games/Hobbies: 0.0%
650	@	Marvel Entertainment, Inc.	33,833
			33,833
		Transportation: 0.4%
595	@	Bristow Group, Inc.	20,420
1,600		CSX Corp.	75,968
1,456		Landstar System, Inc.	54,338
1,655		Overseas Shipholding Group	63,403
2,700		Ryder System, Inc.	109,458
1,412		Tidewater, Inc.	63,469
1,400		United Parcel Service, Inc. - Class B	80,458
			467,514
Total Common Stock (Cost $61,622,165)			74,442,403
REAL ESTATE INVESTMENT TRUSTS: 1.4%
		Apartments: 0.2%
761		BRE Properties, Inc.	23,842
805		Camden Property Trust	31,194
1,419		Equity Residential	45,706
300		Essex Property Trust, Inc.	23,925
876		Home Properties, Inc.	39,359
1,195		Mid-America Apartment Communities, Inc.	55,579
3,000		UDR, Inc.	44,910
			264,515

Shares			Value
		Diversified: 0.1%
2,161		Cousins Properties, Inc.	$15,559
2,409		Duke Realty Corp.	27,005
146		Entertainment Properties Trust	4,612
1,900		Liberty Property Trust	56,316
841		Potlatch Corp.	24,759
			128,251
		Forest Products & Paper: 0.0%
1,418		Rayonier, Inc.	56,351
			56,351
		Health Care: 0.2%
2,400		HCP, Inc.	75,120
2,279		Healthcare Realty Trust, Inc.	50,343
1,265		LTC Properties, Inc.	32,523
1,500		Nationwide Health Properties, Inc.	51,015
3,729		Senior Housing Properties Trust	77,451
			286,452
		Hotels: 0.0%
1,100		Hospitality Properties Trust	21,351
371		LaSalle Hotel Properties	6,912
			28,263
		Office Property: 0.1%
854		Alexandria Real Estate Equities, Inc.	48,140
661		BioMed Realty Trust, Inc.	9,049
800		Corporate Office Properties Trust SBI MD	27,352
926		Franklin Street Properties Corp.	10,455
725		Highwoods Properties, Inc.	22,192
103		Kilroy Realty Corp.	3,103
1,050		Mack-Cali Realty Corp.	32,225
366		Parkway Properties, Inc.	6,833
800		SL Green Realty Corp.	35,536
			194,885
		Regional Malls: 0.3%
1,093		Macerich Co.	32,528
768		Pennsylvania Real Estate Investment Trust	5,676
5,122		Simon Property Group, Inc.	372,165
			410,369
		Shopping Centers: 0.2%
1,400		Acadia Realty Trust	22,778
1,900		Cedar Shopping Centers, Inc.	11,476
806		Equity One, Inc.	13,017
850		Federal Realty Investment Trust	54,671
800		Regency Centers Corp.	26,776
229		Tanger Factory Outlet Centers, Inc.	8,988
1,181		Urstadt Biddle Properties, Inc.	16,203
2,134		Weingarten Realty Investors	41,421
			195,330
		Single Tenant: 0.1%
947		National Retail Properties, Inc.	18,978
1,900	L	Realty Income Corp.	48,051
			67,029

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Storage: 0.1%
3,877		Extra Space Storage, Inc.	$42,608
950		Public Storage, Inc.	75,601
			118,209
		Warehouse/Industrial: 0.1%
2,163		AMB Property Corp.	50,939
1,171		EastGroup Properties, Inc.	44,404
2,500		Prologis	32,700
			128,043
Total Real Estate Investment Trusts (Cost $1,503,212)			1,877,697
EXCHANGE-TRADED FUNDS: 0.4%
		Exchange-Traded Funds: 0.4%
1,900	L	iShares S&P SmallCap 600 Index Fund	96,349
3,200	L	Midcap SPDR Trust Series 1	398,816
Total Exchange-Traded Funds (Cost $453,754)			495,165
PREFERRED STOCK: 0.1%
		Diversified Financial Services: 0.1%
204	#,P	Zurich RegCaPS Funding Trust	140,824
Total Preferred Stock (Cost $193,800)			140,824
Notional Amount			Value
POSITIONS IN PURCHASED OPTIONS: 0.0%
		Credit Default Swaptions: 0.0%
$4,000,000		Credit Default Swaption - Morgan Stanley Capital Services, Inc. CDX.NA.IG.13 Index - Fund Receives Floating Strike @ 1.150%-Exp 12/21/09	$6,129
4,000,000		Credit Default Swaption - Morgan Stanley Capital Services, Inc. CDX.NA.IG.13 Index - Fund Receives Floating Strike @ 1.150%-Exp 12/21/09	6,129
4,000,000		Credit Default Swaption - Morgan Stanley Capital Services, Inc. CDX.NA.IG.13 Index - Fund Receives Floating Strike @ 1.150%-Exp 12/21/09	6,129
Total Positions in Purchased Options (Cost $85,200)			18,387
Principal Amount			Value
CORPORATE BONDS/NOTES: 14.6%
		Advertising: 0.0%
$45,000		Interpublic Group of Cos, Inc., 10.000%, due 07/15/17	$49,500
			49,500

Principal Amount			Value
		Agriculture: 0.2%
$147,000		Altria Group, Inc., 9.700%, due 11/10/18	$182,170
12,000		Philip Morris International, Inc., 5.650%, due 05/16/18	13,071
			195,241
		Banks: 3.1%
110,000		American Express Bank FSB, 5.500%, due 04/16/13	118,115
100,000		Bank of America Corp., 5.420%, due 03/15/17	97,576
100,000		Bank of America Corp., 8.000%, due 12/29/49	87,223
30,000	@@	Bank of Ireland, 0.563%, due 12/29/49	10,500
200,000	@@,#	Barclays Bank PLC, 6.050%, due 12/04/17	208,548
129,000	@@,#	Barclays Bank PLC, 7.375%, due 06/29/49	119,325
35,000		Capital One Financial Corp., 7.375%, due 05/23/14	40,184
207,000		Citigroup, Inc., 5.000%, due 09/15/14	201,387
49,000		Citigroup, Inc., 6.375%, due 08/12/14	51,595
182,000		Citigroup, Inc., 8.500%, due 05/22/19	205,889
234,000	@@	Deutsche Bank AG, 13.150%, due 01/25/12	240,592
77,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	57,461
217,000		Fifth Third Bancorp., 8.250%, due 03/01/38	208,608
250,000		First Tennessee Bank NA, 5.650%, due 04/01/16	223,225
72,000		Goldman Sachs Group, Inc., 5.250%, due 04/01/13	77,710
67,000		Goldman Sachs Group, Inc., 5.450%, due 11/01/12	72,934
78,000		Goldman Sachs Group, Inc., 5.500%, due 11/15/14	84,766
137,000		Goldman Sachs Group, Inc., 6.250%, due 09/01/17	149,557
110,000	@@	HSBC Bank PLC, 1.288%, due 06/29/49	68,200
128,000	@@,#	HSBC Capital Funding L.P./Jersey Channel Islands, 9.547%, due 12/29/49	129,280
250,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	264,877
166,000		Morgan Stanley, 4.750%, due 04/01/14	169,075
134,000		Morgan Stanley, 7.300%, due 05/13/19	151,310
212,000		National City Preferred Capital Trust I, 12.000%, due 12/29/49	243,033
179,000	@@,#	Rabobank, 11.000%, due 12/29/49	221,940
250,000		Wachovia Bank NA, 6.000%, due 11/15/17	267,034
136,000		Wachovia Bank NA, 6.600%, due 01/15/38	145,508

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Banks (continued)
$20,000		Wachovia Corp., 5.250%, due 08/01/14	$21,062
92,000		Wells Fargo Capital XIII, 7.700%, due 12/29/49	84,180
			4,020,694
		Beverages: 0.3%
125,000	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	135,654
122,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 01/15/19	146,562
83,000		Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	96,262
			378,478
		Chemicals: 0.2%
60,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	67,039
56,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	67,421
91,000		Dow Chemical Co., 7.600%, due 05/15/14	103,417
45,000	@@,#	Nova Chemicals Corp., 8.375%, due 11/01/16	45,788
15,000	@@,#	Nova Chemicals Corp., 8.625%, due 11/01/19	15,225
			298,890
		Coal: 0.1%
125,000	#	Arch Coal, Inc., 8.750%, due 08/01/16	129,375
			129,375
		Commercial Services: 0.2%
110,000		RR Donnelley & Sons Co., 8.600%, due 08/15/16	119,859
100,000	&,#	ServiceMaster Co, 10.750%, due 07/15/15	101,500
			221,359
		Computers: 0.1%
95,000	@@	Seagate Technology, Inc., 6.800%, due 10/01/16	91,913
			91,913
		Diversified Financial Services: 1.5%
103,000	@@,#	Aiful Corp., 4.450%, due 02/16/10	80,340
48,000		American Express Credit Corp., 5.125%, due 08/25/14	51,164
75,000		American Express Credit Corp., 7.300%, due 08/20/13	85,264
207,000	#	Cantor Fitzgerald L.P., 7.875%, due 10/15/19	211,693
250,000		Capital One Bank USA NA, 8.800%, due 07/15/19	296,573
87,000		Capital One Capital V, 10.250%, due 08/15/39	95,939
54,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	53,626

Principal Amount			Value
$132,000	@@	Credit Suisse/Guernsey, 5.860%, due 12/31/49	$110,550
120,000		FIA Card Services NA, 6.625%, due 06/15/12	130,210
96,000		Fund American Cos., Inc., 5.875%, due 05/15/13	95,683
77,000		General Electric Capital Corp., 3.750%, due 11/14/14	77,399
168,000		General Electric Capital Corp., 5.875%, due 01/14/38	156,447
18,000		General Electric Capital Corp., 6.000%, due 08/07/19	18,995
128,000		General Electric Capital Corp., 6.875%, due 01/10/39	134,658
49,000	@@,#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	50,200
67,000	@@,#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	69,107
131,000	@@,#	Lukoil International Finance BV, 6.375%, due 11/05/14	132,965
35,000		Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	37,602
42,000		National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	56,887
200,000	#,±	Twin Reefs Pass-through Trust, 1.386%, due 12/10/49	20
			1,945,322
		Electric: 1.7%
102,000	@@,#	Abu Dhabi National Energy Co., 4.750%, due 09/15/14	99,792
45,000		AES Corp., 8.000%, due 10/15/17	45,113
75,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	74,571
35,000	#	Allegheny Energy Supply Co. LLC, 6.750%, due 10/15/39	33,800
59,000		Ameren Corp., 8.875%, due 05/15/14	66,810
18,000		Ameren Energy Generating Co., 6.300%, due 04/01/20	18,098
308,000		Commonwealth Edison Co., 6.950%, due 07/15/18	346,714
90,000		DTE Energy Co., 7.050%, due 06/01/11	95,981
23,000		Duke Energy Corp., 3.950%, due 09/15/14	23,778
90,000		Duke Energy Corp., 6.300%, due 02/01/14	100,483
53,000		Entergy Texas, Inc., 7.125%, due 02/01/19	60,648
35,000	#	FirstEnergy Solutions Corp., 4.800%, due 02/15/15	36,416
49,000		Indiana Michigan Power, 7.000%, due 03/15/19	56,494
34,000		Jersey Central Power and Light, 7.350%, due 02/01/19	40,152
44,881	#	Juniper Generation, LLC, 6.790%, due 12/31/14	42,514
99,000		Metropolitan Edison, 7.700%, due 01/15/19	118,163
317,000		NorthWestern Corp., 5.875%, due 11/01/14	338,431

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Electric (continued)
$95,000		Oncor Electric Delivery Co., 6.800%, due 09/01/18	$108,386
129,000		Oncor Electric Delivery Co., 7.500%, due 09/01/38	158,956
9,000		Progress Energy, Inc., 4.875%, due 12/01/19	9,106
52,000		Progress Energy, Inc., 6.050%, due 03/15/14	57,707
41,000		Progress Energy, Inc., 7.050%, due 03/15/19	47,754
112,000		Sierra Pacific Power Co., 6.250%, due 04/15/12	119,515
100,000		Southwestern Electric Power, 5.550%, due 01/15/17	104,925
			2,204,307
		Electronics: 0.1%
65,000		Jabil Circuit, Inc., 7.750%, due 07/15/16	67,275
			67,275
		Energy-Alternate Sources: 0.0%
200,000	I,X	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	20
200,000	I,X	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	20
30,885	I,X	PEA Lima, LLC, 0.000%, due 03/20/14	3
			43
		Entertainment: 0.2%
65,000		AMC Entertainment, Inc., 8.750%, due 06/01/19	66,463
95,000	#	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	95,000
70,000	#	Warner Music Group, 9.500%, due 06/15/16	75,600
20,000	+,L	WMG Holdings Corp., 0.000% (Step rate 9.500%), due 12/15/14	20,075
			257,138
		Environmental Control: 0.0%
50,000	#	Republic Services, Inc., 5.250%, due 11/15/21	50,996
			50,996
		Food: 0.3%
145,000		Kraft Foods, Inc., 6.125%, due 02/01/18	155,760
10,000		Kraft Foods, Inc., 6.125%, due 08/23/18	10,783
31,000		Kraft Foods, Inc., 6.500%, due 08/11/17	34,195
45,000		Safeway, Inc., 6.250%, due 03/15/14	50,558
105,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	110,513
			361,809
		Forest Products & Paper: 0.0%
52,000		Domtar Corp., 10.750%, due 06/01/17	60,580
			60,580

Principal Amount			Value
		Gas: 0.1%
$125,000		Sempra Energy, 6.500%, due 06/01/16	$139,569
			139,569
		Healthcare-Products: 0.1%
95,000	&	Biomet, Inc., 10.375%, due 10/15/17	102,363
47,000		Zimmer Holdings, Inc., 5.750%, due 11/30/39	48,328
			150,691
		Healthcare-Services: 0.2%
50,000		HCA, Inc., 9.250%, due 11/15/16	53,000
95,000	&	HCA, Inc., 9.625%, due 11/15/16	101,531
52,000	#	US Oncology, Inc., 9.125%, due 08/15/17	54,470
			209,001
		Home Builders: 0.0%
44,000		Toll Brothers Finance Corp., 6.750%, due 11/01/19	43,226
			43,226
		Insurance: 1.0%
340,000	@@	Aegon NV, 3.570%, due 12/31/49	162,180
180,000		American International Group, Inc., 5.850%, due 01/16/18	136,860
151,000		Genworth Financial, Inc., 6.515%, due 05/22/18	133,718
72,000		Hartford Financial Services Group, Inc., 5.250%, due 10/15/11	74,859
85,000		Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	84,669
74,000		Lincoln National Corp., 8.750%, due 07/01/19	86,472
104,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	119,092
56,000		Principal Financial Group, Inc., 7.875%, due 05/15/14	63,472
172,000		Protective Life Corp., 8.450%, due 10/15/39	169,184
38,000		Prudential Financial, Inc., 4.750%, due 09/17/15	38,734
43,000		Prudential Financial, Inc., 5.700%, due 12/14/36	39,076
89,000		Prudential Financial, Inc., 6.000%, due 12/01/17	92,166
10,000		Prudential Financial, Inc., 6.625%, due 12/01/37	10,391
89,000		Prudential Financial, Inc., 7.375%, due 06/15/19	101,269
			1,312,142
		Investment Companies: 0.0%
45,000	@@,#	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	47,212
			47,212

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Iron/Steel: 0.3%
$48,000	@@	ArcelorMittal, 7.000%, due 10/15/39	$47,490
126,000	@@	ArcelorMittal, 9.850%, due 06/01/19	155,498
142,000	@@,#	CSN Islands XI Corp., 6.875%, due 09/21/19	142,000
			344,988
		Lodging: 0.2%
165,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	170,879
70,000	#	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, due 11/01/17	70,000
			240,879
		Machinery-Diversified: 0.0%
60,000	#	Case New Holland, Inc., 7.750%, due 09/01/13	60,150
			60,150
		Media: 1.3%
90,000	#	Cablevision Systems Corp., 8.625%, due 09/15/17	92,700
32,000		Comcast Corp., 5.900%, due 03/15/16	34,964
150,000		Comcast Corp., 6.300%, due 11/15/17	166,015
163,000	#	COX Communications, Inc., 6.250%, due 06/01/18	173,998
62,000	#	COX Communications, Inc., 6.950%, due 06/01/38	66,230
33,000		Discovery Communications, LLC, 5.625%, due 08/15/19	34,840
50,000		Echostar DBS Corp., 7.125%, due 02/01/16	49,750
95,000	#	Mediacom LLC / Mediacom Capital Corp., 9.125%, due 08/15/19	96,900
80,000	#,L	News America, Inc., 5.650%, due 08/15/20	85,530
91,000		News America, Inc., 6.650%, due 11/15/37	96,334
153,000		News America, Inc., 6.900%, due 03/01/19	175,670
273,000		Time Warner Cable, Inc., 6.200%, due 07/01/13	303,096
224,000		Time Warner, Inc., 5.500%, due 11/15/11	239,711
17,000		Time Warner, Inc., 7.700%, due 05/01/32	19,984
57,000		Viacom, Inc., 4.250%, due 09/15/15	58,226
28,000		Viacom, Inc., 5.625%, due 09/15/19	29,951
			1,723,899
		Mining: 0.2%
60,000		Newmont Mining Corp., 5.125%, due 10/01/19	61,398
77,000		Newmont Mining Corp., 6.250%, due 10/01/39	76,490

Principal Amount			Value
$56,000	@@	Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14	$67,404
48,000	@@	Vale Overseas Ltd., 5.625%, due 09/15/19	49,818
			255,110
		Miscellaneous Manufacturing: 0.2%
81,000		General Electric Co., 5.250%, due 12/06/17	84,388
135,000	@@	Tyco International Finance, 8.500%, due 01/15/19	167,719
			252,107
		Oil & Gas: 0.3%
49,000		Hess Corp., 8.125%, due 02/15/19	60,401
86,000		Marathon Oil Corp., 6.500%, due 02/15/14	96,759
42,000		Marathon Oil Corp., 7.500%, due 02/15/19	49,578
75,000		Pioneer Natural Resources Co., 7.500%, due 01/15/20	74,319
90,000		Plains Exploration & Production Co., 8.625%, due 10/15/19	90,675
			371,732
		Oil & Gas Services: 0.1%
51,000	@@	Weatherford International Ltd., 9.625%, due 03/01/19	63,819
			63,819
		Packaging & Containers: 0.0%
30,000	#	Solo Cup Co., 10.500%, due 11/01/13	31,725
			31,725
		Pharmaceuticals: 0.1%
51,000		Express Scripts, Inc., 6.250%, due 06/15/14	56,639
13,000		Express Scripts, Inc., 7.250%, due 06/15/19	15,332
47,000	@@	Novartis Securities Investment Ltd., 5.125%, due 02/10/19	50,931
			122,902
		Pipelines: 0.5%
88,000		Enbridge Energy Partners, 9.875%, due 03/01/19	112,448
77,000		Energy Transfer Partners, 9.700%, due 03/15/19	96,314
54,000		Northwest Pipeline Corp., 7.000%, due 06/15/16	62,507
58,000		Plains All American Pipeline L.P., 4.250%, due 09/01/12	60,559
112,000		Plains All American Pipeline LP, 5.750%, due 01/15/20	116,573
32,000	@@	Trans-Canada Pipelines, 7.125%, due 01/15/19	38,313
36,000	@@	Trans-Canada Pipelines, 7.625%, due 01/15/39	45,941
113,000		Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	126,983
			659,638

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Real Estate: 0.2%
$40,000		AvalonBay Communities, Inc., 5.700%, due 03/15/17	$41,692
20,000	#	Felcor Lodging L.P., 10.000%, due 10/01/14	19,600
51,000		ProLogis, 7.375%, due 10/30/19	51,797
90,000		Simon Property Group, Inc., 6.750%, due 05/15/14	98,708
			211,797
		Retail: 0.4%
167,000		CVS Caremark Corp., 6.125%, due 09/15/39	166,299
46,000		CVS Caremark Corp., 6.600%, due 03/15/19	51,681
100,000	#	Limited Brands, 8.500%, due 06/15/19	106,000
40,000	#	QVC, Inc., 7.500%, due 10/01/19	40,200
95,000	#	Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	101,888
			466,068
		Telecommunications: 1.2%
198,000		AT&T, Inc., 6.550%, due 02/15/39	214,485
100,000	@@	British Telecommunications PLC, 5.950%, due 01/15/18	103,396
125,000		Cellco Partnership / Verizon Wireless Capital LLC, 5.550%, due 02/01/14	137,886
82,000		CenturyTel, Inc., 7.600%, due 09/15/39	81,746
38,000		Cisco Systems, Inc., 4.450%, due 01/15/20	38,731
104,000		Cisco Systems, Inc., 5.500%, due 01/15/40	103,777
45,000	L	Cricket Communications, Inc., 9.375%, due 11/01/14	43,538
52,000		Cricket Communications, Inc., 10.000%, due 07/15/15	50,700
105,000		Crown Castle International Corp., 7.125%, due 11/01/19	104,213
123,000		Embarq Corp., 7.995%, due 06/01/36	129,596
35,000		Frontier Communications Corp., 8.125%, due 10/01/18	35,263
97,000	@@,#	Intelsat Subsidiary Holding Co. Ltd., 8.875%, due 01/15/15	98,455
45,000	L	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	45,338
50,000		Nextel Communications, Inc., 5.950%, due 03/15/14	45,500
52,000		Qwest Communications International, Inc., 7.500%, due 02/15/14	51,740
50,000		Sprint Nextel Corp., 6.000%, due 12/01/16	43,375
32,000	@@	Telefonica Emisones SAU, 5.877%, due 07/15/19	35,208
95,000		Verizon Communications, Inc., 8.950%, due 03/01/39	130,137
			1,493,084

Principal Amount			Value
		Transportation: 0.2%
$58,000		CSX Corp., 6.250%, due 04/01/15	$65,854
114,000		CSX Corp., 7.450%, due 04/01/38	138,986
95,000		Union Pacific Corp., 5.700%, due 08/15/18	103,296
			308,136
Total Corporate Bonds/Notes (Cost $18,069,918)			18,840,795
U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.9%
		Federal Home Loan Mortgage Corporation##: 4.4%
46,570		4.966%, due 04/01/35	49,034
398,000	W	5.000%, due 01/15/39	415,910
687,492	S	5.000%, due 12/15/17-04/15/23	733,954
795,797		5.000%, due 08/15/16-04/15/32	843,936
90,000	S	5.500%, due 10/15/32	92,717
856,561		5.500%, due 12/15/20-05/15/36	911,700
260,462	S	5.669%, due 05/01/37	276,737
1,663,377	S	6.000%, due 07/15/32-10/15/32	1,828,532
435,926		6.000%, due 04/01/14-01/15/29	472,967
59,793		6.500%, due 11/01/28-12/01/31	65,251
			5,690,738
		Federal National Mortgage Association##: 5.5%
7,462		0.586%, due 08/25/33	7,350
459,000	W	4.500%, due 01/25/24-01/25/39	472,940
795,000	W	5.000%, due 01/15/36	831,148
1,212,757	S	5.000%, due 07/01/37	1,276,545
171,050		5.000%, due 02/25/29-07/01/36	179,695
80,156		5.009%, due 07/01/35	84,766
46,809		5.255%, due 08/01/35	49,468
689,000	W	5.500%, due 01/25/39	730,663
196,000		5.500%, due 05/25/30	210,419
317,248	S	6.000%, due 08/01/16-07/25/29	346,675
1,239,814		6.000%, due 10/01/18-12/25/49	1,334,941
1,314,000	W	6.500%, due 01/15/32	1,415,835
74,957		7.000%, due 06/01/31	83,685
2,621	S	7.500%, due 10/01/30	2,989
79,608		7.500%, due 09/01/30-01/25/48	90,039
			7,117,158
		Government National Mortgage Association: 2.0%
3,782	S	4.375%, due 04/20/28	3,902
1,023,000	W	4.500%, due 01/15/40	1,048,256
380,990	S	4.500%, due 04/15/39	392,762
211,000		4.500%, due 01/20/40	215,749
189,000	W	5.000%, due 01/15/39	197,978
385,502	S	5.500%, due 03/20/39	411,693
148,377		5.500%, due 09/15/38	158,249
89,382		6.500%, due 06/15/29-01/15/32	97,358
62,410		7.500%, due 12/15/23	70,794
			2,596,741
Total U.S. Government Agency Obligations (Cost $14,943,674)			15,404,637

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value
U.S. TREASURY OBLIGATIONS: 6.9%
		U.S. Treasury Notes: 6.9%
$450,000		1.000%, due 10/31/11	$453,412
2,197,000		1.375%, due 11/15/12	2,215,024
2,353,000		2.375%, due 09/30/14-10/31/14	2,398,672
787,000		3.375%, due 11/15/19	798,807
2,922,000		4.500%, due 08/15/39	3,070,841
Total U.S. Treasury Obligations (Cost $8,836,627)			8,936,756
ASSET-BACKED SECURITIES: 2.1%
		Automobile Asset-Backed Securities: 0.9%
117,000	#	Bank of America Auto Trust, 2.130%, due 09/15/13	118,830
85,000	#	Bank of America Auto Trust, 2.670%, due 07/15/13	86,921
111,000		CarMax Auto Owner Trust, 1.740%, due 04/15/14	111,563
75,000		CarMax Auto Owner Trust, 2.820%, due 12/15/14	75,765
89,000		CarMax Auto Owner Trust, 5.810%, due 12/16/13	96,426
67,000		Harley-Davidson Motorcycle Trust, 2.620%, due 03/15/14	68,421
183,000		Harley-Davidson Motorcycle Trust, 3.190%, due 11/15/13	187,886
50,000		Honda Auto Receivables Owner Trust, 2.310%, due 05/15/13	50,944
78,000		Honda Auto Receivables Owner Trust, 4.880%, due 09/18/14	82,710
45,000		Hyundai Auto Receivables Trust, 2.030%, due 08/15/13	45,595
59,000		Mercedes-Benz Auto Receivables Trust, 1.670%, due 01/15/14	59,459
43,000	S	Mercedes-Benz Auto Receivables Trust, 2.430%, due 03/15/16	43,528
51,000		Nissan Auto Receivables Owner Trust, 2.940%, due 07/15/11	51,564
23,000		Nissan Auto Receivables Owner Trust, 4.460%, due 04/16/12	23,653
73,000		USAA Auto Owner Trust, 5.070%, due 06/15/13	76,678
			1,179,943
		Home Equity Asset-Backed Securities: 0.3%
331,455	S	GSAA Trust, 5.242%, due 05/25/35	310,401
112,000	#	Irwin Home Equity, 5.960%, due 08/25/37	37,653
23,319		Merrill Lynch Mortgage Investors Trust, 0.596%, due 07/25/34	16,420
2,695		Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	2,667

Principal Amount			Value
$25,189		Residential Funding Mortgage Securities II, Inc., 5.890%, due 06/25/37	$23,870
11,871		Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	11,762
			402,773
		Other Asset-Backed Securities: 0.9%
15,684		Amortizing Residential Collateral Trust, 0.486%, due 05/25/32	9,803
9,729		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.836%, due 07/25/33	8,113
820	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	806
171,942		Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	167,583
41,137		Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	29,626
119,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	97,880
97,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	54,931
78,780		Equity One, Inc., 5.050%, due 09/25/33	68,584
1,340,520	S	First Horizon Asset Back Trust, 0.366%, due 10/25/26	599,017
250,000	#,I,X	Hudson Mezzanine Funding, 0.989%, due 06/12/42	—
1,529	S	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	1,514
2,744		Residential Asset Mortgage Products, Inc., 0.856%, due 06/25/33	1,920
79,418		Structured Asset Securities Corp., 4.910%, due 06/25/33	59,891
			1,099,668
Total Asset-Backed Securities (Cost $3,874,922)			2,682,384
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.8%
286,684		American Home Mortgage Investment Trust, 0.616%, due 11/25/45	80,257
78,890		Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	78,843
394,064		Banc of America Funding Corp., 5.258%, due 09/20/35	275,740
217,382		Banc of America Mortgage Securities, Inc., 5.141%, due 09/25/35	188,574
30,705		Bear Stearns Alternative-A Trust, 0.556%, due 07/25/34	20,035

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$124,676		Chase Mortgage Finance Corp., 5.500%, due 11/25/35	$116,118
195,000	S	Citigroup Commercial Mortgage Trust, 5.888%, due 12/10/49	172,794
230,000		Commercial Mortgage Pass-through Certificates, 6.010%, due 12/10/49	206,027
1,475,683	S	Countrywide Alternative Loan Trust, 5.500%, due 12/25/35	389,092
1,485,350	S	Countrywide Alternative Loan Trust, 6.000%, due 10/25/35	479,234
66,968		Countrywide Home Loan Mortgage Pass-through Trust, 0.556%, due 04/25/35	13,393
31,261		Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	31,700
94,523		First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	98,208
19,275		GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	19,782
50,000		GE Capital Commercial Mortgage Corp., 6.531%, due 05/15/33	52,203
297,379		GMAC Mortgage Corp. Loan Trust, 5.255%, due 03/18/35	245,022
100,000		Greenwich Capital Commercial Funding Corp., 6.116%, due 07/10/38	91,054
89,992		GSR Mortgage Loan Trust, 5.500%, due 07/25/35	80,327
21,468		Harborview Mortgage Loan Trust, 0.587%, due 01/19/35	11,529
36,482		Homebanc Mortgage Trust, 1.096%, due 08/25/29	22,288
17,297		JPMorgan Alternative Loan Trust, 5.509%, due 01/25/36	11,872
5,768,811	S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.274%, due 02/15/51	39,951
250,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	232,712
6,531	S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.023%, due 04/15/45	6,639
24,134		LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	24,126
200,000		LB-UBS Commercial Mortgage Trust, 5.156%, due 02/15/31	195,772
200,000		LB-UBS Commercial Mortgage Trust, 5.197%, due 11/15/30	203,805
210,000		LB-UBS Commercial Mortgage Trust, 5.372%, due 09/15/39	198,348
120,000		LB-UBS Commercial Mortgage Trust, 6.080%, due 06/15/38	117,318

Principal Amount				Value
	$2,244		MASTR Alternative Loans Trust, 6.500%, due 05/25/33	$1,977
	25,641		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	24,379
	12,833		MLCC Mortgage Investors, Inc., 0.556%, due 01/25/29	10,654
	29,368		MLCC Mortgage Investors, Inc., 0.566%, due 11/25/29	22,358
	144,615		Morgan Stanley Capital I, 5.380%, due 04/15/49	149,021
	4,349		Morgan Stanley Dean Witter Capital I, 5.720%, due 12/18/32	4,451
	23,969		Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	24,182
	13,257		Sequoia Mortgage Trust, 0.507%, due 01/20/35	10,365
	19,755		Structured Asset Mortgage Investments, Inc., 0.477%, due 04/19/35	9,924
	162,040	S	Thornburg Mortgage Securities Trust, 0.586%, due 12/25/33	126,723
	240,000		Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	223,017
	24,268	S	Washington Mutual Mortgage Pass-through Certificates, 0.670%, due 06/25/44	15,283
	758,983	S	Washington Mutual Mortgage Pass-through Certificates, 2.912%, due 12/25/46	398,541
	181,073		Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	179,044
	71,290		Wells Fargo Mortgage-Backed Securities Trust, 4.866%, due 08/25/34	71,262
Total Collateralized Mortgage Obligations (Cost $7,608,142)				4,973,944
OTHER BONDS: 0.8%
			Foreign Government Bonds: 0.8%
BRL	1,007,000		Brazil Notas do Tesouro Nacional Serie F, 10.000%, due 01/01/11	595,724
BRL	797,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	404,748
Total Other Bonds (Cost $933,717)				1,000,472
Total Long-Term Investments (Cost $118,125,131)				128,813,464

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares		Value
SHORT-TERM INVESTMENTS: 5.3%
	Affiliated Mutual Fund: 4.6%
6,021,000	ING Institutional Prime Money Market Fund - Class I	$6,021,000
Total Mutual Fund (Cost $6,021,000)		6,021,000
Principal Amount		Value
	Securities Lending Collateralcc: 0.7%
$640,018	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$640,018
317,673	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	254,138
Total Securities Lending Collateral (Cost $957,691)		894,156
Total Short-Term Investments (Cost $6,978,691)		6,915,156

Total Investments in Securities (Cost $125,103,822)*	104.8%	$135,728,620
Other Assets and Liabilities - Net	(4.8)	(6,246,430)
Net Assets	100.0%	$129,482,190

@  Non-income producing security

@@  Foreign Issuer

&  Payment-in-kind

ADR  American Depositary Receipt

MASTR  Mortgage Asset Securitization Transaction, Inc.

+  Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund's position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at November 30, 2009.

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL  Brazilian Real

*  Cost for federal income tax purposes is $128,800,120.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,604,629
Gross Unrealized Depreciation	(9,676,129)
Net Unrealized Appreciation	$6,928,500

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Asset Table
Investments, at value
Common Stock
Advertising	$355,399	$—	$—	$355,399
Aerospace/Defense	2,938,885	—	—	2,938,885
Agriculture	1,773,408	—	1	1,773,409
Airlines	49,853	—	—	49,853
Apparel	318,988	—	—	318,988
Auto Manufacturers	242,729	—	—	242,729
Auto Parts & Equipment	76,003	—	—	76,003
Banks	5,525,568	—	—	5,525,568
Beverages	975,596	—	—	975,596
Biotechnology	1,127,007	—	—	1,127,007
Building Materials	168,781	—	—	168,781
Chemicals	693,566	—	—	693,566
Coal	589,105	—	—	589,105

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Commercial Services	$1,592,909	$—	$—	$1,592,909
Computers	5,426,088	—	—	5,426,088
Cosmetics/Personal Care	1,656,245	—	—	1,656,245
Distribution/Wholesale	378,497	—	—	378,497
Diversified Financial Services	1,473,886	—	—	1,473,886
Electric	1,803,813	—	—	1,803,813
Electrical Components & Equipment	390,840	—	—	390,840
Electronics	1,248,630	—	—	1,248,630
Engineering & Construction	703,471	—	—	703,471
Entertainment	37,243	—	—	37,243
Environmental Control	90,577	—	—	90,577
Food	1,020,038	—	—	1,020,038
Forest Products & Paper	975,463	—	—	975,463
Gas	879,029	—	—	879,029
Hand/Machine Tools	65,073	—	—	65,073
Health Care-Products	1,151,409	—	—	1,151,409
Health Care-Services	1,336,828	—	—	1,336,828
Home Builders	279,023	—	—	279,023
Home Furnishings	54,074	—	—	54,074
Household Products/Wares	767,535	—	—	767,535
Housewares	76,543	—	—	76,543
Insurance	2,600,052	—	—	2,600,052
Internet	1,480,330	—	—	1,480,330
Investment Companies	32,631	—	—	32,631
Iron/Steel	359,032	—	—	359,032
Leisure Time	16,128	—	—	16,128
Machinery-Construction & Mining	101,947	—	—	101,947
Machinery-Diversified	246,606	—	—	246,606
Media	1,570,833	—	—	1,570,833
Metal Fabricate/Hardware	230,513	—	—	230,513
Mining	22,810	—	—	22,810
Miscellaneous Manufacturing	4,350,389	—	—	4,350,389
Office Furnishings	480	—	—	480
Office/Business Equipment	532,974	—	—	532,974
Oil & Gas	4,187,244	—	—	4,187,244
Oil & Gas Services	924,979	—	—	924,979
Packaging & Containers	777,041	—	—	777,041
Pharmaceuticals	4,472,794	—	—	4,472,794
Pipelines	541,704	—	—	541,704
Real Estate	70,923	—	—	70,923
Retail	4,659,749	—	—	4,659,749
Savings & Loans	575,468	—	—	575,468
Semiconductors	1,861,803	—	—	1,861,803
Software	3,817,516	—	—	3,817,516
Telecommunications	4,215,317	—	—	4,215,317
Textiles	49,690	—	—	49,690
Toys/Games/Hobbies	33,833	—	—	33,833
Transportation	467,514	—	—	467,514
Total Common Stock	$74,442,402	$—	$1	$74,442,403
Real Estate Investment Trusts	1,877,697	—	—	1,877,697
Exchange-Traded Funds	495,165	—	—	495,165
Preferred Stock	—	140,824	—	140,824
Positions In Purchased Options	—	18,387	—	18,387
Corporate Bonds/Notes	—	18,589,640	251,155	18,840,795
U.S. Government Agency Obligations	—	15,404,637	—	15,404,637
U.S. Treasury Obligations	—	8,936,756	—	8,936,756
Asset-Backed Securities	—	2,073,564	608,820	2,682,384
Collateralized Mortgage Obligations	—	4,105,618	868,326	4,973,944
Other Bonds	—	595,724	404,748	1,000,472
Short-Term Investments	6,661,018	—	254,138	6,915,156
Total Investments, at value	$83,476,282	$49,865,150	$2,387,188	$135,728,620

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Other Financial Instruments+:
Forward foreign currency contracts	$—	$28,818	$—	$28,818
Futures	3,344	—	—	3,344
Swaps, net of upfront payments	—	121,893	—	121,893
Total Assets	$83,479,626	$50,015,861	$2,387,188	$135,882,675
Liabilities Table
Other Financial Instruments+:
Futures	(25,962)	—	—	(25,962)
Swaps, net of upfront payments	—	(164,362)	—	(164,362)
Written options	—	(2,456)	—	(2,456)
Total Liabilities	$(25,962)	$(166,818)	$—	$(192,780)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund's assets and liabilities during the period ended November 30, 2009:

	Beginning Balance at 05/31/09	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 11/30/09
Asset Table
Investments, at value
Common Stock	$1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1
Warrants	4	—	—	—	—	—	(7,446)	7,442	—	—	—
Corporate Bonds/Notes	87,436	234,000	—	—	(98,689)	(26,848)	(67,611)	112,346	10,520	—	251,155
Asset-Backed Securities	590,067	—	—	—	(45,348)	3	—	54,295	9,803	—	608,820
Collateralized Mortgage Obligations	2,272,948	—	—	—	(586,385)	509	(1,132,777)	314,031	—	—	868,326
Foreign Government Bonds	1,142,105	520,492	—	—	(1,291,050)	3,716	84,562	(55,076)	—	—	404,748
Short-Term Investments	—	—	—	—	—	—	—	—	254,138	—	254,138
Total Investments, at value	$4,092,561	$754,492	$—	$—	$(2,021,471)	$(22,621)	$(1,123,271)	$433,038	$274,461	$—	$2,387,188

As of November 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(888,086).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

At November 30, 2009 the following forward foreign currency contracts were outstanding for the ING Balanced Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation
Indian Rupee INR 11,342,306	Buy	12/04/09	USD 240,752	243,781	$3,029
					$3,029
Brazilian Real BRL 137,670	Sell	12/04/09	78,736	78,355	$381
Brazilian Real BRL 1,606,930	Sell	12/04/09	940,000	914,592	25,408
					$25,789

ING Balanced Fund Open Futures Contracts on November 30, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500	4	12/17/09	$(8,461)
U.S. Treasury 10-Year Note	3	03/22/10	3,344
			$(5,117)
Short Contracts
U.S. Treasury 5-Year Note	6	03/31/10	$(3,812)
U.S. Treasury Long Bond	7	03/22/10	(13,689)
			$(17,501)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

ING Balanced Fund Written Options Open on November 30, 2009:

Credit Default Swaptions

Description	Counterparty	Underlying Entity	Pay/ Reference Floating	Receive Rate	Exercise Date	Expiration Amount		Notional Received	Premium Value
Credit Default	Morgan Stanley
Swaption	Capital Services, Inc.	CDX.NA.IG.13 Index	Pay	1.450%	12/21/09	USD	4,000,000	$15,200	$(402)
Credit Default	Morgan Stanley
Swaption	Capital Services, Inc.	CDX.NA.IG.13 Index	Pay	1.450%	12/21/09	USD	4,000,000	10,400	(403)
Credit Default	Morgan Stanley
Swaption	Capital Services, Inc.	CDX.NA.IG.13 Index	Pay	1.450%	12/21/09	USD	4,000,000	10,000	(403)
Credit Default	Morgan Stanley
Swaption	Capital Services, Inc.	CDX.NA.IG.13 Index	Receive	0.850%	12/21/09	USD	2,000,000	2,900	(416)
Credit Default	Morgan Stanley
Swaption	Capital Services, Inc.	CDX.NA.IG.13 Index	Receive	0.850%	12/21/09	USD	2,000,000	3,000	(416)
Credit Default	Morgan Stanley
Swaption	Capital Services, Inc.	CDX.NA.IG.13 Index	Receive	0.850%	12/21/09	USD	2,000,000	2,100	(416)
								$43,600	$(2,456)
ING Balanced Fund Credit Default Swap Agreements Outstanding on November 30, 2009:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Domtar Inc. 7.875%, 10/15/11	Buy	(2.650)%	09/20/11	USD	84,500	$(1,544)	$—	$(1,544)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	32,000	12,432	8,231	4,201
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	67,000	26,029	16,540	9,489
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	211,000	81,972	28,348	53,624
							$118,889	$53,119	$65,770

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Implied Credit Spread at 11/30/09(5)	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Domtar Inc. 7.875%, 10/15/11	Sell	2.600%	09/20/11	1.63%	USD	84,000	$1,460	$—	$1,460
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	41.14%	USD	32,000	(20,195)	(9,159)	(11,036)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	41.14%	USD	67,000	(42,282)	(20,918)	(21,364)
Goldman Sachs International	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	41.14%	USD	53,000	(33,447)	(14,977)	(18,470)
JPMorgan Chase Bank, N.A. New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	41.14%	USD	106,000	(66,894)	(15,032)	(51,862)
								$(161,358)	$(60,086)	$(101,272)

(1)  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

(2)  If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in the table above and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Investments in securities at value*	$18,387
Interest rate contracts	Net Assets — Unrealized appreciation**	3,344
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	28,818
Credit contracts	Unrealized appreciation on swap agreements, net of upfront payments	121,893
Total Asset Derivatives		$172,442
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation**	$8,461
Interest rate contracts	Net Assets — Unrealized depreciation**	17,501
Credit contracts	Unrealized depreciation on swap agreements, net of upfront payments	164,362
Credit contracts	Written options	2,456
Total Liability Derivatives		$192,780

*  Includes purchased options

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the period ended November 30, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$166,706	$—	$—	$166,706
Foreign exchange contracts	—	15,598	—	—	—	15,598
Interest rate contracts	—	—	(1,354)	—	—	(1,354)
Credit contracts	—	—	—	42,997	(8,000)	34,997
Total	$—	$15,598	$165,352	$42,997	$(8,000)	$215,947

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$(35,925)	$—	$—	$(35,925)
Foreign exchange contracts	—	61,018	—	—	—	61,018
Interest rate contracts	—	—	(28,224)	—	—	(28,224)
Credit contracts	(66,813)	—	—	6,932	41,144	(18,737)
Total	$(66,813)	$61,018	$(64,149)	$6,932	$41,144	$(21,868)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED)

Shares			Value
COMMON STOCK: 98.1%
		Apparel: 1.2%
137,780		Coach, Inc.	$4,787,855
			4,787,855
		Auto Parts & Equipment: 0.6%
173,631	@	Goodyear Tire & Rubber Co.	2,380,481
			2,380,481
		Banks: 9.0%
463,300		Citigroup, Inc.	1,904,163
53,673		Goldman Sachs Group, Inc.	9,106,161
342,098		JPMorgan Chase & Co.	14,535,744
363,690		Wells Fargo & Co.	10,197,868
			35,743,936
		Beverages: 3.5%
224,375		PepsiCo, Inc.	13,960,613
			13,960,613
		Commercial Services: 0.9%
74,900	@	FTI Consulting, Inc.	3,464,874
			3,464,874
		Computers: 7.8%
89,148	@	Apple, Inc.	17,821,577
120,600	@	Cognizant Technology Solutions Corp.	5,297,958
159,000		Hewlett-Packard Co.	7,800,540
			30,920,075
		Cosmetics/Personal Care: 4.2%
267,819		Procter & Gamble Co.	16,698,515
			16,698,515
		Electric: 1.9%
98,509		Entergy Corp.	7,747,733
			7,747,733
		Electronics: 2.4%
54,700	@	Flir Systems, Inc.	1,569,890
172,458	@	Thermo Electron Corp.	8,145,191
			9,715,081
		Engineering & Construction: 2.7%
263,065	@@	ABB Ltd. ADR	4,829,873
282,663	@	McDermott International, Inc.	5,918,963
			10,748,836
		Entertainment: 1.0%
288,200		Regal Entertainment Group	3,948,340
			3,948,340
		Environmental Control: 0.9%
110,800	@	Waste Connections, Inc.	3,595,460
			3,595,460
		Food: 4.5%
191,700		Flowers Foods, Inc.	4,388,013
81,393		General Mills, Inc.	5,534,724
346,233		Kroger Co.	7,873,338
			17,796,075

Shares			Value
		Health Care-Products: 1.6%
137,589	@@	Covidien PLC	$6,441,917
			6,441,917
		Health Care-Services: 1.7%
227,400		Aetna, Inc.	6,619,614
			6,619,614
		Insurance: 4.7%
270,200		Principal Financial Group, Inc.	6,860,378
91,358		Reinsurance Group of America, Inc.	4,248,147
413,634	@@	XL Capital Ltd.	7,573,639
			18,682,164
		Iron/Steel: 0.8%
67,000		United States Steel Corp.	2,992,220
			2,992,220
		Lodging: 1.2%
321,378	@,L	Las Vegas Sands Corp.	4,923,511
			4,923,511
		Machinery-Construction & Mining: 1.0%
212,454	@	Terex Corp.	4,000,509
			4,000,509
		Machinery-Diversified: 0.7%
91,200	@	AGCO Corp.	2,764,272
			2,764,272
		Media: 4.4%
497,447		CBS Corp. - Class B	6,372,296
226,230	@	DIRECTV	7,155,656
81,532	@	Liberty Media Corp. - Starz	3,901,306
			17,429,258
		Mining: 1.5%
48,000	@@,L	Barrick Gold Corp.	2,049,120
51,300	@@	BHP Billiton Ltd. ADR	3,862,890
			5,912,010
		Miscellaneous Manufacturing: 2.2%
242,500	@@	Ingersoll-Rand PLC	8,577,225
			8,577,225
		Oil & Gas: 10.7%
88,603		Apache Corp.	8,442,094
237,570		ExxonMobil Corp.	17,834,380
206,522	@@	Nexen, Inc.	4,894,571
71,700	@@	Royal Dutch Shell PLC ADR - Class A	4,284,792
81,599	@	Transocean Ltd.	6,967,739
			42,423,576
		Oil & Gas Services: 1.1%
102,815		National Oilwell Varco, Inc.	4,423,101
			4,423,101
		Packaging & Containers: 1.7%
143,000		Packaging Corp. of America	2,848,560
74,100		Silgan Holdings, Inc.	3,969,537
			6,818,097

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Pharmaceuticals: 8.6%
208,647		Abbott Laboratories	$11,369,175
759,513		Pfizer, Inc.	13,800,351
170,236	@@	Teva Pharmaceutical Industries Ltd. ADR	8,986,758
			34,156,284
		Retail: 2.0%
241,800		Macy's, Inc.	3,943,758
166,200		Staples, Inc.	3,875,784
			7,819,542
		Semiconductors: 3.1%
572,867	@	ON Semiconductor Corp.	4,445,448
767,518	@@	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	7,974,512
			12,419,960
		Software: 3.6%
168,900	@	Ansys, Inc.	6,576,966
342,200		Oracle Corp.	7,555,776
			14,132,742
		Telecommunications: 5.5%
636,328	@	Cisco Systems, Inc.	14,890,076
216,400	@	SBA Communications Corp.	6,933,456
			21,823,532
		Transportation: 1.4%
86,263		Union Pacific Corp.	5,456,997
			5,456,997
Total Common Stock (Cost $324,037,214)			389,324,405
SHORT-TERM INVESTMENTS: 2.9%

	Affiliated Mutual Fund: 1.2%
5,019,000	ING Institutional Prime Money Market Fund - Class I	5,019,000
Total Mutual Fund (Cost $5,019,000)		5,019,000

Principal Amount		Value
	Securities Lending Collateralcc: 1.7%
$6,526,186	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$6,526,186
232,316	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	185,853
Total Securities Lending Collateral (Cost $6,758,502)		6,712,039
Total Short-Term Investments (Cost $11,777,502)		11,731,039

Total Investments in Securities (Cost $335,814,716)*	101.0%	$401,055,444
Other Assets and Liabilities - Net	(1.0)	(4,075,192)
Net Assets	100.0%	$396,980,252

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund's position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L  Loaned security, a portion or all of the security is on loan at November 30, 2009.

*  Cost for federal income tax purposes is $341,702,600.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$68,654,886
Gross Unrealized Depreciation	(9,302,042)
Net Unrealized Appreciation	$59,352,844

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Asset Table
Investments, at value
Common Stock*	$389,324,405	$—	$—	$389,324,405
Short-Term Investments	11,545,186	—	185,853	11,731,039
Total Investments, at value	$400,869,591	$—	$185,853	$401,055,444

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Fund's assets during the period ended November 30, 2009:

	Beginning Balance at 5/31/2009	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 11/30/2009
Asset Table
Investments, at value
Short-Term Investments	—	—	—	—	—	—	—	—	185,853	—	185,853
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$185,853	$—	$185,853
Total Assets	$—	$—	$—	$—	$—	$—	$—	$—	$185,853	$—	$185,853

As of November 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED)

Shares			Value
COMMON STOCK: 95.6%
		Aerospace/Defense: 4.8%
1,660		Boeing Co.	$87,001
1,470		General Dynamics Corp.	96,873
1,180		Lockheed Martin Corp.	91,131
1,930		Raytheon Co.	99,453
1,510		United Technologies Corp.	101,532
			475,990
		Agriculture: 1.9%
5,170		Altria Group, Inc.	97,248
1,854		Philip Morris International, Inc.	89,159
			186,407
		Apparel: 1.0%
1,510		Nike, Inc.	97,984
			97,984
		Auto Manufacturers: 1.1%
12,350	@	Ford Motor Co.	109,792
			109,792
		Banks: 8.9%
5,380		Bank of America Corp.	85,273
3,120		Bank of New York Mellon Corp.	83,117
2,570		Capital One Financial Corp.	98,585
19,580		Citigroup, Inc.	80,474
480		Goldman Sachs Group, Inc.	81,437
2,060		JPMorgan Chase & Co.	87,529
2,970		Morgan Stanley	93,793
14,230		Regions Financial Corp.	83,388
4,240		US Bancorp.	102,311
3,210		Wells Fargo & Co.	90,008
			885,915
		Beverages: 1.9%
1,720		Coca-Cola Co.	98,384
1,530		PepsiCo, Inc.	95,197
			193,581
		Biotechnology: 1.8%
1,520	@	Amgen, Inc.	85,652
1,930	@	Gilead Sciences, Inc.	88,877
			174,529
		Chemicals: 2.9%
3,500		Dow Chemical Co.	97,230
2,840		EI Du Pont de Nemours & Co.	98,207
1,150		Monsanto Co.	92,863
			288,300
		Commercial Services: 1.0%
430		Mastercard, Inc.	103,570
			103,570
		Computers: 4.7%
510	@	Apple, Inc.	101,954
6,090	@	Dell, Inc.	85,991
5,380	@	EMC Corp.	90,545
1,920		Hewlett-Packard Co.	94,195
770		International Business Machines Corp.	97,290
			469,975

Shares			Value
		Cosmetics/Personal Care: 2.9%
2,690		Avon Products, Inc.	$92,133
1,210		Colgate-Palmolive Co.	101,870
1,580		Procter & Gamble Co.	98,513
			292,516
		Diversified Financial Services: 1.9%
2,680		American Express Co.	112,104
3,170		NYSE Euronext	80,138
			192,242
		Electric: 3.7%
2,990		American Electric Power Co., Inc.	96,248
1,100		Entergy Corp.	86,515
1,850		Exelon Corp.	89,133
2,870		Southern Co.	92,098
			363,994
		Food: 3.9%
2,830		Campbell Soup Co.	98,965
2,310		HJ Heinz Co.	98,060
3,500		Kraft Foods, Inc.	93,030
8,340		Sara Lee Corp.	101,248
			391,303
		Forest Products & Paper: 1.0%
2,470		Weyerhaeuser Co.	96,182
			96,182
		Health Care-Products: 2.9%
1,660		Baxter International, Inc.	90,553
1,470		Johnson & Johnson	92,375
2,490		Medtronic, Inc.	105,676
			288,604
		Health Care-Services: 1.0%
3,560		UnitedHealth Group, Inc.	102,065
			102,065
		Insurance: 1.7%
2,990		Allstate Corp.	84,946
2,400		Metlife, Inc.	82,056
			167,002
		Internet: 2.4%
1,050	@	Amazon.com, Inc.	142,706
160	@	Google, Inc. - Class A	93,280
			235,986
		Machinery-Construction & Mining: 1.0%
1,750		Caterpillar, Inc.	102,183
			102,183
		Media: 3.6%
5,320		Comcast Corp. - Class A	78,044
7,500		News Corp. - Class A	85,950
3,136		Time Warner, Inc.	96,338
3,250		Walt Disney Co.	98,215
			358,547
		Mining: 0.9%
6,910		Alcoa, Inc.	86,513
			86,513

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares		Value
	Miscellaneous Manufacturing: 2.8%
1,200	3M Co.	$92,928
5,490	General Electric Co.	87,950
2,430	Honeywell International, Inc.	93,482
		274,360
	Office/Business Equipment: 0.9%
11,570	Xerox Corp.	89,089
		89,089
	Oil & Gas: 5.0%
1,300	Chevron Corp.	101,452
2,070	ConocoPhillips	107,164
1,400	Devon Energy Corp.	94,290
1,330	ExxonMobil Corp.	99,843
1,200	Occidental Petroleum Corp.	96,948
		499,697
	Oil & Gas Services: 3.8%
2,160	Baker Hughes, Inc.	87,998
3,340	Halliburton Co.	98,062
2,160	National Oilwell Varco, Inc.	92,923
1,500	Schlumberger Ltd.	95,835
		374,818
	Pharmaceuticals: 5.1%
1,880	Abbott Laboratories	102,441
4,060	Bristol-Myers Squibb Co.	102,759
4,737	Merck & Co., Inc.	171,521
7,411	Pfizer, Inc.	134,658
		511,379
	Pipelines: 1.0%
5,040	Williams Cos., Inc.	100,246
		100,246
	Retail: 7.5%
1,660	Costco Wholesale Corp.	99,451
2,560	CVS Caremark Corp.	79,386
3,390	Home Depot, Inc.	92,750
4,300	Lowe's Cos., Inc.	93,783
1,590	McDonald's Corp.	100,568
1,910	Target Corp.	88,930
2,410	Walgreen Co.	93,725
1,880	Wal-Mart Stores, Inc.	102,554
		751,147

Shares			Value
		Semiconductors: 1.9%
4,690		Intel Corp.	$90,048
3,910		Texas Instruments, Inc.	98,884
			188,932
		Software: 2.0%
3,610		Microsoft Corp.	106,170
4,380		Oracle Corp.	96,710
			202,880
		Telecommunications: 4.5%
3,330		AT&T, Inc.	89,710
3,980	@	Cisco Systems, Inc.	93,132
2,010		Qualcomm, Inc.	90,450
22,750	@	Sprint Nextel Corp.	84,403
3,020		Verizon Communications, Inc.	95,009
			452,704
		Transportation: 4.2%
1,180		Burlington Northern Santa Fe Corp.	115,994
1,220		FedEx Corp.	103,029
2,070		Norfolk Southern Corp.	106,398
1,650		United Parcel Service, Inc. - Class B	94,826
			420,247
Total Common Stock (Cost $6,924,295)			9,528,679
EXCHANGE-TRADED FUNDS: 3.7%

	Exchange-Traded Funds: 3.7%
3,400	SPDR Trust Series 1	373,592
Total Exchange-Traded Funds (Cost $344,167)		373,592

Total Investments in Securities (Cost $7,268,462)*	99.3%	$9,902,271
Other Assets and Liabilities - Net	0.7	67,939
Net Assets	100.0%	$9,970,210

@  Non-income producing security

*  Cost for federal income tax purposes is $7,730,112.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,652,491
Gross Unrealized Depreciation	(480,332)
Net Unrealized Appreciation	$2,172,159

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Asset Table
Investments, at value
Common Stock*	$9,528,679	$—	$—	$9,528,679
Exchange-Traded Funds	373,592	—	—	373,592
Total Investments, at value	$9,902,271	$—	$—	$9,902,271

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED)

Shares			Value
COMMON STOCK: 91.9%
		Aerospace/Defense: 1.9%
34,480	@	Moog, Inc.	$910,617
37,800	@	Orbital Sciences Corp.	473,634
21,400	@	Teledyne Technologies, Inc.	717,328
			2,101,579
		Airlines: 0.7%
19,700	@,L	Allegiant Travel Co.	812,231
			812,231
		Apparel: 2.2%
31,868	@	Carter's, Inc.	693,129
37,200	@	True Religion Apparel, Inc.	685,968
42,900		Wolverine World Wide, Inc.	1,096,953
			2,476,050
		Auto Parts & Equipment: 0.7%
43,400		Cooper Tire & Rubber Co.	777,728
			777,728
		Banks: 6.1%
57,072		Bank Mutual Corp.	400,075
55,832		FirstMerit Corp.	1,169,680
21,100		IBERIABANK Corp.	1,197,003
40,100		MB Financial Corp.	747,865
80,495		Old National Bancorp.	936,962
25,479		Prosperity Bancshares, Inc.	1,014,829
32,700	@	SVB Financial Group	1,238,022
			6,704,436
		Biotechnology: 1.9%
15,142	@	Acorda Therapeutics, Inc.	364,619
6,200	@	AMAG Pharmaceuticals, Inc.	231,818
11,898	@	Cubist Pharmaceuticals, Inc.	198,459
9,900	@	Dendreon Corp.	270,666
18,923	@	Human Genome Sciences, Inc.	526,438
26,300	@	InterMune, Inc.	282,462
35,450	@	Medicines Co.	277,928
			2,152,390
		Chemicals: 2.9%
24,700		Albemarle Corp.	833,625
41,600		HB Fuller Co.	846,976
13,000		Minerals Technologies, Inc.	686,920
44,200		RPM International, Inc.	866,320
			3,233,841
		Commercial Services: 3.5%
26,900	L	Arbitron, Inc.	579,157
13,800	@	Capella Education Co.	983,664
26,800		Equifax, Inc.	767,820
17,900	@	FTI Consulting, Inc.	828,054
32,300	@	TrueBlue, Inc.	392,768
8,093		Watson Wyatt Worldwide, Inc.	334,565
			3,886,028
		Computers: 2.7%
24,000	@	CACI International, Inc.	1,114,080
97,141	@	Mentor Graphics Corp.	715,929
31,000	@	Micros Systems, Inc.	869,860
15,200	@	Riverbed Technolgoy, Inc.	309,472
			3,009,341

Shares			Value
		Cosmetics/Personal Care: 0.7%
12,400	@	Chattem, Inc.	$816,416
			816,416
		Distribution/Wholesale: 2.9%
36,900	@	Fossil, Inc.	1,138,365
18,800		Owens & Minor, Inc.	729,252
18,600		Pool Corp.	335,916
20,400		Watsco, Inc.	1,023,264
			3,226,797
		Diversified Financial Services: 2.8%
44,923		Duff & Phelps Corp.	762,343
16,971	@	KBW, Inc.	417,317
20,808	@	Stifel Financial Corp.	1,117,806
61,100		SWS Group, Inc.	760,084
			3,057,550
		Electric: 4.1%
24,500		Black Hills Corp.	577,465
52,000		Cleco Corp.	1,327,040
33,200	@	El Paso Electric Co.	657,360
18,588		Idacorp, Inc.	549,647
13,000		NorthWestern Corp.	335,270
56,170		Portland General Electric Co.	1,101,494
			4,548,276
		Electrical Components & Equipment: 0.6%
58,029	@	Advanced Energy Industries, Inc.	634,257
			634,257
		Electronics: 2.9%
22,100		Brady Corp.	655,928
31,600	@	FEI Co.	771,672
24,072	@	Flir Systems, Inc.	690,866
35,100		Watts Water Technologies, Inc.	1,075,815
			3,194,281
		Entertainment: 1.2%
30,600	@	Bally Technologies, Inc.	1,270,818
			1,270,818
		Environmental Control: 1.4%
12,459	@	Clean Harbors, Inc.	666,806
28,302	@	Waste Connections, Inc.	918,400
			1,585,206
		Food: 2.2%
31,600	@	American Italian Pasta Co.	1,007,724
33,708		Flowers Foods, Inc.	771,576
46,900		Spartan Stores, Inc.	648,627
			2,427,927
		Gas: 0.3%
11,500		WGL Holdings, Inc.	362,020
			362,020
		Hand/Machine Tools: 0.8%
19,600		Regal-Beloit Corp.	930,216
			930,216

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Health Care-Products: 3.8%
16,000	@	Gen-Probe, Inc.	$667,040
19,386	@	Greatbatch, Inc.	356,509
19,900	@	Haemonetics Corp.	1,062,262
14,300	@	Luminex Corp.	195,910
38,011		Meridian Bioscience, Inc.	787,208
28,230	@	Micrus Endovascular Corp.	371,225
23,357		Steris Corp.	754,665
			4,194,819
		Health Care-Services: 3.1%
34,300	@	AMERIGROUP Corp.	813,253
75,669	@	Healthsouth Corp.	1,327,232
32,400	@	Psychiatric Solutions, Inc.	717,984
11,006		Universal Health Services, Inc.	615,125
			3,473,594
		Home Builders: 0.5%
27,500		Ryland Group, Inc.	503,525
			503,525
		Home Furnishings: 0.1%
13,759		Ethan Allen Interiors, Inc.	159,742
			159,742
		Housewares: 0.5%
13,800		Toro Co.	549,792
			549,792
		Insurance: 3.6%
39,400		Delphi Financial Group	861,284
16,800	@	Navigators Group, Inc.	783,048
32,800	@@	Platinum Underwriters Holdings Ltd.	1,157,512
22,151	@	ProAssurance Corp.	1,179,541
			3,981,385
		Internet: 2.4%
9,119	@	Avocent Corp.	227,793
31,999	@	Blue Coat Systems, Inc.	845,734
39,500	@	j2 Global Communications, Inc.	785,260
79,900	@	Valueclick, Inc.	753,457
			2,612,244
		Investment Companies: 0.8%
96,295		Apollo Investment Corp.	926,358
			926,358
		Leisure Time: 0.4%
56,200		Callaway Golf Co.	402,954
			402,954
		Machinery-Diversified: 2.6%
23,700	@	AGCO Corp.	718,347
22,636		Gardner Denver, Inc.	847,265
61,400	@	Intermec, Inc.	754,606
10,892		Nordson Corp.	583,920
			2,904,138
		Metal Fabricate/Hardware: 0.7%
45,100		Commercial Metals Co.	717,090
			717,090

Shares			Value
		Miscellaneous Manufacturing: 1.4%
46,000		Actuant Corp.	$751,180
48,451		Barnes Group, Inc.	751,475
			1,502,655
		Oil & Gas: 2.8%
17,994	@	Bill Barrett Corp.	513,729
32,774	@	Carrizo Oil & Gas, Inc.	689,893
40,500		Frontier Oil Corp.	466,965
81,300	@	McMoRan Exploration Co.	590,238
22,700	@	Unit Corp.	853,747
			3,114,572
		Oil & Gas Services: 1.7%
8,435	@	Core Laboratories NV	896,219
17,400	@	Dril-Quip, Inc.	939,774
			1,835,993
		Packaging & Containers: 1.0%
21,130		Silgan Holdings, Inc.	1,131,934
			1,131,934
		Pharmaceuticals: 1.5%
34,478	@	Nektar Therapeutics	300,303
18,138		Omnicare, Inc.	420,439
24,500	@	Onyx Pharmaceuticals, Inc.	700,945
14,300	@	Savient Pharmaceuticals, Inc.	192,049
			1,613,736
		Retail: 4.7%
33,900		Casey's General Stores, Inc.	1,037,001
36,700	@,L	Dress Barn, Inc.	787,949
51,427	@	Jack in the Box, Inc.	960,142
28,019	@	Jo-Ann Stores, Inc.	934,714
44,379	@	Papa John's International, Inc.	981,663
153,900	@	Wet Seal, Inc.	447,849
			5,149,318
		Savings & Loans: 2.6%
80,500		Flushing Financial Corp.	878,255
69,749		NewAlliance Bancshares, Inc.	821,643
63,874		Provident Financial Services, Inc.	675,787
62,697		Westfield Financial, Inc.	518,504
			2,894,189
		Semiconductors: 3.8%
20,100	@	Emulex Corp.	195,774
16,400	@	Entegris, Inc.	68,388
43,100	@	Formfactor, Inc.	730,545
4,700		Micrel, Inc.	33,605
31,900	@	MKS Instruments, Inc.	483,285
48,800	@	ON Semiconductor Corp.	378,688
17,900		Power Integrations, Inc.	601,261
46,200	@	QLogic Corp.	828,828
80,182	@,@@	Verigy Ltd.	833,893
			4,154,267
		Software: 4.6%
21,055	@	Ansys, Inc.	819,882
36,300	@	Informatica Corp.	814,935
44,400	@	Progress Software Corp.	1,069,596
48,200	@	Quest Software, Inc.	811,206

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Software (continued)
37,600		Solera Holdings, Inc.	$1,314,496
54,350	@	THQ, Inc.	266,315
			5,096,430
		Telecommunications: 4.1%
53,459		Alaska Communications Systems Group, Inc.	390,785
23,100	@	Anixter International, Inc.	998,382
34,300		NTELOS Holdings Corp.	576,583
52,921	@	Polycom, Inc.	1,140,977
30,100	@	SBA Communications Corp.	964,404
84,000	@	Tellabs, Inc.	471,240
			4,542,371
		Transportation: 2.7%
30,098	@	Atlas Air Worldwide Holdings, Inc.	881,871
61,000		Heartland Express, Inc.	899,750
22,100	@	HUB Group, Inc.	584,545
17,400	@	Kirby Corp.	580,290
			2,946,456
Total Common Stock (Cost $106,526,218)			101,614,950
REAL ESTATE INVESTMENT TRUSTS: 5.6%
		Apartments: 0.5%
11,700		Mid-America Apartment Communities, Inc.	544,167
			544,167
		Diversified: 0.7%
24,900		Entertainment Properties Trust	786,591
			786,591
		Hotels: 0.5%
70,844		DiamondRock Hospitality Co.	569,586
			569,586
		Mortgage: 1.6%
129,851		MFA Mortgage Investments, Inc.	982,972
51,324		Redwood Trust, Inc.	737,526
			1,720,498
		Office Property: 0.7%
25,800		Highwoods Properties, Inc.	789,738
			789,738
		Single Tenant: 0.8%
44,297		National Retail Properties, Inc.	887,712
			887,712
		Storage: 0.8%
142,948		U-Store-It Trust	930,591
			930,591
Total Real Estate Investment Trusts (Cost $5,831,022)			6,228,883

Shares			Value
EXCHANGE-TRADED FUNDS: 1.0%
		Exchange-Traded Funds: 1.0%
18,944	L	iShares Russell 2000 Index Fund	$1,100,646
Total Exchange-Traded Funds (Cost $1,058,604)			1,100,646
Total Long-Term Investments (Cost $113,415,844)			108,944,479
SHORT-TERM INVESTMENTS: 3.9%

	Affiliated Mutual Fund: 1.1%
1,229,000	ING Institutional Prime Money Market Fund - Class I	1,229,000
Total Mutual Fund (Cost $1,229,000)		1,229,000
Principal Amount		Value
	Securities Lending Collateralcc: 2.8%
$3,114,089	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$3,114,089
Total Securities Lending Collateral (Cost $3,114,089)		3,114,089
Total Short-Term Investments (Cost $4,343,089)		4,343,089

Total Investments in Securities (Cost $117,758,933)*	102.4%	$113,287,568
Other Assets and Liabilities - Net	(2.4)	(2,664,034)
Net Assets	100.0%	$110,623,534

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

L  Loaned security, a portion or all of the security is on loan at November 30, 2009.

*  Cost for federal income tax purposes is $118,063,738.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$8,538,868
Gross Unrealized Depreciation	(13,315,038)
Net Unrealized Depreciation	$(4,776,170)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Asset Table
Investments, at value
Common Stock*	$101,614,950	$—	$—	$101,614,950
Real Estate Investment Trusts	6,228,883	—	—	6,228,883
Exchange-Traded Funds	1,100,646	—	—	1,100,646
Short-Term Investments	4,343,089	—	—	4,343,089
Total Investments, at value	$113,287,568	$—	$—	$113,287,568

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED)

Shares			Value
COMMON STOCK: 92.5%
		Advertising: 0.1%
3,900	@,S	Interpublic Group of Cos., Inc.	$24,687
2,440	S	Omnicom Group	89,597
			114,284
		Aerospace/Defense: 2.1%
5,870	S	Boeing Co.	307,647
2,980	S	General Dynamics Corp.	196,382
960	S	Goodrich Corp.	56,966
920	S	L-3 Communications Holdings, Inc.	72,100
2,530	S	Lockheed Martin Corp.	195,392
2,500	S	Northrop Grumman Corp.	137,000
3,030	S	Raytheon Co.	156,136
1,280	S	Rockwell Collins, Inc.	68,429
7,470	S	United Technologies Corp.	502,283
			1,692,335
		Agriculture: 1.7%
16,600	S	Altria Group, Inc.	312,246
5,180	S	Archer-Daniels-Midland Co.	159,596
1,307	S	Lorillard, Inc.	101,828
15,500	S	Philip Morris International, Inc.	745,395
1,360	S	Reynolds American, Inc.	67,946
			1,387,011
		Airlines: 0.1%
6,020	S	Southwest Airlines Co.	55,384
			55,384
		Apparel: 0.5%
2,470	S	Coach, Inc.	85,833
3,060	S	Nike, Inc.	198,563
440	S	Polo Ralph Lauren Corp.	33,814
690	S	VF Corp.	50,177
			368,387
		Auto Manufacturers: 0.4%
25,710	@,S	Ford Motor Co.	228,562
2,810	S	Paccar, Inc.	104,195
			332,757
		Auto Parts & Equipment: 0.2%
1,950	@,S	Goodyear Tire & Rubber Co.	26,735
5,310	S	Johnson Controls, Inc.	143,636
			170,371
		Banks: 8.2%
69,182	S	Bank of America Corp.	1,096,535
9,630	S	Bank of New York Mellon Corp.	256,543
5,490	S	BB&T Corp.	136,701
3,610	S	Capital One Financial Corp.	138,480
104,220	S	Citigroup, Inc.	428,344
1,260	S	Comerica, Inc.	35,872
6,370	S	Fifth Third Bancorp.	64,210
1,787	@,S	First Horizon National Corp.	24,214
4,160	S	Goldman Sachs Group, Inc.	705,786
4,610	S	Huntington Bancshares, Inc.	17,610
31,534	S	JPMorgan Chase & Co.	1,339,880
7,080	S	Keycorp	41,489
620	S	M&T Bank Corp.	40,660
2,820	S	Marshall & Ilsley Corp.	16,215
10,830	S	Morgan Stanley	342,011

Shares			Value
1,950	S	Northern Trust Corp.	$96,525
3,615	S	PNC Financial Services Group, Inc.	206,091
9,450	S	Regions Financial Corp.	55,377
3,960	S	State Street Corp.	163,548
4,010	S	SunTrust Bank	94,756
15,340	S	US Bancorp.	370,154
37,323	S	Wells Fargo & Co.	1,046,537
1,040	S	Zions Bancorp.	13,676
			6,731,214
		Beverages: 2.6%
850	S	Brown-Forman Corp.	43,495
18,510	S	Coca-Cola Co.	1,058,772
2,420	S	Coca-Cola Enterprises, Inc.	47,553
1,580	@,S	Constellation Brands, Inc.	27,034
2,000	S	Dr Pepper Snapple Group, Inc.	52,380
1,260	S	Molson Coors Brewing Co.	56,965
1,160	S	Pepsi Bottling Group, Inc.	44,022
12,480	S	PepsiCo, Inc.	776,506
			2,106,727
		Biotechnology: 1.6%
8,110	@,S	Amgen, Inc.	456,999
2,320	@,S	Biogen Idec, Inc.	108,901
3,580	@,S	Celgene Corp.	198,511
2,220	@,S	Genzyme Corp.	112,554
7,250	@,S	Gilead Sciences, Inc.	333,863
1,377	@,S	Life Technologies Corp.	68,547
430	@,S	Millipore Corp.	29,283
			1,308,658
		Building Materials: 0.1%
2,810	S	Masco Corp.	38,160
			38,160
		Chemicals: 2.0%
1,660	S	Air Products & Chemicals, Inc.	137,664
700	S	Airgas, Inc.	32,375
400	S	CF Industries Holdings, Inc.	34,144
9,100	S	Dow Chemical Co.	252,798
590	S	Eastman Chemical Co.	35,471
1,880	S	Ecolab, Inc.	84,431
7,230	S	EI Du Pont de Nemours & Co.	250,013
600	S	FMC Corp.	33,594
590	S	International Flavors & Fragrances, Inc.	24,025
4,440	S	Monsanto Co.	358,530
1,280	S	PPG Industries, Inc.	76,070
2,440	S	Praxair, Inc.	200,153
790	S	Sherwin-Williams Co.	48,064
960	S	Sigma-Aldrich Corp.	51,206
			1,618,538
		Coal: 0.2%
1,470	S	Consol Energy, Inc.	67,502
650	S	Massey Energy Co.	24,479
2,120	S	Peabody Energy Corp.	94,255
			186,236
		Commercial Services: 1.1%
1,010	@,S	Apollo Group, Inc. - Class A	57,641
4,020	S	Automatic Data Processing, Inc.	174,669
1,010	@,S	Convergys Corp.	11,292

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Commercial Services (continued)
500	S	DeVry, Inc.	$27,160
1,060	S	Equifax, Inc.	30,369
2,590	S	H&R Block, Inc.	52,577
1,500	@,S	Iron Mountain, Inc.	36,000
750	S	Mastercard, Inc.	180,645
1,010	@,S	Monster Worldwide, Inc.	14,756
1,580	S	Moody's Corp.	36,703
2,440	S	Paychex, Inc.	76,494
1,600	@,S	Quanta Services, Inc.	30,000
1,260	S	Robert Half International, Inc.	28,136
1,700	S	RR Donnelley & Sons Co.	34,986
1,580	S	Total System Services, Inc.	27,302
40	S	Washington Post	16,544
5,620	S	Western Union Co.	103,689
			938,963
		Computers: 5.7%
790	@,S	Affiliated Computer Services, Inc.	43,608
7,230	@,S	Apple, Inc.	1,445,349
2,340	@,S	Cognizant Technology Solutions Corp.	102,796
1,180	@,S	Computer Sciences Corp.	65,266
13,810	@,S	Dell, Inc.	194,997
16,200	@,S	EMC Corp.	272,646
18,860	S	Hewlett-Packard Co.	925,272
10,500	S	International Business Machines Corp.	1,326,675
590	@,S	Lexmark International, Inc.	14,850
2,590	@,S	NetApp, Inc.	79,824
1,850	@,S	Sandisk Corp.	36,482
6,090	@,S	Sun Microsystems, Inc.	51,826
1,380	@,S	Teradata Corp.	40,434
1,800	@,S	Western Digital Corp.	66,312
			4,666,337
		Cosmetics/Personal Care: 2.4%
3,330	S	Avon Products, Inc.	114,053
4,020	S	Colgate-Palmolive Co.	338,444
940	S	Estee Lauder Cos., Inc.	44,020
23,320	S	Procter & Gamble Co.	1,454,002
			1,950,519
		Distribution/Wholesale: 0.2%
1,100	S	Fastenal Co.	40,788
1,280	S	Genuine Parts Co.	45,862
520	S	WW Grainger, Inc.	50,804
			137,454
		Diversified Financial Services: 1.7%
9,450	S	American Express Co.	395,294
2,050	S	Ameriprise Financial, Inc.	78,146
7,600	S	Charles Schwab Corp.	139,308
490	S	CME Group, Inc.	160,833
4,300	S	Discover Financial Services	66,478
7,400	@,S	E*Trade Financial Corp.	12,136
690	S	Federated Investors, Inc.	17,788
1,240	S	Franklin Resources, Inc.	133,957
540	@,S	IntercontinentalExchange, Inc.	57,667
3,300	@,S	Invesco Ltd.	73,425
1,510	S	Janus Capital Group, Inc.	19,766
1,330	S	Legg Mason, Inc.	37,626
1,150	@,S	Nasdaq Stock Market, Inc.	21,482
2,120	S	NYSE Euronext	53,594

Shares			Value
3,700	@,S	SLM Corp.	$40,589
2,020	S	T. Rowe Price Group, Inc.	98,839
			1,406,928
		Electric: 3.0%
5,330	@,S	AES Corp.	67,904
1,330	S	Allegheny Energy, Inc.	29,233
1,900	S	Ameren Corp.	49,381
3,730	S	American Electric Power Co., Inc.	120,069
1,850	S	CMS Energy Corp.	26,344
2,220	S	Consolidated Edison, Inc.	95,260
1,630	S	Constellation Energy Group, Inc.	51,867
4,790	S	Dominion Resources, Inc.	174,260
1,280	S	DTE Energy Co.	51,341
10,390	S	Duke Energy Corp.	173,305
4,070	@,S	Dynegy, Inc. - Class A	7,367
2,480	S	Edison International	84,444
1,550	S	Entergy Corp.	121,908
5,280	S	Exelon Corp.	254,390
2,440	S	FirstEnergy Corp.	105,115
3,230	S	FPL Group, Inc.	167,863
590	S	Integrys Energy Group, Inc.	22,739
1,450	S	Northeast Utilities	34,960
2,910	S	Pacific Gas & Electric Co.	123,209
1,780	S	Pepco Holdings, Inc.	29,014
790	S	Pinnacle West Capital Corp.	27,721
2,960	S	PPL Corp.	90,339
2,220	S	Progress Energy, Inc.	86,780
4,120	S	Public Service Enterprise Group, Inc.	129,203
900	S	SCANA Corp.	31,680
6,370	S	Southern Co.	204,413
1,700	S	TECO Energy, Inc.	25,075
970	S	Wisconsin Energy Corp.	43,747
3,580	S	Xcel Energy, Inc.	72,746
			2,501,677
		Electrical Components & Equipment: 0.3%
6,090	S	Emerson Electric Co.	252,187
1,060	S	Molex, Inc.	19,705
			271,892
		Electronics: 0.5%
2,690	@,S	Agilent Technologies, Inc.	77,795
1,400	S	Amphenol Corp.	57,680
1,200	@,S	Flir Systems, Inc.	34,440
1,530	S	Jabil Circuit, Inc.	20,364
960	S	PerkinElmer, Inc.	18,115
3,230	@,S	Thermo Electron Corp.	152,553
790	@,S	Waters Corp.	46,436
			407,383
		Energy-Alternate Sources: 0.1%
400	@,S	First Solar, Inc.	47,644
			47,644
		Engineering & Construction: 0.1%
1,480	S	Fluor Corp.	62,870
1,010	@,S	Jacobs Engineering Group, Inc.	35,340
			98,210

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Entertainment: 0.1%
2,340	S	International Game Technology	$44,203
			44,203
		Environmental Control: 0.3%
2,465	S	Republic Services, Inc.	69,513
700	@,S	Stericycle, Inc.	38,311
3,920	S	Waste Management, Inc.	128,733
			236,557
		Food: 1.8%
1,600	S	Campbell Soup Co.	55,952
3,500	S	ConAgra Foods, Inc.	77,665
1,460	@,S	Dean Foods Co.	23,214
2,490	S	General Mills, Inc.	169,320
1,380	S	Hershey Co.	48,811
2,480	S	HJ Heinz Co.	105,276
600	S	Hormel Foods Corp.	22,512
950	S	JM Smucker Co.	56,126
2,070	S	Kellogg Co.	108,841
11,860	S	Kraft Foods, Inc.	315,239
5,280	S	Kroger Co.	120,067
1,060	S	McCormick & Co., Inc.	37,821
3,230	S	Safeway, Inc.	72,675
5,650	S	Sara Lee Corp.	68,591
1,700	S	Supervalu, Inc.	23,511
4,760	S	Sysco Corp.	128,710
2,420	S	Tyson Foods, Inc.	29,088
1,160	@,S	Whole Foods Market, Inc.	29,754
			1,493,173
		Forest Products & Paper: 0.2%
3,430	S	International Paper Co.	87,294
1,380	S	MeadWestvaco Corp.	37,771
1,720	S	Weyerhaeuser Co.	66,977
			192,042
		Gas: 0.2%
2,990	S	CenterPoint Energy, Inc.	39,677
320	S	Nicor, Inc.	12,531
2,220	S	NiSource, Inc.	31,635
1,970	S	Sempra Energy	104,686
			188,529
		Hand/Machine Tools: 0.1%
520	S	Black & Decker Corp.	31,559
430	S	Snap-On, Inc.	15,545
590	S	Stanley Works	28,656
			75,760
		Health Care-Products: 3.6%
4,880	S	Baxter International, Inc.	266,204
1,950	S	Becton Dickinson & Co.	145,860
12,130	@,S	Boston Scientific Corp.	101,528
1,455	@,S	CareFusion Corp.	37,583
790	S	CR Bard, Inc.	64,946
1,150	S	Densply International, Inc.	38,318
1,260	@,S	Hospira, Inc.	59,157
350	@,S	Intuitive Surgical, Inc.	98,189
21,970	S	Johnson & Johnson	1,380,595
8,830	S	Medtronic, Inc.	374,745
710	@,S	Patterson Cos., Inc.	18,254
2,690	@,S	St. Jude Medical, Inc.	98,750
2,300	S	Stryker Corp.	115,920

Shares			Value
1,060	@,S	Varian Medical Systems, Inc.	$49,544
1,750	@,S	Zimmer Holdings, Inc.	103,548
			2,953,141
		Health Care-Services: 1.1%
3,420	S	Aetna, Inc.	99,556
2,220	S	Cigna Corp.	71,218
1,160	@,S	Coventry Health Care, Inc.	26,158
850	@,S	DaVita, Inc.	50,354
1,360	@,S	Humana, Inc.	56,454
840	@,S	Laboratory Corp. of America Holdings	61,286
1,260	S	Quest Diagnostics	73,004
3,400	@,S	Tenet Healthcare Corp.	15,470
9,240	S	UnitedHealth Group, Inc.	264,911
3,740	@,S	WellPoint, Inc.	202,072
			920,483
		Holding Companies-Diversified: 0.0%
1,550	@,S	Leucadia National Corp.	33,356
			33,356
		Home Builders: 0.1%
2,220	S	D.R. Horton, Inc.	22,822
590	S	KB Home	7,995
1,210	S	Lennar Corp.	15,331
2,433	S	Pulte Homes, Inc.	22,238
			68,386
		Home Furnishings: 0.1%
520	S	Harman International Industries, Inc.	19,557
560	S	Whirlpool Corp.	41,530
			61,087
		Household Products/Wares: 0.4%
940	S	Avery Dennison Corp.	35,306
1,160	S	Clorox Co.	69,913
1,260	S	Fortune Brands, Inc.	48,397
3,230	S	Kimberly-Clark Corp.	213,083
			366,699
		Housewares: 0.0%
2,220	S	Newell Rubbermaid, Inc.	32,212
			32,212
		Insurance: 2.3%
3,700	S	Aflac, Inc.	170,311
4,290	S	Allstate Corp.	121,879
1,111	@,S	American International Group, Inc.	31,552
2,190	S	AON Corp.	84,819
940	S	Assurant, Inc.	28,736
2,710	S	Chubb Corp.	135,879
1,280	S	Cincinnati Financial Corp.	32,666
3,380	S	Genworth Financial, Inc.	36,403
3,040	S	Hartford Financial Services Group, Inc.	74,358
2,420	S	Lincoln National Corp.	55,442
2,876	S	Loews Corp.	101,868
4,220	S	Marsh & McLennan Cos., Inc.	95,161
1,250	@,S	MBIA, Inc.	4,325
6,600	S	Metlife, Inc.	225,654
2,520	S	Principal Financial Group, Inc.	63,983
5,450	@,S	Progressive Corp.	91,397
3,650	S	Prudential Financial, Inc.	181,953
690	S	Torchmark Corp.	30,001
4,610	S	Travelers Cos., Inc.	241,518

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Insurance (continued)
2,590	S	UnumProvident Corp.	$49,314
2,680	@@,S	XL Capital Ltd.	49,071
			1,906,290
		Internet: 2.7%
1,380	@,S	Akamai Technologies, Inc.	33,120
2,540	@,S	Amazon.com, Inc.	345,211
8,930	@,S	eBay, Inc.	218,517
1,650	@,S	Expedia, Inc.	42,042
1,920	@,S	Google, Inc. - Class A	1,119,360
1,300	@,S	McAfee, Inc.	49,595
400	@,S	Priceline.com, Inc.	85,648
6,560	@,S	Symantec Corp.	116,440
1,580	@,S	VeriSign, Inc.	35,455
9,530	@,S	Yahoo!, Inc.	142,664
			2,188,052
		Iron/Steel: 0.2%
850	S	AK Steel Holding Corp.	17,000
790	S	Allegheny Technologies, Inc.	26,884
2,420	S	Nucor Corp.	102,632
1,110	S	United States Steel Corp.	49,573
			196,089
		Leisure Time: 0.2%
3,480	S	Carnival Corp.	111,464
1,900	S	Harley-Davidson, Inc.	55,366
			166,830
		Lodging: 0.2%
2,042	S	Marriott International, Inc.	52,520
1,520	S	Starwood Hotels & Resorts Worldwide, Inc.	48,670
1,430	S	Wyndham Worldwide Corp.	26,555
600	S	Wynn Resorts Ltd.	38,724
			166,469
		Machinery-Construction & Mining: 0.4%
4,980	S	Caterpillar, Inc.	290,782
			290,782
		Machinery-Diversified: 0.4%
1,650	S	Cummins, Inc.	74,085
3,330	S	Deere & Co.	178,188
500	S	Flowserve Corp.	49,730
1,160	S	Rockwell Automation, Inc.	50,448
			352,451
		Media: 2.4%
5,450	S	CBS Corp. - Class B	69,815
22,880	S	Comcast Corp. - Class A	335,650
7,550	@,S	DIRECTV	238,807
1,850	S	Gannett Co., Inc.	18,297
2,440	S	McGraw-Hill Cos., Inc.	73,102
320	S	Meredith Corp.	8,432
910	S	New York Times Co.	7,680
17,930	S	News Corp. - Class A	205,478
750	S	Scripps Networks Interactive - Class A	29,663
2,694	@,S	Time Warner Cable, Inc.	112,852
9,440	S	Time Warner, Inc.	289,997
4,880	@,S	Viacom - Class B	144,643
14,850	S	Walt Disney Co.	448,767
			1,983,183

Shares			Value
		Metal Fabricate/Hardware: 0.1%
1,160	S	Precision Castparts Corp.	$120,269
			120,269
		Mining: 0.8%
7,740	S	Alcoa, Inc.	96,905
3,170	S	Freeport-McMoRan Copper & Gold, Inc.	262,476
3,900	S	Newmont Mining Corp.	209,196
640	S	Titanium Metals Corp.	6,253
1,040	S	Vulcan Materials Co.	50,419
			625,249
		Miscellaneous Manufacturing: 3.3%
5,650	S	3M Co.	437,536
2,100	S	Danaher Corp.	148,932
1,460	S	Dover Corp.	59,685
2,120	S	Eastman Kodak Co.	8,586
1,360	S	Eaton Corp.	86,904
84,910	S	General Electric Co.	1,360,258
6,070	S	Honeywell International, Inc.	233,513
2,980	S	Illinois Tool Works, Inc.	144,947
1,500	S	ITT Corp.	77,580
1,280	S	Leggett & Platt, Inc.	24,909
960	S	Pall Corp.	30,557
1,340	S	Parker Hannifin Corp.	72,306
2,150	S	Textron, Inc.	43,108
			2,728,821
		Office/Business Equipment: 0.1%
1,700	S	Pitney Bowes, Inc.	39,168
7,000	S	Xerox Corp.	53,900
			93,068
		Oil & Gas: 9.3%
4,000	S	Anadarko Petroleum Corp.	238,120
2,590	S	Apache Corp.	246,775
850	S	Cabot Oil & Gas Corp.	32,555
5,200	S	Chesapeake Energy Corp.	124,384
16,080	S	Chevron Corp.	1,254,883
11,960	S	ConocoPhillips	619,169
2,000	@,S	Denbury Resources, Inc.	26,540
3,500	S	Devon Energy Corp.	235,725
600	S	Diamond Offshore Drilling	59,724
1,160	S	ENSCO International, Inc.	51,040
2,050	S	EOG Resources, Inc.	177,305
1,100	S	EQT Corp.	45,265
38,430	S	ExxonMobil Corp.	2,884,940
2,320	S	Hess Corp.	134,467
5,750	S	Marathon Oil Corp.	187,565
1,530	S	Murphy Oil Corp.	86,277
2,320	@,@@,S	Nabors Industries Ltd.	47,908
1,370	S	Noble Energy, Inc.	89,393
6,510	S	Occidental Petroleum Corp.	525,943
950	S	Pioneer Natural Resources Co.	39,283
1,380	S	Questar Corp.	54,745
1,260	S	Range Resources Corp.	59,384
940	S	Rowan Cos., Inc.	23,209
2,650	@,S	Southwestern Energy Co.	116,494
960	S	Sunoco, Inc.	24,192
1,160	S	Tesoro Corp.	14,825
4,520	S	Valero Energy Corp.	71,823
4,670	S	XTO Energy, Inc.	198,195
			7,670,128

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil & Gas Services: 1.6%
2,440	S	Baker Hughes, Inc.	$99,406
2,320	S	BJ Services Co.	43,570
1,750	@,S	Cameron International Corp.	66,150
1,000	@,S	FMC Technologies, Inc.	54,470
7,230	S	Halliburton Co.	212,273
3,310	S	National Oilwell Varco, Inc.	142,396
9,520	S	Schlumberger Ltd.	608,233
1,740	S	Smith International, Inc.	47,293
			1,273,791
		Packaging & Containers: 0.2%
790	S	Ball Corp.	39,034
890	S	Bemis Co.	26,077
1,400	@,S	Owens-Illinois, Inc.	43,778
1,060	@,S	Pactiv Corp.	25,811
1,280	S	Sealed Air Corp.	28,531
			163,231
		Pharmaceuticals: 5.4%
12,310	S	Abbott Laboratories	670,772
2,400	S	Allergan, Inc.	139,512
2,360	S	AmerisourceBergen Corp.	58,268
15,840	S	Bristol-Myers Squibb Co.	400,910
2,810	S	Cardinal Health, Inc.	90,566
600	@,S	Cephalon, Inc.	32,970
8,020	S	Eli Lilly & Co.	294,575
2,250	@,S	Express Scripts, Inc.	193,050
2,440	@,S	Forest Laboratories, Inc.	74,810
1,950	@,S	King Pharmaceuticals, Inc.	23,069
2,150	S	McKesson Corp.	133,343
3,720	@,S	Medco Health Solutions, Inc.	234,955
24,445	S	Merck & Co., Inc.	885,153
2,440	@,S	Mylan Laboratories	43,603
64,517	S	Pfizer, Inc.	1,172,274
840	@,S	Watson Pharmaceuticals, Inc.	31,156
			4,478,986
		Pipelines: 0.3%
5,650	S	El Paso Corp.	54,014
5,180	S	Spectra Energy Corp.	100,544
4,710	S	Williams Cos., Inc.	93,682
			248,240
		Real Estate: 0.0%
1,930	@,S	CB Richard Ellis Group, Inc.	22,060
			22,060
		Retail: 5.7%
690	S	Abercrombie & Fitch Co.	27,552
810	@,S	Autonation, Inc.	14,297
220	@,S	Autozone, Inc.	32,531
2,120	@,S	Bed Bath & Beyond, Inc.	79,203
2,610	S	Best Buy Co., Inc.	111,786
690	@,S	Big Lots, Inc.	15,911
3,430	S	Costco Wholesale Corp.	205,491
11,570	S	CVS Caremark Corp.	358,786
1,160	S	Darden Restaurants, Inc.	36,459
1,160	S	Family Dollar Stores, Inc.	35,392
1,360	@,S	GameStop Corp.	33,198
3,900	S	Gap, Inc.	83,538
13,620	S	Home Depot, Inc.	372,643
1,880	S	JC Penney Co., Inc.	54,031
2,440	@,S	Kohl's Corp.	129,662

Shares			Value
2,140	S	Limited Brands, Inc.	$35,503
11,920	S	Lowe's Cos., Inc.	259,975
3,330	S	Macy's, Inc.	54,312
8,650	S	McDonald's Corp.	547,113
1,340	S	Nordstrom, Inc.	44,823
2,220	@,S	Office Depot, Inc.	13,631
1,150	@,S	O'Reilly Automotive, Inc.	44,597
960	S	RadioShack Corp.	18,106
440	@,S	Sears Holding Corp.	31,218
5,850	S	Staples, Inc.	136,422
5,920	@,S	Starbucks Corp.	129,648
6,010	S	Target Corp.	279,826
960	S	Tiffany & Co.	40,973
3,330	S	TJX Cos., Inc.	127,805
7,920	S	Walgreen Co.	308,009
17,170	S	Wal-Mart Stores, Inc.	936,624
3,700	S	Yum! Brands, Inc.	130,499
			4,729,564
		Savings & Loans: 0.1%
3,720	S	Hudson City Bancorp., Inc.	49,439
2,750	S	People's United Financial, Inc.	44,798
			94,237
		Semiconductors: 2.3%
4,560	@,S	Advanced Micro Devices, Inc.	31,966
2,340	S	Altera Corp.	49,210
2,390	S	Analog Devices, Inc.	71,676
10,680	S	Applied Materials, Inc.	131,471
3,400	@,S	Broadcom Corp.	99,280
44,830	S	Intel Corp.	860,736
1,360	S	KLA-Tencor Corp.	42,486
1,750	S	Linear Technology Corp.	47,198
5,280	@,S	LSI Logic Corp.	27,931
1,850	@,S	MEMC Electronic Materials, Inc.	22,274
1,480	S	Microchip Technology, Inc.	38,850
6,820	@,S	Micron Technology, Inc.	51,286
1,900	S	National Semiconductor Corp.	27,740
790	@,S	Novellus Systems, Inc.	16,345
4,440	@,S	Nvidia Corp.	57,986
960	@,S	QLogic Corp.	17,222
1,430	@,S	Teradyne, Inc.	12,670
10,060	S	Texas Instruments, Inc.	254,417
2,220	S	Xilinx, Inc.	50,261
			1,911,005
		Software: 4.0%
4,190	@,S	Adobe Systems, Inc.	146,985
1,850	@,S	Autodesk, Inc.	43,383
1,480	@,S	BMC Software, Inc.	57,320
3,110	S	CA, Inc.	68,731
1,480	@,S	Citrix Systems, Inc.	56,506
1,920	@,S	Compuware Corp.	13,325
400	S	Dun & Bradstreet Corp.	31,436
2,500	@,S	Electronic Arts, Inc.	42,225
2,580	S	Fidelity National Information Services, Inc.	58,308
1,280	@,S	Fiserv, Inc.	59,187
1,480	S	IMS Health, Inc.	31,613
2,540	@,S	Intuit, Inc.	74,193
61,920	S	Microsoft Corp.	1,821,051
2,710	@,S	Novell, Inc.	10,596
31,250	S	Oracle Corp.	690,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value
		Software (continued)
1,500	@,S	Red Hat, Inc.	$40,050
850	@,S	Salesforce.com, Inc.	53,278
			3,298,187
		Telecommunications: 5.6%
3,030	@,S	American Tower Corp.	123,988
47,180	S	AT&T, Inc.	1,271,029
2,379	S	CenturyTel, Inc.	84,669
740	@,S	Ciena Corp.	8,991
46,040	@,S	Cisco Systems, Inc.	1,077,336
12,430	S	Corning, Inc.	207,332
2,440	S	Frontier Communications Corp.	19,276
1,100	S	Harris Corp.	48,290
1,750	@,S	JDS Uniphase Corp.	12,933
4,270	@,S	Juniper Networks, Inc.	111,575
2,100	@,S	MetroPCS Communications, Inc.	13,230
18,310	S	Motorola, Inc.	146,663
13,330	S	Qualcomm, Inc.	599,850
11,960	S	Qwest Communications International, Inc.	43,654
22,970	@,S	Sprint Nextel Corp.	85,219
3,130	@,S	Tellabs, Inc.	17,559
22,670	S	Verizon Communications, Inc.	713,198
3,400	S	Windstream Corp.	33,728
			4,618,520
		Textiles: 0.0%
1,060	S	Cintas Corp.	29,775
			29,775
		Toys/Games/Hobbies: 0.1%
1,060	S	Hasbro, Inc.	31,429
2,810	S	Mattel, Inc.	54,683
			86,112
		Transportation: 1.9%
2,110	S	Burlington Northern Santa Fe Corp.	207,413
1,370	S	CH Robinson Worldwide, Inc.	76,364
3,030	S	CSX Corp.	143,864
1,700	S	Expeditors International Washington, Inc.	54,281
2,440	S	FedEx Corp.	206,058
2,830	S	Norfolk Southern Corp.	145,462
450	S	Ryder System, Inc.	18,243
4,040	S	Union Pacific Corp.	255,570
7,940	S	United Parcel Service, Inc. - Class B	456,312
			1,563,567
Total Common Stock (Cost $84,159,538)			76,207,653
REAL ESTATE INVESTMENT TRUSTS: 1.1%
		Apartments: 0.2%
960	S	Apartment Investment & Management Co.	12,970
689	S	AvalonBay Communities, Inc.	49,773
2,220	S	Equity Residential	71,506
			134,249
		Diversified: 0.1%
1,265	S	Vornado Realty Trust	82,807
			82,807

Shares			Value
		Forest Products & Paper: 0.0%
1,280	S	Plum Creek Timber Co., Inc.	$44,147
			44,147
		Health Care: 0.2%
2,350	S	HCP, Inc.	73,555
950	S	Health Care Real Estate Investment Trust, Inc.	42,323
1,250	S	Ventas, Inc.	53,663
			169,541
		Hotels: 0.1%
4,820	S	Host Hotels & Resorts, Inc.	50,706
			50,706
		Office Property: 0.1%
1,090	S	Boston Properties, Inc.	73,008
			73,008
		Regional Malls: 0.2%
2,326	S	Simon Property Group, Inc.	169,007
			169,007
		Shopping Centers: 0.0%
2,900	S	Kimco Realty Corp.	35,728
			35,728
		Storage: 0.1%
1,060	S	Public Storage, Inc.	84,355
			84,355
		Warehouse/Industrial: 0.1%
3,470	S	Prologis	45,388
			45,388
Total Real Estate Investment Trusts (Cost $1,064,378)			888,936
Total Long-Term Investments (Cost $85,223,916)			77,096,589
SHORT-TERM INVESTMENTS: 1.2%
		Affiliated Mutual Fund: 1.2%
1,010,000	S	ING Institutional Prime Money Market Fund - Class I	1,010,000
Total Short-Term Investments (Cost $1,010,000)			1,010,000

Total Investments in Securities (Cost $86,233,916)*	94.8%	$78,106,589
Other Assets and Liabilities - Net	5.2	4,275,174
Net Assets	100.0%	$82,381,763

@  Non-income producing security

@@  Foreign Issuer

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*  Cost for federal income tax purposes is $92,558,729.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,603,937
Gross Unrealized Depreciation	(18,056,077)
Net Unrealized Depreciation	$(14,452,140)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Asset Table
Investments, at value
Common Stock*	$76,207,653	$—	$—	$76,207,653
Real Estate Investment Trusts	888,936	—	—	888,936
Short-Term Investments	1,010,000	—	—	1,010,000
Total Investments, at value	$78,106,589	$—	$—	$78,106,589
Other Financial Instruments+:
Futures	1,053,693	—	—	1,053,693
Total Assets	$79,160,282	$—	$—	$79,160,282
Liabilities Table
Other Financial Instruments+:
Futures	(1,074,754)	—	—	(1,074,754)
Total Liabilities	$(1,074,754)	$—	$—	$(1,074,754)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Tactical Asset Allocation Fund Open Futures Contracts on November 30, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Hang Seng Index	20	12/30/09	$(97,630)
IBEX 35 Index	45	12/18/09	(233,006)
Japan 10-Year Bond (TSE)	5	12/10/09	72,555
Long Gilt	38	03/29/10	91,068
MSCI Singapore Index (SGX)	125	12/30/09	(141,079)
S&P 500	33	12/17/09	510,111
S&P 500 E-Mini	24	12/18/09	70,466
			$272,485
Short Contracts
Amsterdam Exchanges Index	25	12/18/09	$124,388
ASX SPI 200 Index	22	12/17/09	(77,897)
Australia 10-Year Bond	80	12/15/09	(52,229)
Canada 10-Year Bond	47	03/22/10	(66,894)
FTSE 100 Index	40	12/18/09	(123,154)
Nikkei 225 (OSE)	16	12/10/09	173,714
OMXS30 Index	26	12/18/09	11,391
S&P/TSX 60 Index	44	12/17/09	(210,369)
U.S. Treasury 10-Year Note	63	03/22/10	(72,496)
			$(293,546)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$890,070
Interest rate contracts	Net Assets — Unrealized appreciation*	163,623
Total Asset Derivatives		$1,053,693
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$883,135
Interest rate contracts	Net Assets — Unrealized depreciation*	191,619
Total Liability Derivatives		$1,074,754

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund's Statement of Operations for the period ended November 30, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$2,204,278
Interest rate contracts	(526,783)
Total	$1,677,495

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$(177,743)
Interest rate contracts	107,206
Total	$(70,537)

See Accompanying Notes to Financial Statements

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the funds' participation in the U.S. Treasury Department's Temporary Guarantee Program for money market funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

  PRSAR-ADEALL  (1109-012610)

Semi-Annual Report

November 30, 2009

Classes A, B, C, I, O and R

Domestic Equity Index Funds

■	ING Index Plus LargeCap Fund

■	ING Index Plus MidCap Fund

■	ING Index Plus SmallCap Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

M U T U A L F U N D S

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

As of this writing, we are racing in the fast lane between Thanksgiving and the New Year, trying to complete holiday preparations, finish some work and get ready for 2010. This letter affords a brief chance for reflection on the past year and a look ahead.

We have made it through 2009 and now look hopefully toward 2010. By the time you read this, it will be late January or early February. We will have marked the first year of President Obama’s term and no doubt will have heard many arguments for and against his policies. Will Congress have passed health care reform? Will we have another stimulus package to promote employment? The answers to these questions may be known by the time this letter is published, but they are not as of now.

However, a few things are clear: government fiscal and monetary stimulus kept the world economy from imploding in 2009 and helped the financial markets recover. Will the recovery stay on track? We believe it will. In the United States, the manufacturing sector has begun to recover and the housing market appears to be stabilizing. We look for above-trend economic growth by mid-2010. Job growth should turn positive early in the year.

Unemployment, however, is likely to fall quite slowly. As a result, we expect stagnating household income to make retirement saving more difficult for many. The stock market has performed well this year, but it would not be prudent to assume any market rebound would fully make up for lost savings or lost time. Investors will have to reconsider the rate at which they save for retirement if they wish to attain their goals.

As the New Year begins, it may be a good time to review your portfolio and savings plans with your financial advisor to ensure your program reflects any changes in your needs. As always, we encourage you to discuss these points thoroughly with your advisor before taking any action in your portfolio.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

December 9, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2009

In our previous fiscal year, global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), lost 32.3%. But a rally had commenced in March and this persisted into the first half of the current fiscal year, during which global equities returned 15.7%. By the end of November, equities had rallied 55% from the March 9, 2009 low point. In currencies, the U.S. dollar, perhaps the new funding currency for carry trades because of very low dollar interest rates, maintained its weakening trend, falling 5.6% against the euro, 1.9% against the pound and 9.2% against the yen, for the six month period ended November 30, 2009.

From its earliest days in mid-March, the resurgence of risky asset classes like equities encountered skeptics. It was based they said, not on good economic news but news that was merely less awful. Banks’ new-found earnings relied on extraordinarily low interest rates to depositors and “special” items. The U.S. government’s willingness to incur $1.75 trillion in additional debt to bail out banks, insurers, auto companies and people who bought housing beyond their means, while the Federal Reserve printed money to buy the debt and keep interest rates down, would have its day of inflationary reckoning.

But the believers would have none of it. Conditions don’t go from bad to good in one step, they said. The news has to get less bad first. The richest harvest must start with a few green shoots in an empty field. We heard about “green shoots” all spring and into the summer.

However described, the news on which markets advanced was on balance improving, albeit weakly and erratically.

In housing, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities had sunk a record 19% year-over-year in January. But after steady improvement, the report published in November showed a decline of just half of that level. Yet conditions were still weak with residential mortgage delinquency rates at record levels. The housing market became heavily influenced by an $8,000 government tax credit to first-time home buyers. Originally set to expire on November 30, 2009, it proved such a popular success that on November 6 it was extended to April 30, 2010. Both existing and new homes sales were surging as the six month period ended, boosted in addition by 30-year mortgage rates matching the all-time low of 4.78%.

Similarly, a “Cash-for-Clunkers” program under which the U.S. government offered to subsidize the trade-in of old vehicles for newer, more efficient models was vigorously taken up. Retail sales and industrial production were boosted. Auto companies re-opened production lines.

And after four straight falls, third quarter gross domestic product (“GDP”) growth was estimated at 2.8% annualized.

But so much of the outlook depended on jobs. Payroll cuts fell to a little more than one third of the January level, but they spiked up again in the October report and in November the unemployment rate was estimated at 10.2%, another 26-year high. The average work week matched the lowest since records began in 1964. Wage growth remained insipid at 2.4%, the lowest since 2004. Increasingly, commentators asked what kind of real recovery could take place under these conditions and as the various government support programs expired. They couldn’t last forever: the budget deficit for the U.S. government’s fiscal year ending in September 2009 was 9.9% of GDP.

In fixed income markets the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 6.21% for the six months ended November 30, 2009. But within this figure the Barclays Capital U.S. Treasury Index(4) only gained 3.25%, as greater risk appetite was reinforced by concerns about massive government borrowing, while the Barclays Capital Corporate Investment Grade Bond Index(5) added 13.45%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did better still: up 20.87%.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 20.5% for the six months ended November 30, 2009, led by technology with a 27.6% rise. Operating profits for S&P 500® companies suffered their ninth straight quarter of decline in the third quarter and by the end of September the price to earnings ratio of the S&P 500® Index, based on operating earnings in the trailing four quarters, was the highest since the first quarter of 2002. Volatility picked up in October and, when on October 30th it was announced that consumer spending had fallen with incomes flat, the market dropped more than 2%, leading to a monthly fall for the first time in eight months. But this was recouped three times over in November.

2

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2009

In international markets, referring to MSCI indices in local currencies with net reinvested dividends, the MSCI Japan® Index(8) fell 5.6% for the six months ended November 30, 2009 despite reported GDP growth of 4.7% annualized. GDP growth was narrowly based: domestic demand was still in the doldrums, with wages down for 17 straight months and deflation again at record levels. The MSCI Europe ex UK® Index(9) advanced 15.6% for the six months ended November 30, 2009. GDP registered its first quarterly increase, 0.4%, since the first quarter of 2008. Consumer prices stopped falling in November and the unemployment rate leveled off at 9.8%. Although banks were still not lending, the Eurozone’s main executive and consumer sentiment measure improved every month. Despite a third quarter fall in GDP of 0.3%, the MSCI UK® Index(10) rose 19.8% for the six months ended November 30, 2009. A recovering housing market improved the mood, with house prices up for the fourth straight month in November as mortgage approvals boomed. The unemployment rate finally stabilized, then slipped back to 7.8%, and retail sales were firming as our fiscal half-year ended.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the

Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING INDEX PLUS LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Index Plus LargeCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.77% compared to the S&P 500® Index, which returned 20.50%, for the same period.

Portfolio Specifics: The reporting period was challenging for the Fund, as most of the quantitative factors used in our models were highly volatile. Although valuation factors such as book to price ratio and sales to price ratio did relatively well, their contributions were overwhelmed by the severe underperformance of market recognition factors like price momentum and revisions to previously released estimates by analysts. The equity markets rallied five out of six months, taking a breather in October. Most of this upswing, however, was in low quality, riskier stocks as investors began to dip into the equity markets with a stronger risk appetite.

Security selection detracted from results for the period. Stock selection was particularly detrimental among industrials, particularly within the aerospace and defense industries. Selection in the consumer discretionary sector, with our slight underweights in online retailers, also detracted from returns. Overweights in certain electrical utilities companies and underweights in pharmaceutical stocks also hurt results. Stock selection in the energy sector offset some of these losses.

Sector allocation added returns: an underweight position in consumer staples and an overweight of information technology benefited returns.

Top detractors for the period included underweight positions in Merck & Co., Inc., Intel Corp., and 3M Co. Top contributors included overweight positions in Hewlett-Packard Co., Texas Instruments, Inc. and International Paper Co.

Current Outlook & Strategy: Our research builds structured portfolios of stock with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, strong earnings and attractive valuations.

The Fund is currently overweight in the information technology and industrials sectors and underweight in the energy and consumer staples sectors.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of November 30, 2009

(as a percent of net assets)

Procter & Gamble Co.	2.8%
Microsoft Corp.	2.7%
ExxonMobil Corp.	2.7%
AT&T, Inc.	2.6%
International Business Machines Corp.	2.6%
Pfizer, Inc.	2.5%
General Electric Co.	2.3%
Hewlett-Packard Co.	2.1%
Wells Fargo & Co.	2.0%
Apple, Inc.	2.0%

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP FUND

ING Index Plus MidCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index(1) (“S&P MidCap 400 Index”), while maintaining a market level of risk. The Fund is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.47% compared to the S&P MidCap 400 Index, which returned 19.92% for the same period.

Portfolio Specifics: The reporting period was challenging for the Fund, as most of the quantitative factors used in our models were highly volatile. Although valuation factors such as book to price ratio and sales to price ratio did relatively well, their contributions to performance were overwhelmed by the severe underperformance of market recognition factors like price momentum and revisions to previously released estimates by analysts. The equity markets rallied five out of six months, taking a breather in October. Most of this upswing, however, was in low quality, riskier stocks as investors began to dip into the equity markets with a stronger risk appetite.

Security selection detracted from performance. The greatest impacts came from specialty retail companies within the consumer discretionary sector and construction and engineering companies within the industrial sector. In addition, selection in the information technology sector detracted from returns, particularly in the semiconductors and computer and peripherals sub-sectors. Selection in healthcare, materials and financial services offset some of these losses.

Sector allocation added to returns through an overweight in the information technology sector and an underweight in the consumer staples sector.

The top detractors for the period included an overweight position in Protective Life Corp., and underweight positions in Urban Outfitters, Inc. and Cimarex Energy Co. Top contributors for the period included overweight positions in Alexandria Real Estate Equities, Inc., Williams-Sonoma, Inc. and Macerich Co.

Current Strategy and Outlook: The Fund’s quantitatively driven mid-cap strategy applies a proprietary ranking process that seeks to detect unrecognized value in stocks of companies that we believe will outperform the market averages because of their strong business fundamentals. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, strong earnings and attractive valuations.

At the end of the reporting period, the Fund was overweight in the consumer discretionary and financials sectors and underweight in the healthcare and consumer staples sectors.

(1)	The S&P Midcap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of November 30, 2009

(as a percent of net assets)

Ross Stores, Inc.	1.1%
New York Community Bancorp., Inc.	1.0%
Everest Re Group Ltd.	1.0%
Reinsurance Group of America, Inc.	0.9%
NSTAR	0.9%
Ralcorp Holdings, Inc.	0.9%
Dollar Tree, Inc.	0.9%
Lubrizol Corp.	0.8%
Perrigo Co.	0.8%
Pentair, Inc.	0.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

5

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Index Plus SmallCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s SmallCap 600 Index(1) (“S&P SmallCap 600 Index”), while maintaining a market level of risk. The Fund is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 15.50% compared to the Standard & Poor’s (“S&P”) SmallCap 600 Index, which returned 16.47%, for the same period.

Portfolio Specifics: The reporting period was challenging for the Fund, as most of the quantitative factors used in our models were highly volatile. Although valuation factors such as book to price ratio and sales to price ratio did relatively well, their contributions to performance were overwhelmed by the severe underperformance of market recognition factors like price momentum and revisions to previously released estimates by analysts. The equity markets rallied five out of six months, taking a breather in October. Most of this upswing, however, was in low quality, riskier stocks as investors began to dip into the equity markets with a stronger risk appetite.

Security selection was the primary detractor from relative performance, particularly within the consumer discretionary and health care sectors. With respect to selection in the pharmaceutical and biotech sub-sector of health care, Fund results were hurt by underweights in stocks such as Salix Pharmaceuticals Ltd. (“Salix Pharmaceuticals”), which received approval to market Metozolv, its drug for diabetic gastroparesis, and Savient Pharmaceuticals, Inc., which received approval for its gout drug. Our underweight in regional financials like East-West Bancorp. Inc. (“East West Bancorp”), also hurt returns. Selection in the industrials and materials sectors partially offset these detractions.

Sector allocation also detracted from relative returns: the Fund’s overweight in the consumer discretionary sector and slight overweight in the financials sector hurt returns. Overweight positions in the materials and information technology sectors offset some of these losses.

The top detractors for the period included underweight positions in Salix Pharmaceuticals and East-West Bancorp, noted above, and Brunswick Corp. Top contributors for the period included overweight positions in Schweitzer- Mauduit International, Inc., Gencorp, Inc. and Benchmark Electronics, Inc.

Current Strategy & Outlook: The Fund’s quantitatively driven, small-cap strategy applies a proprietary ranking process that seeks to detect unrecognized value in stocks of companies that we believe will outperform market averages because of their strong business fundamentals. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, strong earnings and attractive valuations.

At the end of the reporting period, the Fund was overweight in the consumer discretionary and information technology sectors and underweight in the industrials and energy sectors.

(1)	The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of November 30, 2009

(as a percent of net assets)

Senior Housing Properties Trust	1.0%
Mednax, Inc.	1.0%
Skyworks Solutions, Inc.	0.9%
ProAssurance Corp.	0.8%
Oil States International, Inc.	0.8%
Prosperity Bancshares, Inc.	0.8%
EMCOR Group, Inc.	0.8%
Magellan Health Services, Inc.	0.8%
Tractor Supply Co.	0.8%
Rock-Tenn Co.	0.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

6

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2009*	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2009*
ING Index Plus LargeCap Fund
Class A	$1,000.00	$1,187.70	0.95%	$5.21	$1,000.00	$1,020.31	0.95%	$4.81
Class B	1,000.00	1,183.70	1.70	9.31	1,000.00	1,016.55	1.70	8.59
Class C	1,000.00	1,184.40	1.45	7.94	1,000.00	1,017.80	1.45	7.33
Class I	1,000.00	1,189.40	0.70	3.84	1,000.00	1,021.56	0.70	3.55
Class O	1,000.00	1,188.40	0.95	5.21	1,000.00	1,020.31	0.95	4.81
Class R	1,000.00	1,187.00	1.20	6.58	1,000.00	1,019.05	1.20	6.07
ING Index Plus MidCap Fund
Class A	$1,000.00	$1,184.70	1.00%	$5.48	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,180.80	1.75	9.57	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,181.90	1.50	8.20	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,186.20	0.75	4.11	1,000.00	1,021.31	0.75	3.80
Class O	1,000.00	1,184.10	1.00	5.48	1,000.00	1,020.05	1.00	5.06
Class R	1,000.00	1,182.90	1.25	6.84	1,000.00	1,018.80	1.25	6.33

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2009*	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2009*
ING Index Plus SmallCap Fund
Class A	$1,000.00	$1,155.00	1.00%	$5.40	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,149.70	1.75	9.43	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,151.10	1.50	8.09	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,156.30	0.75	4.05	1,000.00	1,021.31	0.75	3.80
Class O	1,000.00	1,154.70	1.00	5.40	1,000.00	1,020.05	1.00	5.06
Class R	1,000.00	1,153.00	1.25	6.75	1,000.00	1,018.80	1.25	6.33

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2009 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
ASSETS:
Investments in securities at value+*	$360,156,461	$145,661,435	$60,480,716
Short-term investments**	235,309	2,776,598	2,302,599
Short-term investments in affiliates***	2,261,000	1,445,000	729,000
Cash	13,645	31,358	14,454
Cash collateral for futures	293,747	180,000	59,858
Receivables:
Investment securities sold	—	239,790	49,580
Fund shares sold	126,332	113,334	23,204
Dividends and interest	868,140	285,463	33,779
Variation margin	15,900	9,600	7,700
Prepaid expenses	51,231	37,039	34,157
Reimbursement due from manager	19,032	—	111

Total assets	364,040,797	150,779,617	63,735,158

LIABILITIES:
Payable for investment securities purchased	—	72,593	68,499
Payable for fund shares redeemed	471,370	115,983	33,381
Payable upon receipt of securities loaned	294,136	2,926,732	2,369,484
Payable to affiliates	349,360	119,446	40,314
Payable for directors fees	25,441	13,487	13,477
Other accrued expenses and liabilities	494,631	166,970	164,879

Total liabilities	1,634,938	3,415,211	2,690,034

NET ASSETS	$362,405,859	$147,364,406	$61,045,124

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$476,910,322	$189,147,462	$82,948,745
Undistributed net investment income	3,776,726	870,300	158,789
Accumulated net realized loss on investments and futures	(183,200,336)	(60,558,631)	(28,658,005)
Net unrealized appreciation on investments and futures	64,919,147	17,905,275	6,595,595

NET ASSETS	$362,405,859	$147,364,406	$61,045,124

+ Including securities loaned at value	$—	$2,834,924	$2,301,997
* Cost of investments in securities	$295,257,542	$127,580,760	$53,811,309
** Cost of short-term investments	$294,136	$2,926,732	$2,369,484
*** Cost of short-term investments in affiliates	$2,261,000	$1,445,000	$729,000

See Accompanying Notes to Financial Statements

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
Class A:
Net assets	$87,096,149	$58,733,928	$18,756,516
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	6,747,529	5,264,414	1,700,735
Net asset value and redemption price per share	$12.91	$11.16	$11.03
Maximum offering price per share (3.00%)(1)	$13.31	$11.51	$11.37
Class B:
Net assets	$164,890,737	$7,438,257	$2,830,917
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	12,795,064	711,847	281,472
Net asset value and redemption price per share(2)	$12.89	$10.45	$10.06
Maximum offering price per share	$12.89	$10.45	$10.06
Class C:
Net assets	$27,456,866	$7,200,446	$2,683,120
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,126,519	671,495	258,904
Net asset value and redemption price per share(2)	$12.91	$10.72	$10.36
Maximum offering price per share	$12.91	$10.72	$10.36
Class I:
Net assets	$16,367,904	$19,843,361	$5,776,373
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,259,365	1,750,399	507,257
Net asset value and redemption price per share	$13.00	$11.34	$11.39
Maximum offering price per share	$13.00	$11.34	$11.39
Class O:
Net assets	$58,609,115	$45,015,316	$26,416,813
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,533,555	4,021,498	2,375,845
Net asset value and redemption price per share	$12.93	$11.19	$11.12
Maximum offering price per share	$12.93	$11.19	$11.12
Class R:
Net assets	$7,985,088	$9,133,098	$4,581,385
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	622,894	825,520	419,152
Net asset value and redemption price per share	$12.82	$11.06	$10.93
Maximum offering price per share	$12.82	$11.06	$10.93

(1)	Maximum offering price is computed at 100/97 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$3,878,117	$1,262,007	$392,052
Securities lending income, net	242,244	30,264	35,015

Total investment income	4,120,361	1,292,271	427,067

EXPENSES:
Investment management fees	813,915	333,661	148,550
Distribution and service fees:
Class A	94,709	72,872	25,746
Class B	859,164	39,080	15,007
Class C	100,915	27,168	10,792
Class O	69,508	54,175	32,556
Class R	18,960	23,536	11,182
Transfer agent fees	306,087	114,581	74,611
Administrative service fees	144,697	59,318	26,409
Shareholder reporting expense	104,760	38,756	29,147
Registration fees	58,589	35,969	33,817
Professional fees	43,838	19,129	11,539
Custody and accounting expense	19,890	18,588	9,735
Directors fees	21,045	8,412	2,666
Miscellaneous expense	15,752	8,413	10,171
Interest expense	662	234	110

Total expenses	2,672,491	853,892	442,038
Net waived and reimbursed fees	(260,003)	(79,885)	(98,801)

Net expenses	2,412,488	774,007	343,237

Net investment income	1,707,873	518,264	83,830

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) on:
Investments	25,542,429	5,590,010	(1,826,319)
Futures	1,216,245	834,998	287,768

Net realized gain (loss) on investments and futures	26,758,674	6,425,008	(1,538,551)

Net change in unrealized appreciation or depreciation on:
Investments	33,320,754	18,570,836	11,433,372
Futures	(169,380)	(318,628)	(26,961)

Net change in unrealized appreciation or depreciation on investments and futures	33,151,374	18,252,208	11,406,411

Net realized and unrealized gain on investments and futures	59,910,048	24,677,216	9,867,860

Increase in net assets resulting from operations	$61,617,921	$25,195,480	$9,951,690

* Foreign taxes withheld	$—	$—	$62
(1) Dividends from affiliates	$3,503	$1,832	$1,139

See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Six Months Ended November 30, 2009	Year Ended May 31, 2009	Six Months Ended November 30, 2009	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income	$1,707,873	$4,614,576	$518,264	$1,458,624
Net realized gain (loss) on investments and futures	26,758,674	(139,473,466)	6,425,008	(57,230,410)
Net change in unrealized appreciation or depreciation on investments and futures	33,151,374	36,159,073	18,252,208	(42,011,585)

Increase (decrease) in net assets resulting from operations	61,617,921	(98,699,817)	25,195,480	(97,783,371)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(1,174,146)	—	(506,492)
Class B	—	(467,524)	—	(412)
Class C	—	(140,444)	—	(9,927)
Class I	—	(888,912)	—	(366,192)
Class O	—	(972,819)	—	(377,333)
Class R	—	(141,210)	—	(40,261)

Total distributions	—	(3,785,055)	—	(1,300,617)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,979,212	31,935,306	7,759,085	29,273,695
Proceeds from shares issued in merger (Note 12)	—	231,270,543	—	—
Reinvestment of distributions	—	2,999,546	—	946,571

	20,979,212	266,205,395	7,759,085	30,220,266
Cost of shares redeemed	(76,044,279)	(117,695,682)	(27,035,545)	(73,200,203)

Net increase (decrease) in net assets resulting from capital share transactions	(55,065,067)	148,509,713	(19,276,460)	(42,979,937)

Net increase (decrease) in net assets	6,552,854	46,024,841	5,919,020	(142,063,925)

NET ASSETS:
Beginning of period	355,853,005	309,828,164	141,445,386	283,509,311

End of period	$362,405,859	$355,853,005	$147,364,406	$141,445,386

Undistributed net investment income at end of period	$3,776,726	$2,068,853	$870,300	$352,036

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus SmallCap Fund
	Six Months Ended November 30, 2009	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income	$83,830	$578,257
Net realized loss on investments and futures	(1,538,551)	(17,691,448)
Net change in unrealized appreciation or depreciation on investments and futures	11,406,411	(22,513,072)

Increase (decrease) in net assets resulting from operations	9,951,690	(39,626,263)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(164,507)
Class C	—	(2,818)
Class I	—	(161,024)
Class O	—	(188,551)
Class R	—	(10,483)

Total distributions	—	(527,383)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,138,247	14,167,137
Reinvestment of distributions	—	356,011

	4,138,247	14,523,148
Cost of shares redeemed	(18,249,865)	(39,569,349)

Net decrease in net assets resulting from capital share transactions	(14,111,618)	(25,046,201)

Net decrease in net assets	(4,159,928)	(65,199,847)

NET ASSETS:
Beginning of period	65,205,052	130,404,899

End of period	$61,045,124	$65,205,052

Undistributed net investment income at end of period	$158,789	$74,959

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/ or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus LargeCap Fund
Class A
11-30-09	10.87	0.08	•	1.96	2.04	—	—	—	—	12.91	18.77	1.09	0.95	†	0.95	†	1.34	†	87,096	61
05-31-09	16.48	0.22		(5.63)	(5.41)	0.20	—	—	0.20	10.87	(32.85)	1.14	0.95	†	0.95	†	1.61	†	69,823	201
05-31-08	19.53	0.19	•	(2.01)	(1.82)	0.24	0.99	—	1.23	16.48	(9.63)	1.11	0.95	†	0.95	†	1.08	†	116,049	144
05-31-07	16.17	0.16	•	3.36	3.52	0.16	—	—	0.16	19.53	21.86	0.98	0.95	†	0.95	†	0.93	†	207,710	109
05-31-06	15.21	0.14	•	0.95	1.09	0.13	—	—	0.13	16.17	7.14	0.95	0.95		0.95		0.89		217,766	133
05-31-05	14.19	0.16		1.02	1.18	0.16	—	—	0.16	15.21	8.33	0.93	0.93		0.93		1.08		259,323	78
Class B
11-30-09	10.89	0.03	•	1.97	2.00	—	—	—	—	12.89	18.37	1.84	1.70	†	1.70	†	0.57	†	164,891	61
05-31-09	16.41	0.13	•	(5.60)	(5.47)	0.05	—	—	0.05	10.89	(33.32)	1.89	1.70	†	1.70	†	1.27	†	167,778	201
05-31-08	19.42	0.06	•	(2.01)	(1.95)	0.07	0.99	—	1.06	16.41	(10.34)	1.86	1.70	†	1.70	†	0.34	†	16,512	144
05-31-07	16.07	0.03	•	3.34	3.37	0.02	—	—	0.02	19.42	20.97	1.73	1.70	†	1.70	†	0.17	†	30,137	109
05-31-06	15.12	0.03		0.93	0.96	0.01	—	—	0.01	16.07	6.33	1.70	1.70		1.70		0.14		33,911	133
05-31-05	14.11	0.05		1.00	1.05	0.04	—	—	0.04	15.12	7.45	1.68	1.68		1.68		0.34		37,706	78
Class C
11-30-09	10.90	0.05	•	1.96	2.01	—	—	—	—	12.91	18.44	1.59	1.45	†	1.45	†	0.83	†	27,457	61
05-31-09	16.49	0.15	•	(5.62)	(5.47)	0.12	—	—	0.12	10.90	(33.15)	1.64	1.45	†	1.45	†	1.37	†	26,014	201
05-31-08	19.54	0.12		(2.04)	(1.92)	0.14	0.99	—	1.13	16.49	(10.12)	1.61	1.45	†	1.45	†	0.60	†	11,494	144
05-31-07	16.18	0.08		3.36	3.44	0.08	—	—	0.08	19.54	21.27	1.48	1.45	†	1.45	†	0.43	†	16,607	109
05-31-06	15.22	0.07		0.93	1.00	0.04	—	—	0.04	16.18	6.59	1.45	1.45		1.45		0.39		15,113	133
05-31-05	14.19	0.10		1.00	1.10	0.07	—	—	0.07	15.22	7.77	1.43	1.43		1.43		0.58		17,146	78
Class I
11-30-09	10.93	0.09	•	1.98	2.07	—	—	—	—	13.00	18.94	0.84	0.70	†	0.70	†	1.58	†	16,368	61
05-31-09	16.60	0.23		(5.66)	(5.43)	0.24	—	—	0.24	10.93	(32.70)	0.89	0.70	†	0.70	†	1.83	†	34,097	201
05-31-08	19.68	0.24	•	(2.03)	(1.79)	0.30	0.99	—	1.29	16.60	(9.42)	0.86	0.70	†	0.70	†	1.31	†	67,691	144
05-31-07	16.29	0.21	•	3.39	3.60	0.21	—	—	0.21	19.68	22.17	0.73	0.70	†	0.70	†	1.17	†	100,710	109
05-31-06	15.34	0.18	•	0.94	1.12	0.17	—	—	0.17	16.29	7.29	0.70	0.70		0.70		1.14		91,633	133
05-31-05	14.31	0.21		1.02	1.23	0.20	—	—	0.20	15.34	8.62	0.68	0.68		0.68		1.34		120,969	78
Class O
11-30-09	10.88	0.08		1.97	2.05	—	—	—	—	12.93	18.84	1.09	0.95	†	0.95	†	1.33	†	58,609	61
05-31-09	16.51	0.20		(5.62)	(5.42)	0.21	—	—	0.21	10.88	(32.86)	1.14	0.95	†	0.95	†	1.60	†	51,159	201
05-31-08	19.58	0.20	•	(2.03)	(1.83)	0.25	0.99	—	1.24	16.51	(9.65)	1.11	0.95	†	0.95	†	1.11	†	81,797	144
05-31-07	16.22	0.15		3.38	3.53	0.17	—	—	0.17	19.58	21.84	0.98	0.95	†	0.95	†	0.95	†	90,279	109
05-31-06	15.27	0.13		0.96	1.09	0.14	—	—	0.14	16.22	7.11	0.95	0.95		0.95		0.89		59,536	133
05-31-05	14.26	0.15		1.03	1.18	0.17	—	—	0.17	15.27	8.27	0.93	0.93		0.93		1.06		37,242	78
Class R
11-30-09	10.80	0.06	•	1.96	2.02	—	—	—	—	12.82	18.70	1.34	1.20	†	1.20	†	1.07	†	7,985	61
05-31-09	16.37	0.18		(5.59)	(5.41)	0.16	—	—	0.16	10.80	(33.05)	1.39	1.20	†	1.20	†	1.31	†	6,982	201
05-31-08	19.41	0.15	•	(2.01)	(1.86)	0.19	0.99	—	1.18	16.37	(9.90)	1.36	1.20	†	1.20	†	0.86	†	16,284	144
05-31-07	16.08	0.12		3.34	3.46	0.13	—	—	0.13	19.41	21.55	1.23	1.20	†	1.20	†	0.69	†	31,311	109
05-31-06	15.14	0.09		0.95	1.04	0.10	—	—	0.10	16.08	6.89	1.20	1.20		1.20		0.64		24,484	133
05-31-05	14.17	0.11		1.02	1.13	0.16	—	—	0.16	15.14	7.99	1.18	1.18		1.18		0.79		16,463	78

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS (UNAUDITED)(CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)		($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus MidCap Fund
Class A
11-30-09	9.42	0.04	1.70	1.74	—		—	—	—		11.16	18.47	1.11	1.00	†	1.00	†	0.74	†	58,734	76
05-31-09	14.73	0.11	(5.34)	(5.23)	0.08		—	—	0.08		9.42	(35.44)	1.14	1.00	†	1.00	†	0.87	†	54,375	99
05-31-08	19.48	0.08	(1.56)	(1.48)	0.08		3.19	—	3.27		14.73	(7.28)	1.14	1.00	†	1.00	†	0.40	†	111,795	129
05-31-07	17.68	0.11	3.15	3.26	0.05		1.41	—	1.46		19.48	19.43	1.02	1.00	†	1.00	†	0.59	†	175,465	92
05-31-06	16.25	0.05	2.17	2.22	0.04		0.75	—	0.79		17.68	13.82	0.98	1.00		1.00		0.29		187,657	111
05-31-05	14.45	0.04	1.84	1.88	0.02		0.06	—	0.08		16.25	13.01	0.99	1.00		1.00		0.28		155,222	93
Class B
11-30-09	8.85	0.00 *	1.60	1.60	—		—	—	—		10.45	18.08	1.86	1.75	†	1.75	†	(0.02	)†	7,438	76
05-31-09	13.84	0.02	(5.01)	(4.99)	0.00	*	—	—	0.00	*	8.85	(36.05)	1.89	1.75	†	1.75	†	0.10	†	7,561	99
05-31-08	18.55	(0.05)	(1.47)	(1.52)	—		3.19	—	3.19		13.84	(7.91)	1.89	1.75	†	1.75	†	(0.35	)†	19,275	129
05-31-07	16.98	(0.03)	3.01	2.98	—		1.41	—	1.41		18.55	18.52	1.77	1.75	†	1.75	†	(0.16	)†	31,260	92
05-31-06	15.71	(0.08)	2.10	2.02	—		0.75	—	0.75		16.98	13.01	1.73	1.75		1.75		(0.46)		33,369	111
05-31-05	14.07	(0.07)	1.77	1.70	—		0.06	—	0.06		15.71	12.08	1.74	1.75		1.75		(0.47)		27,500	93
Class C
11-30-09	9.07	0.02	1.63	1.65	—		—	—	—		10.72	18.19	1.61	1.50	†	1.50	†	0.24	†	7,200	76
05-31-09	14.16	0.05	(5.13)	(5.08)	0.01		—	—	0.01		9.07	(35.86)	1.64	1.50	†	1.50	†	0.36	†	6,908	99
05-31-08	18.87	(0.01)	(1.51)	(1.52)	—		3.19	—	3.19		14.16	(7.77)	1.64	1.50	†	1.50	†	(0.09	)†	15,040	129
05-31-07	17.20	0.02	3.06	3.08	—		1.41	—	1.41		18.87	18.88	1.52	1.50	†	1.50	†	0.09	†	21,205	92
05-31-06	15.86	(0.04)	2.13	2.09	—		0.75	—	0.75		17.20	13.33	1.48	1.50		1.50		(0.21)		20,575	111
05-31-05	14.17	(0.03)	1.78	1.75	—		0.06	—	0.06		15.86	12.35	1.49	1.50		1.50		(0.22)		15,613	93
Class I
11-30-09	9.56	0.05 •	1.73	1.78	—		—	—	—		11.34	18.62	0.86	0.75	†	0.75	†	0.98	†	19,843	76
05-31-09	14.98	0.12	(5.42)	(5.30)	0.12		—	—	0.12		9.56	(35.30)	0.89	0.75	†	0.75	†	1.14	†	24,462	99
05-31-08	19.75	0.11 •	(1.56)	(1.45)	0.13		3.19	—	3.32		14.98	(6.99)	0.89	0.75	†	0.75	†	0.66	†	46,123	129
05-31-07	17.90	0.15 •	3.20	3.35	0.09		1.41	—	1.50		19.75	19.72	0.77	0.75	†	0.75	†	0.85	†	42,061	92
05-31-06	16.43	0.10 •	2.19	2.29	0.07		0.75	—	0.82		17.90	14.13	0.73	0.75		0.75		0.54		29,278	111
05-31-05	14.60	0.06	1.87	1.93	0.04		0.06	—	0.10		16.43	13.23	0.74	0.75		0.75		0.56		45,120	93
Class O
11-30-09	9.45	0.04	1.70	1.74	—		—	—	—		11.19	18.41	1.11	1.00	†	1.00	†	0.75	†	45,015	76
05-31-09	14.79	0.10	(5.35)	(5.25)	0.09		—	—	0.09		9.45	(35.45)	1.14	1.00	†	1.00	†	0.89	†	39,337	99
05-31-08	19.55	0.07	(1.55)	(1.48)	0.09		3.19	—	3.28		14.79	(7.25)	1.14	1.00	†	1.00	†	0.41	†	66,663	129
05-31-07	17.75	0.10	3.16	3.26	0.05		1.41	—	1.46		19.55	19.37	1.02	1.00	†	1.00	†	0.59	†	67,607	92
05-31-06	16.31	0.04	2.19	2.23	0.04		0.75	—	0.79		17.75	13.85	0.99	1.00		1.00		0.29		51,251	111
05-31-05	14.52	0.04	1.83	1.87	0.02		0.06	—	0.08		16.31	12.91	0.99	1.00		1.00		0.29		32,350	93
Class R
11-30-09	9.35	0.03	1.68	1.71	—		—	—	—		11.06	18.29	1.36	1.25	†	1.25	†	0.49	†	9,133	76
05-31-09	14.59	0.09	(5.29)	(5.20)	0.04		—	—	0.04		9.35	(35.66)	1.39	1.25	†	1.25	†	0.59	†	8,802	99
05-31-08	19.32	0.03	(1.53)	(1.50)	0.04		3.19	—	3.23		14.59	(7.48)	1.39	1.25	†	1.25	†	0.15	†	24,614	129
05-31-07	17.56	0.06	3.12	3.18	0.01		1.41	—	1.42		19.32	19.09	1.27	1.25	†	1.25	†	0.34	†	33,651	92
05-31-06	16.16	0.00 *	2.17	2.17	0.02		0.75	—	0.77		17.56	13.60	1.24	1.25		1.25		0.04		29,639	111
05-31-05	14.43	0.01	1.81	1.82	0.03		0.06	—	0.09		16.16	12.64	1.24	1.25		1.25		0.08		14,785	93

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS (UNAUDITED)(CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus SmallCap Fund
Class A
11-30-09	9.55	0.02	1.46	1.48	—	—	—	—	11.03	15.50	1.30	1.00	†	1.00	†	0.29	†	18,757	56
05-31-09	14.37	0.09	(4.84)	(4.75)	0.07	—	—	0.07	9.55	(33.03)	1.33	1.00	†	1.00	†	0.72	†	19,817	66
05-31-08	19.74	0.03	(3.13)	(3.10)	—	2.27	—	2.27	14.37	(15.73)	1.21	1.00	†	1.00	†	0.18	†	43,900	139
05-31-07	18.78	0.02	2.61	2.63	—	1.67	—	1.67	19.74	14.70	1.08	1.00	†	1.00	†	0.08	†	67,193	93
05-31-06	16.46	0.02	2.67	2.69	—	0.37	—	0.37	18.78	16.45	1.07	1.00		1.00		0.10		71,251	109
05-31-05	14.72	0.02	2.25	2.27	—	0.53	—	0.53	16.46	15.49	1.12	1.00		1.00		0.14		53,323	83
Class B
11-30-09	8.75	(0.02)	1.33	1.31	—	—	—	—	10.06	14.97	2.05	1.75	†	1.75	†	(0.46	)†	2,831	56
05-31-09	13.16	0.00 *	(4.41)	(4.41)	—	—	—	—	8.75	(33.51)	2.08	1.75	†	1.75	†	(0.03	)†	2,885	66
05-31-08	18.43	(0.10)	(2.90)	(3.00)	—	2.27	—	2.27	13.16	(16.35)	1.96	1.75	†	1.75	†	(0.58	)†	7,373	139
05-31-07	17.76	(0.13)	2.47	2.34	—	1.67	—	1.67	18.43	13.88	1.83	1.75	†	1.75	†	(0.68	)†	14,402	93
05-31-06	15.71	(0.11)	2.53	2.42	—	0.37	—	0.37	17.76	15.51	1.82	1.75		1.75		(0.64)		16,598	109
05-31-05	14.17	(0.08)	2.15	2.07	—	0.53	—	0.53	15.71	14.67	1.87	1.75		1.75		(0.62)		13,653	83
Class C
11-30-09	9.00	(0.01)	1.37	1.36	—	—	—	—	10.36	15.11	1.80	1.50	†	1.50	†	(0.21	)†	2,683	56
05-31-09	13.52	0.03	(4.54)	(4.51)	0.01	—	—	0.01	9.00	(33.37)	1.83	1.50	†	1.50	†	0.23	†	2,752	66
05-31-08	18.81	(0.05)	(2.97)	(3.02)	—	2.27	—	2.27	13.52	(16.10)	1.71	1.50	†	1.50	†	(0.32	)†	5,615	139
05-31-07	18.06	(0.07)	2.49	2.42	—	1.67	—	1.67	18.81	14.10	1.58	1.50	†	1.50	†	(0.42	)†	8,621	93
05-31-06	15.91	(0.06)	2.58	2.52	—	0.37	—	0.37	18.06	15.95	1.57	1.50		1.50		(0.40)		7,965	109
05-31-05	14.31	(0.05)	2.18	2.13	—	0.53	—	0.53	15.91	14.95	1.62	1.50		1.50		(0.36)		6,050	83
Class I
11-30-09	9.85	0.03 •	1.51	1.54	—	—	—	—	11.39	15.63	1.05	0.75	†	0.75	†	0.56	†	5,776	56
05-31-09	14.85	0.12	(5.01)	(4.89)	0.11	—	—	0.11	9.85	(32.89)	1.08	0.75	†	0.75	†	0.98	†	12,271	66
05-31-08	20.25	0.07 •	(3.20)	(3.13)	—	2.27	—	2.27	14.85	(15.46)	0.96	0.75	†	0.75	†	0.42	†	25,170	139
05-31-07	19.17	0.06	2.69	2.75	—	1.67	—	1.67	20.25	15.04	0.83	0.75	†	0.75	†	0.34	†	17,542	93
05-31-06	16.75	0.04 •	2.75	2.79	—	0.37	—	0.37	19.17	16.77	0.82	0.75		0.75		0.23		13,787	109
05-31-05	14.94	0.04	2.30	2.34	—	0.53	—	0.53	16.75	15.74	0.87	0.75		0.75		0.38		7,414	83
Class O
11-30-09	9.63	0.02	1.47	1.49	—	—	—	—	11.12	15.47	1.30	1.00	†	1.00	†	0.29	†	26,417	56
05-31-09	14.50	0.08	(4.87)	(4.79)	0.08	—	—	0.08	9.63	(33.02)	1.33	1.00	†	1.00	†	0.74	†	23,422	66
05-31-08	19.89	0.03	(3.15)	(3.12)	—	2.27	—	2.27	14.50	(15.71)	1.21	1.00	†	1.00	†	0.18	†	35,728	139
05-31-07	18.91	0.02	2.63	2.65	—	1.67	—	1.67	19.89	14.71	1.08	1.00	†	1.00	†	0.09	†	45,242	93
05-31-06	16.58	0.02	2.68	2.70	—	0.37	—	0.37	18.91	16.39	1.07	1.00		1.00		0.10		40,479	109
05-31-05	14.82	0.02	2.27	2.29	—	0.53	—	0.53	16.58	15.52	1.12	1.00		1.00		0.13		28,992	83
Class R
11-30-09	9.48	0.00 *	1.45	1.45	—	—	—	—	10.93	15.30	1.55	1.25	†	1.25	†	0.04	†	4,581	56
05-31-09	14.23	0.07	(4.80)	(4.73)	0.02	—	—	0.02	9.48	(33.23)	1.58	1.25	†	1.25	†	0.49	†	4,058	66
05-31-08	19.62	(0.01)	(3.11)	(3.12)	—	2.27	—	2.27	14.23	(15.94)	1.46	1.25	†	1.25	†	(0.07	)†	12,619	139
05-31-07	18.71	(0.03)	2.61	2.58	—	1.67	—	1.67	19.62	14.48	1.33	1.25	†	1.25	†	(0.16	)†	16,698	93
05-31-06	16.45	(0.03)•	2.66	2.63	—	0.37	—	0.37	18.71	16.09	1.32	1.25		1.25		(0.17)		12,321	109
05-31-05	14.75	(0.02)•	2.25	2.23	—	0.53	—	0.53	16.45	15.19	1.37	1.25		1.25		(0.14)		3,742	83

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (UNAUDITED)(CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

*	Amount is less than $0.005.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income (loss) ratio.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940 as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate active investment series that comprise the Company. The three series (each, a “Fund” and collectively, the “Funds”) that are in this report are: ING Index Plus LargeCap Fund (“Index Plus LargeCap”), ING Index Plus MidCap Fund (“Index Plus MidCap”) and ING Index Plus SmallCap Fund (“Index Plus SmallCap”) (each a “Fund” and collectively, the “Funds” or “Index Plus Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Index Plus Funds are closed to new investments, provided that (1) Class B shares of the Index Plus Funds may be purchased through the reinvestment of dividends issued by each Fund; and (2) subject to the terms and conditions of relevant exchange privileges and if permitted under their respective prospectuses, Class B shares of Index Plus Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or

“Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep has represented that it will explore all options, including initial public offerings, sales or combinations thereof. ING Groep also repurchased EUR 5 billion of Core Tier 1 securities in the fourth quarter of 2009, financed by a EUR 7.5 billion underwritten rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.

Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing

18

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Directors (”Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a

19

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates market value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolio of Investments. For the six months ended November 30, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurement entitled Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled “Disclosure about Derivative Instruments and Hedging Activities.” Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. Enhanced disclosures regarding credit-risk related contingent features of derivative instruments is also required. All changes to disclosures have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of

20

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or

21

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.	Futures Contracts. Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended November 30, 2009, the Funds have purchased futures contracts on various equity indexes to increase exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities.

The below summarizes the volume of futures contracts activity for each Fund during the six months ended November 30, 2009:

Number of Contracts
Index Plus LargeCap
Outstanding at May 31, 2009	29
Futures opened	164
Futures closed	(181)

Outstanding at November 30, 2009	12

Number of Contracts
Index Plus MidCap
Outstanding at May 31, 2009	5
Futures opened	80
Futures closed	(79)

Outstanding at November 30, 2009	6

Number of Contracts
Index Plus SmallCap
Outstanding at May 31, 2009	15
Futures opened	256
Futures closed	(257)

Outstanding at November 30, 2009	14

F.

Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and

22

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

G.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.

Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2009, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$217,075,138	$265,499,830
Index Plus MidCap	109,129,521	128,029,586
Index Plus SmallCap	35,746,932	49,549,552

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain

23

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to Class A and Class I shares of the Index Plus Funds. For the six months ended November 30, 2009, ILIAC received the following amounts which are included in the Statement of Operations:

	Class A	Class I
Index Plus LargeCap	$30,248	$27,042
Index Plus MidCap	25,826	24,952
Index Plus SmallCap	7,532	10,157

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the six months ended November 30, 2009, the Investment Adviser for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap waived $1,442, $718, and $425 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of each Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R
Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended November 30, 2009, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges:
Index Plus LargeCap	$2,527	N/A
Index Plus MidCap	1,336	N/A
Index Plus SmallCap	634	N/A
Contingent Deferred Sales Charges:
Index Plus LargeCap	—	$371
Index Plus MidCap	—	132
Index Plus SmallCap	—	13

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2009, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$139,394	$23,800	$186,166	$349,360
Index Plus MidCap	73,627	9,779	36,040	119,446
Index Plus SmallCap	20,883	4,068	15,363	40,314

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2009, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ILIAC — Index Plus MidCap (9.19%); Index Plus SmallCap (5.12%).

ING National Trust — Index Plus LargeCap (7.99%); Index Plus MidCap (18.96%); Index Plus SmallCap (12.03%).

Reliance Trust Company — Index Plus MidCap (5.23%); Index Plus SmallCap (7.80%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting

24

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2009, the following Fund had the following expenses included in Other Accrued Expense and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

	Accrued Expense	Amount
Index Plus LargeCap	Transfer Agent	$266,204
	Postage	111,743

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R
Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2009, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2010	2011	2012	Total
Index Plus LargeCap	$307,361	$540,394	$652,750	$1,500,505
Index Plus MidCap	118,652	464,317	176,705	759,674
Index Plus SmallCap	166,342	334,877	233,834	735,053

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, were a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the six months ended November 30, 2009:

	Days Utilized	Approximate Average Daily Balance for Days Utilized	Approximate Weighted Average Interest Rate for Days Utilized
Index Plus LargeCap	9	$2,333,333	1.15%
Index Plus MidCap	3	2,433,333	1.17
Index Plus SmallCap	1	3,420,000	1.17

25

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class A
11-30-09	1,317,118	—	—	(995,630)	321,488	16,061,293	—	—	(12,030,748)	4,030,545
05-31-09	747,578	1,618,739	103,507	(3,086,505)	(616,681)	8,628,553	17,474,412	1,137,612	(36,851,543)	(9,610,966)
Class B
11-30-09	—	—	—	(2,612,781)	(2,612,781)	—	—	—	(31,452,350)	(31,452,350)
05-31-09	—	17,619,703	37,136	(3,254,957)	14,401,882	—	191,160,768	404,552	(33,276,395)	158,288,925
Class C
11-30-09	21,622	—	—	(282,422)	(260,800)	258,984	—	—	(3,366,174)	(3,107,190)
05-31-09	67,966	2,086,906	10,327	(474,784)	1,690,415	737,821	22,635,363	113,399	(4,979,449)	18,507,134
Class I
11-30-09	113,005	—	—	(1,974,126)	(1,861,121)	1,330,484	—	—	(23,519,948)	(22,189,464)
05-31-09	892,279	—	80,266	(1,929,039)	(956,494)	10,566,861	—	886,382	(22,596,638)	(11,143,395)
Class O
11-30-09	230,327	—	—	(398,508)	(168,181)	2,733,939	—	—	(4,802,642)	(2,068,703)
05-31-09	928,323	—	28,687	(1,208,487)	(251,477)	10,690,982	—	316,392	(14,448,262)	(3,440,888)
Class R
11-30-09	49,700	—	—	(73,048)	(23,348)	594,512	—	—	(872,417)	(277,905)
05-31-09	116,716	—	12,912	(478,091)	(348,463)	1,311,089	—	141,209	(5,543,395)	(4,091,097)
Index Plus MidCap
Class A
11-30-09	331,319	—	—	(841,378)	(510,059)	3,486,106	—	—	(8,972,344)	(5,486,238)
05-31-09	1,060,691	—	54,682	(2,928,300)	(1,812,927)	10,970,162	—	481,076	(29,692,907)	(18,241,669)
Class B
11-30-09	—	—	—	(142,349)	(142,349)	—	—	—	(1,403,322)	(1,403,322)
05-31-09	—	—	41	(538,968)	(538,927)	—	—	351	(5,309,671)	(5,309,320)
Class C
11-30-09	8,448	—	—	(98,348)	(89,900)	84,747	—	—	(981,022)	(896,275)
05-31-09	38,657	—	991	(340,259)	(300,611)	384,872	—	8,675	(3,349,907)	(2,956,360)
Class I
11-30-09	140,962	—	—	(950,307)	(809,345)	1,502,375	—	—	(10,198,303)	(8,695,928)
05-31-09	732,625	—	41,053	(1,292,191)	(518,513)	7,332,789	—	366,061	(13,166,026)	(5,467,176)
Class O
11-30-09	172,934	—	—	(315,088)	(142,154)	1,815,612	—	—	(3,335,947)	(1,520,335)
05-31-09	741,841	—	5,688	(1,090,386)	(342,857)	7,736,889	—	50,150	(11,355,402)	(3,568,363)
Class R
11-30-09	83,806	—	—	(199,830)	(116,024)	870,245	—	—	(2,144,607)	(1,274,362)
05-31-09	251,420	—	4,605	(1,001,252)	(745,227)	2,848,983	—	40,258	(10,326,290)	(7,437,049)
Index Plus SmallCap
Class A
11-30-09	175,657	—	—	(548,973)	(373,316)	1,849,232	—	—	(5,991,280)	(4,142,048)
05-31-09	311,052	—	17,080	(1,308,662)	(980,530)	3,335,041	—	158,207	(14,770,186)	(11,276,938)

26

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class B
11-30-09	—	—	—	(48,411)	(48,411)	—	—	—	(468,772)	(468,772)
05-31-09	—	—	—	(230,219)	(230,219)	—	—	—	(2,219,895)	(2,219,895)
Class C
11-30-09	5,556	—	—	(52,459)	(46,903)	53,646	—	—	(535,483)	(481,837)
05-31-09	20,434	—	279	(130,193)	(109,480)	208,349	—	2,443	(1,287,491)	(1,076,699)
Class I
11-30-09	47,612	—	—	(785,765)	(738,153)	513,298	—	—	(8,818,331)	(8,305,033)
05-31-09	393,040	—	16,834	(859,518)	(449,644)	4,127,216	—	160,765	(8,809,200)	(4,521,219)
Class O
11-30-09	127,760	—	—	(183,230)	(55,470)	1,363,562	—	—	(1,992,589)	(629,027)
05-31-09	497,903	—	2,575	(533,413)	(32,935)	5,287,603	—	24,113	(5,741,063)	(429,347)
Class R
11-30-09	33,595	—	—	(42,440)	(8,845)	358,509	—	—	(443,410)	(84,901)
05-31-09	116,934	—	1,138	(576,818)	(458,746)	1,208,928	—	10,483	(6,741,514)	(5,522,103)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of November 30, 2009, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon

Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Appreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds

27

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2009, Index Plus LargeCap had no securities on loan and an investment of $235,309 in the BICR, Series B. Index Plus LargeCap’s investment in Series B is being marked to market daily. At November 30, 2009, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Index Plus MidCap	$2,834,924	$2,926,732
Index Plus SmallCap	2,301,997	2,369,484

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 12 — REORGANIZATIONS

On November 9, 2008, Index Plus LargeCap (“Acquiring Fund”) acquired the assets and certain liabilities of ING Index Plus LargeCap Equity Fund, ING Index Plus LargeCap Equity Fund II, ING Index Plus LargeCap Equity Fund III, ING Index Plus LargeCap Equity Fund IV, ING Index Plus LargeCap Equity Fund V, ING Index Plus LargeCap Equity Fund VI, and ING Index Plus LargeCap Equity Fund VII, also listed below (“each an Acquired Fund”) in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Funds’ shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 10 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Fund Unrealized Depreciation (000s)	Conversion Ratio
Index Plus LargeCap	ING Index Plus LargeCap Equity Fund	$17,407	$178,732	$(6,533)	$(2,924)	0.61
	ING Index Plus LargeCap Equity Fund II	24,719	178,732	(29,242)	(4,043)	0.56
	ING Index Plus LargeCap Equity Fund III	21,580	178,732	(17,191)	(3,268)	0.54
	ING Index Plus LargeCap Equity Fund IV	46,552	178,732	(2,972)	(4,418)	0.50
	ING Index Plus LargeCap Equity Fund V	47,085	178,732	(11,733)	(14,458)	0.61
	ING Index Plus LargeCap Equity Fund VI	49,397	178,732	(12,322)	(16,825)	0.58
	ING Index Plus LargeCap Equity Fund VII	24,531	178,732	(5,569)	(7,230)	0.63

The net assets of Index Plus LargeCap after the acquisition was $410,002,313.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no dividends or distributions to shareholders for the six months ended November 30, 2009. The tax composition of dividends and distributions to shareholders was as follows:

Year Ended May 31, 2009
Ordinary Income
Index Plus LargeCap	$3,785,055
Index Plus MidCap	1,300,617
Index Plus SmallCap	527,383

28

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred		Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$2,068,853	$7,666,160	$(4,908,236	)*		2010
			(47,589,111	)*		2016
			—		$(19,435,832)*	2017
			(113,924,218	)*		2018

			$(166,421,565)

Index Plus MidCap	352,036	(6,101,546)	(42,139,581)		(19,089,445)	2017
Index Plus SmallCap	74,959	(6,735,297)	(20,094,268)		(463,445)	2016
					(4,637,260)	2017

					$(5,100,705)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

As of November 30, 2009, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2009, the following Funds declared dividends of:

	Per Share Amounts
	Net Investment Income	Payable Date	Record Date
Index Plus LargeCap
Class A	$0.1924	December 16, 2009	December 14, 2009
Class B	$0.0848	December 16, 2009	December 14, 2009
Class C	$0.1264	December 16, 2009	December 14, 2009
Class I	$0.2183	December 16, 2009	December 14, 2009
Class O	$0.1900	December 16, 2009	December 14, 2009
Class R	$0.1602	December 16, 2009	December 14, 2009
Class A	$0.0036	January 4, 2010	December 30, 2009
Class B	$0.0036	January 4, 2010	December 30, 2009
Class C	$0.0036	January 4, 2010	December 30, 2009
Class I	$0.0036	January 4, 2010	December 30, 2009
Class O	$0.0036	January 4, 2010	December 30, 2009
Class R	$0.0036	January 4, 2010	December 30, 2009
Index Plus MidCap
Class A	$0.0757	December 16, 2009	December 14, 2009
Class B	$—	December 16, 2009	December 14, 2009
Class C	$0.0240	December 16, 2009	December 14, 2009
Class I	$0.1016	December 16, 2009	December 14, 2009
Class O	$0.0769	December 16, 2009	December 14, 2009
Class R	$0.0461	December 16, 2009	December 14, 2009
Class A	$0.0089	January 4, 2010	December 30, 2009
Class B	$0.0089	January 4, 2010	December 30, 2009
Class C	$0.0089	January 4, 2010	December 30, 2009
Class I	$0.0089	January 4, 2010	December 30, 2009
Class O	$0.0089	January 4, 2010	December 30, 2009
Class R	$0.0089	January 4, 2010	December 30, 2009

29

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS (continued)

	Per Share Amounts
	Net Investment Income	Payable Date	Record Date
Index Plus SmallCap
Class A	$0.0310	December 16, 2009	December 14, 2009
Class B	$—	December 16, 2009	December 14, 2009
Class C	$—	December 16, 2009	December 14, 2009
Class I	$0.0573	December 16, 2009	December 14, 2009
Class O	$0.0347	December 16, 2009	December 14, 2009
Class R	$0.0111	December 16, 2009	December 14, 2009

The Funds have evaluated events occurring after the balance sheet date (subsequent events) through January 26, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

30

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED)

Shares			Value

COMMON STOCK: 98.4%
Advertising: 0.5%
52,394		Omnicom Group	$1,923,908

			1,923,908

Aerospace/Defense: 4.7%
20,100		Goodrich Corp.	1,192,734
28,200		L-3 Communications Holdings, Inc.	2,210,034
41,871		Lockheed Martin Corp.	3,233,697
85,150		Raytheon Co.	4,387,780
88,543		United Technologies Corp.	5,953,631

			16,977,876

Agriculture: 3.0%
73,400		Altria Group, Inc.	1,380,654
71,902		Archer-Daniels-Midland Co.	2,215,301
90,855		Philip Morris International, Inc.	4,369,217
54,647		Reynolds American, Inc.	2,730,164

			10,695,336

Auto Manufacturers: 0.3%
129,700	@	Ford Motor Co.	1,153,033

			1,153,033

Banks: 8.1%
269,743		Bank of America Corp.	4,275,427
31,200	S	Capital One Financial Corp.	1,196,832
95,600		Citigroup, Inc.	392,916
21,179		Goldman Sachs Group, Inc.	3,593,229
156,853		JPMorgan Chase & Co.	6,664,684
57,700		Northern Trust Corp.	2,856,150
3,900		PNC Financial Services Group, Inc.	222,339
31,218		State Street Corp.	1,289,303
61,483		US Bancorp.	1,483,585
261,104		Wells Fargo & Co.	7,321,356

			29,295,821

Beverages: 1.5%
22,087		Coca-Cola Co.	1,263,376
85,300		Molson Coors Brewing Co.	3,856,413
5,420		Pepsi Bottling Group, Inc.	205,689
2,887		PepsiCo, Inc.	179,629

			5,505,107

Biotechnology: 1.6%
73,272	@	Amgen, Inc.	4,128,877
35,596	@	Biogen Idec, Inc.	1,670,876

			5,799,753

Chemicals: 0.1%
3,700		Sherwin-Williams Co.	225,108

			225,108

Coal: 0.9%
76,200		Peabody Energy Corp.	3,387,852

			3,387,852

Commercial Services: 0.8%
8,100	@	Apollo Group, Inc. - Class A	462,267
56,500		H&R Block, Inc.	1,146,950
11,600		Moody’s Corp.	269,468
50,258		Western Union Co.	927,260

			2,805,945

Shares			Value

Computers: 8.5%
35,966	@	Apple, Inc.	$7,189,963
20,583	@	Computer Sciences Corp.	1,138,446
147,400	@	Dell, Inc.	2,081,288
151,220	@	EMC Corp.	2,545,033
152,084		Hewlett-Packard Co.	7,461,241
73,969		International Business Machines Corp.	9,345,983
28,000	@	Sun Microsystems, Inc.	238,280
19,200	@	Western Digital Corp.	707,328

			30,707,562

Cosmetics/Personal Care: 2.8%
164,310		Procter & Gamble Co.	10,244,729

			10,244,729

Distribution/Wholesale: 0.1%
10,900		Genuine Parts Co.	390,547

			390,547

Diversified Financial Services: 2.1%
50,400		American Express Co.	2,108,232
54,500		Charles Schwab Corp.	998,985
7,795		CME Group, Inc.	2,558,553
15,500		Discover Financial Services	239,630
1,700	@	IntercontinentalExchange, Inc.	181,543
46,050	@	Nasdaq Stock Market, Inc.	860,214
31,500		NYSE Euronext	796,320

			7,743,477

Electric: 2.3%
30,700		Constellation Energy Group, Inc.	976,874
91,717		DTE Energy Co.	3,678,769
63,100		Exelon Corp.	3,040,158
16,300		FirstEnergy Corp.	702,204

			8,398,005

Electrical Components & Equipment: 0.5%
40,500		Emerson Electric Co.	1,677,105

			1,677,105

Electronics: 1.1%
83,400	@	Thermo Electron Corp.	3,938,982

			3,938,982

Engineering & Construction: 0.6%
60,700	@	Jacobs Engineering Group, Inc.	2,123,893

			2,123,893

Food: 1.2%
31,000		Campbell Soup Co.	1,084,070
97,066		Kraft Foods, Inc.	2,580,014
57,900		Sara Lee Corp.	702,906

			4,366,990

Forest Products & Paper: 1.6%
118,239		International Paper Co.	3,009,183
95,400		MeadWestvaco Corp.	2,611,098

			5,620,281

Gas: 0.7%
146,022		NiSource, Inc.	2,080,814
10,379		Sempra Energy	551,540

			2,632,354

See Accompanying Notes to Financial Statements

31

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value

Health Care - Products: 0.9%
7,900	@	CareFusion Corp.	$204,057
9,578	@	Hospira, Inc.	449,687
44,199		Johnson & Johnson	2,777,465

			3,431,209

Health Care - Services: 0.9%
14,000	@	Coventry Health Care, Inc.	315,700
6,685	@	Humana, Inc.	277,494
69,905		UnitedHealth Group, Inc.	2,004,176
15,300	@	WellPoint, Inc.	826,659

			3,424,029

Home Builders: 0.1%
27,400		D.R. Horton, Inc.	281,672

			281,672

Household Products/Wares: 1.1%
60,419		Kimberly-Clark Corp.	3,985,841

			3,985,841

Housewares: 0.1%
13,400		Newell Rubbermaid, Inc.	194,434

			194,434

Insurance: 2.9%
55,722		Aflac, Inc.	2,564,884
13,200		Assurant, Inc.	403,524
42,970		Chubb Corp.	2,154,516
71,910		Travelers Cos., Inc.	3,767,365
91,372		UnumProvident Corp.	1,739,723

			10,630,012

Internet: 2.0%
8,400	@	Akamai Technologies, Inc.	201,600
1,939	@	Amazon.com, Inc.	263,529
88,475	@	eBay, Inc.	2,164,983
8,110	@	Google, Inc. - Class A	4,728,130

			7,358,242

Iron/Steel: 0.4%
31,966		Nucor Corp.	1,355,678

			1,355,678

Media: 2.6%
347,452		Comcast Corp. - Class A	5,097,121
64,180	@	DIRECTV	2,030,013
5,600		Scripps Networks Interactive - Class A	221,480
67,200	@	Viacom - Class B	1,991,808

			9,340,422

Miscellaneous Manufacturing: 6.3%
13,300		3M Co.	1,029,952
76,180		Dover Corp.	3,114,238
45,100		Eaton Corp.	2,881,890
531,408		General Electric Co.	8,513,156
83,100		Honeywell International, Inc.	3,196,857
57,767		ITT Corp.	2,987,709
50,500		Leggett & Platt, Inc.	982,730

			22,706,532

Shares			Value

Office/Business Equipment: 0.9%
67,180		Pitney Bowes, Inc.	$1,547,827
237,600		Xerox Corp.	1,829,520

			3,377,347

Oil & Gas: 6.5%
16,601		Apache Corp.	1,581,743
14,900	S	Chesapeake Energy Corp.	356,408
28,927		Chevron Corp.	2,257,463
36,500		ENSCO International, Inc.	1,606,000
129,480		ExxonMobil Corp.	9,720,064
12,300	@, @@	Nabors Industries Ltd.	253,995
23,700		Pioneer Natural Resources Co.	979,995
53,100		Rowan Cos., Inc.	1,311,039
77,800		Tesoro Corp.	994,284
101,700		XTO Energy, Inc.	4,316,148

			23,377,139

Oil & Gas Services: 1.1%
94,803	S	National Oilwell Varco, Inc.	4,078,425

			4,078,425

Packaging & Containers: 1.0%
10,200		Ball Corp.	503,982
56,245		Bemis Co.	1,647,979
8,000	@	Owens-Illinois, Inc.	250,160
44,400	@	Pactiv Corp.	1,081,140

			3,483,261

Pharmaceuticals: 7.1%
79,058		Abbott Laboratories	4,307,870
73,126		AmerisourceBergen Corp.	1,805,481
51,600		Cardinal Health, Inc.	1,663,068
52,568		McKesson Corp.	3,260,267
43,503	@	Medco Health Solutions, Inc.	2,747,649
67,658		Merck & Co., Inc.	2,449,896
15,000	@	Mylan Laboratories	268,050
503,362		Pfizer, Inc.	9,146,088

			25,648,369

Pipelines: 0.8%
152,900		Williams Cos., Inc.	3,041,181

			3,041,181

Real Estate: 0.0%
14,900	@	CB Richard Ellis Group, Inc.	170,307

			170,307

Retail: 4.9%
32,100	@	Autonation, Inc.	566,565
22,400	@	Bed Bath & Beyond, Inc.	836,864
7,000	@	Big Lots, Inc.	161,420
29,655		Family Dollar Stores, Inc.	904,774
112,380		Gap, Inc.	2,407,180
158,617		Home Depot, Inc.	4,339,761
17,300	@	Kohl’s Corp.	919,322
94,200		Limited Brands, Inc.	1,562,778
81,449		Staples, Inc.	1,899,391
74,969		Target Corp.	3,490,557
11,936		Wal-Mart Stores, Inc.	651,109

			17,739,721

See Accompanying Notes to Financial Statements

32

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value

Savings & Loans: 0.6%
161,326		Hudson City Bancorp., Inc.	$2,144,023

			2,144,023

Semiconductors: 2.5%
23,600	@	Broadcom Corp.	689,120
99,757		Intel Corp.	1,915,334
20,400	@	Micron Technology, Inc.	153,408
177,000		Texas Instruments, Inc.	4,476,330
86,200		Xilinx, Inc.	1,951,568

			9,185,760

Software: 5.8%
126,458		CA, Inc.	2,794,722
73,050	@	Compuware Corp.	506,967
51,114		Fidelity National Information Services, Inc.	1,155,176
15,500		IMS Health, Inc.	331,080
335,174		Microsoft Corp.	9,857,467
39,800	@	Novell, Inc.	155,618
289,463		Oracle Corp.	6,391,343

			21,192,373

Telecommunications: 6.4%
354,983		AT&T, Inc.	9,563,243
291,180	@	Cisco Systems, Inc.	6,813,612
11,518		Harris Corp.	505,640
74,701		Qualcomm, Inc.	3,361,545
111,100		Qwest Communications International, Inc.	405,515
50,500	@	Sprint Nextel Corp.	187,355
70,694		Verizon Communications, Inc.	2,224,033

			23,060,943

Transportation: 0.5%
9,900		CSX Corp.	470,052
17,400		Ryder System, Inc.	705,396
8,600		United Parcel Service, Inc. - Class B	494,242

			1,669,690

		Total Common Stock (Cost $292,745,116)	356,490,274

REAL ESTATE INVESTMENT TRUSTS: 1.0%
Apartments: 0.1%
8,970		Equity Residential	288,924

			288,924

Health Care: 0.1%
15,400		HCP, Inc.	482,020

			482,020

Regional Malls: 0.6%
30,430		Simon Property Group, Inc.	2,211,044

			2,211,044

Storage: 0.1%
6,050		Public Storage, Inc.	481,459

			481,459

Shares			Value

Warehouse/Industrial: 0.1%
15,500		Prologis	$202,740

			202,740

		Total Real Estate Investment Trusts (Cost $2,512,426)	3,666,187

		Total Long-Term Investments (Cost $295,257,542)	360,156,461

SHORT-TERM INVESTMENTS: 0.7%
Affiliated Mutual Fund: 0.6%
2,261,000	S	ING Institutional Prime Money Market Fund - Class I	2,261,000

		Total Mutual Fund (Cost $2,261,000)	2,261,000

Principal Amount			Value

Securities Lending Collateralcc: 0.1%
$294,136	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		$235,309

	Total Securities Lending Collateral (Cost $294,136)		235,309

	Total Short-Term Investments (Cost $2,555,136)		2,496,309

	Total Investments in Securities (Cost $297,812,678)*	100.1%	$362,652,770
	Other Assets and Liabilities - Net	(0.1)	(246,911)

	Net Assets	100.0%	$362,405,859

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
*	Cost for federal income tax purposes is $316,187,330.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$69,076,898
Gross Unrealized Depreciation	(22,611,458)

Net Unrealized Appreciation	$46,465,440

See Accompanying Notes to Financial Statements

33

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Asset Table
Investments, at value
Common Stock*	$356,490,274	$—	$—	$356,490,274
Real Estate Investment Trusts	3,666,187	—	—	3,666,187
Short-Term Investments	2,261,000	—	235,309	2,496,309

Total Investments, at value	$362,417,461	$—	$235,309	$362,652,770

Other Financial Instruments+:
Futures	79,055	—	—	79,055

Total Assets	$362,496,516	$—	$235,309	$362,731,825

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Fund's assets during the period ended November 30, 2009:

	Beginning Balance at 5/31/2009	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 11/30/2009
Asset Table
Investments, at value
Short-Term Investments	—	—	—	—	—	—	—	—	235,309	—	235,309

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$235,309	$—	$235,309

Total Assets	$—	$—	$—	$—	$—	$—	$—	$—	$235,309	$—	$235,309

As of November 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $-.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

34

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

ING Index Plus LargeCap Fund Open Futures Contracts on November 30, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
S&P 500	12	12/17/09	$79,055

			$79,055

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$79,055

Total Asset Derivatives		$79,055

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Futures
Equity contracts	$1,216,245

Total	$1,216,245

Derivatives not accounted for as hedging instruments under FASB ASC 815	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Futures
Equity contracts	$(169,380)

Total	$(169,380)

See Accompanying Notes to Financial Statements

35

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED)

Shares			Value

COMMON STOCK: 91.9%
Advertising: 0.2%
34,534		Harte-Hanks, Inc.	$331,872

			331,872

Aerospace/Defense: 0.0%
276	@	BE Aerospace, Inc.	5,319

			5,319

Agriculture: 0.4%
12,458	L	Universal Corp.	534,573

			534,573

Airlines: 0.1%
4,900	@	Alaska Air Group, Inc.	146,510

			146,510

Apparel: 1.0%
39,057	@	Timberland Co.	652,252
18,755	@	Warnaco Group, Inc.	763,516

			1,415,768

Auto Manufacturers: 0.6%
21,400		Oshkosh Truck Corp.	850,222

			850,222

Banks: 3.5%
38,414		Bancorpsouth, Inc.	891,205
14,172		Bank of Hawaii Corp.	647,660
24,734		Cullen/Frost Bankers, Inc.	1,187,727
37,000		International Bancshares Corp.	620,490
5,800	@	SVB Financial Group	219,588
31,800		Trustmark Corp.	609,288
17,052	L	Westamerica Bancorp.	907,166

			5,083,124

Beverages: 0.3%
6,028	@	Hansen Natural Corp.	210,799
9,308		PepsiAmericas, Inc.	275,517

			486,316

Biotechnology: 1.0%
7,485	@	Bio-Rad Laboratories, Inc.	723,725
2,950	@	Charles River Laboratories International, Inc.	94,843
16,900	@	Vertex Pharmaceuticals, Inc.	656,058

			1,474,626

Building Materials: 0.1%
25,700	@	Louisiana-Pacific Corp.	160,368

			160,368

Chemicals: 3.4%
18,821		Ashland, Inc.	676,239
10,916		Cabot Corp.	250,304
17,261		Lubrizol Corp.	1,251,768
14,616		Minerals Technologies, Inc.	772,309
40,500		Olin Corp.	679,185
14,313		RPM International, Inc.	280,535
10,119		Sensient Technologies Corp.	256,415
12,100		Terra Industries, Inc.	466,818
15,303		Valspar Corp.	401,245

			5,034,818

Shares			Value

Coal: 0.3%
20,398		Arch Coal, Inc.	$425,502

			425,502

Commercial Services: 7.4%
26,300		Aaron Rents, Inc.	659,341
2,729	@, L	Alliance Data Systems Corp.	166,442
26,539	@	Career Education Corp.	690,810
53,500	@	Corinthian Colleges, Inc.	792,870
8,782	@	Corrections Corp. of America	219,462
10,537	@	FTI Consulting, Inc.	487,442
20,630		Global Payments, Inc.	1,057,494
17,130	@	Hewitt Associates, Inc.	688,283
5,092	@	ITT Educational Services, Inc.	463,270
15,900	S	Kelly Services, Inc.	166,791
16,250		Lender Processing Services, Inc.	678,925
19,407		Manpower, Inc.	955,989
15,953	@	MPS Group, Inc.	217,758
22,154	@	Navigant Consulting, Inc.	293,541
5,018		Pharmaceutical Product Development, Inc.	107,586
50,310	@	Rent-A-Center, Inc.	889,984
47,950	@	SAIC, Inc.	854,469
138,800		Service Corp. International	1,071,536
11,300		Watson Wyatt Worldwide, Inc.	467,142

			10,929,135

Computers: 3.0%
23,950		Diebold, Inc.	602,103
19,075	@	DST Systems, Inc.	810,306
18,446		Jack Henry & Associates, Inc.	421,491
39,930	@	Micros Systems, Inc.	1,120,436
54,883	@	NCR Corp.	516,449
17,000	@, L	Palm, Inc.	185,470
31,449	@	Synopsys, Inc.	706,659

			4,362,914

Distribution/Wholesale: 2.0%
15,634	@	Fossil, Inc.	482,309
67,624	@	Ingram Micro, Inc.	1,148,932
16,700	@	LKQ Corp.	291,081
25,679	@	Tech Data Corp.	1,081,343

			3,003,665

Diversified Financial Services: 1.2%
16,378		Eaton Vance Corp.	493,633
9,873	@	Jefferies Group, Inc.	231,522
44,034		Raymond James Financial, Inc.	1,069,586

			1,794,741

Electric: 3.2%
31,053		DPL, Inc.	834,084
6,842		Great Plains Energy, Inc.	121,788
23,478		Hawaiian Electric Industries	466,273
22,800		Idacorp, Inc.	674,196
6,300		MDU Resources Group, Inc.	142,380
41,150		NSTAR	1,363,300
101,696		NV Energy, Inc.	1,183,741

			4,785,762

Electrical Components & Equipment: 0.8%
1,806		Ametek, Inc.	66,027
23,253		Hubbell, Inc.	1,055,919

			1,121,946

See Accompanying Notes to Financial Statements

36

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value

Electronics: 2.8%
40,340	@	Arrow Electronics, Inc.	$1,060,135
41,482	@	Avnet, Inc.	1,130,385
1,224	@, @@	Mettler Toledo International, Inc.	121,764
28,050	@	Thomas & Betts Corp.	1,023,825
5,277	@	Varian, Inc.	270,130
62,780	@	Vishay Intertechnology, Inc.	455,155

			4,061,394

Engineering & Construction: 2.5%
17,700	@	Aecom Technology Corp.	449,580
28,363	@	Dycom Industries, Inc.	220,948
48,154	S	KBR, Inc.	897,109
31,200	@	Shaw Group, Inc.	890,136
28,180	@	URS Corp.	1,170,879

			3,628,652

Entertainment: 0.3%
6,044		International Speedway Corp.	163,007
22,100	@	Scientific Games Corp.	312,715

			475,722

Environmental Control: 0.2%
9,792	@	Waste Connections, Inc.	317,750

			317,750

Food: 1.8%
16,703		Lancaster Colony Corp.	797,067
22,862	@	Ralcorp Holdings, Inc.	1,324,167
15,246		Ruddick Corp.	405,849
12,450	@	Smithfield Foods, Inc.	192,726

			2,719,809

Gas: 2.8%
26,251		AGL Resources, Inc.	906,972
40,894		Atmos Energy Corp.	1,120,087
58,666		Southern Union Co.	1,215,560
39,109		UGI Corp.	918,279

			4,160,898

Hand/Machine Tools: 0.4%
12,355		Lincoln Electric Holdings, Inc.	634,800

			634,800

Health Care - Products: 3.2%
1,695		Beckman Coulter, Inc.	110,107
15,334	@	Gen-Probe, Inc.	639,274
14,432	@	Henry Schein, Inc.	716,693
12,858		Hill-Rom Holdings, Inc.	285,190
39,308	@	Hologic, Inc.	568,787
25,510	@	Kinetic Concepts, Inc.	859,942
8,716	@	Resmed, Inc.	438,153
34,699		Steris Corp.	1,121,125

			4,739,271

Health Care - Services: 2.9%
34,772	@	Community Health Systems, Inc.	1,060,894
35,200	@	Health Net, Inc.	746,944
28,400	@	Kindred Healthcare, Inc.	422,024
30,043	@	Lincare Holdings, Inc.	1,067,127
11,750		Universal Health Services, Inc.	656,708
8,432	@	WellCare Health Plans, Inc.	278,172

			4,231,869

Shares			Value

Home Builders: 1.6%
24,890		MDC Holdings, Inc.	$738,984
1,290	@	NVR, Inc.	868,364
20,201		Ryland Group, Inc.	369,880
13,660		Thor Industries, Inc.	388,627

			2,365,855

Household Products/Wares: 0.7%
18,100		American Greetings Corp.	374,670
7,572		Church & Dwight Co., Inc.	447,051
4,210		Tupperware Corp.	195,976

			1,017,697

Insurance: 5.8%
40,636		American Financial Group, Inc.	985,829
17,745	@@	Everest Re Group Ltd.	1,510,277
17,551		Fidelity National Title Group, Inc.	243,783
20,189		Hanover Insurance Group, Inc.	840,468
45,635		HCC Insurance Holdings, Inc.	1,192,443
48,744		Protective Life Corp.	806,226
29,361		Reinsurance Group of America, Inc.	1,365,287
26,845		Stancorp Financial Group, Inc.	996,218
22,694		Unitrin, Inc.	506,303
5,877		WR Berkley Corp.	145,221

			8,592,055

Internet: 0.6%
5,298	@	Avocent Corp.	132,344
9,800	@	Digital River, Inc.	247,254
10,150	@	F5 Networks, Inc.	477,355
1,660	@, L	NetFlix, Inc.	97,326

			954,279

Investment Companies: 0.3%
44,098		Apollo Investment Corp.	424,223

			424,223

Iron/Steel: 1.2%
10,495		Cliffs Natural Resources, Inc.	462,410
22,250		Reliance Steel & Aluminum Co.	909,580
26,302		Steel Dynamics, Inc.	445,030

			1,817,020

Machinery - Construction & Mining: 0.9%
8,650		Bucyrus International, Inc.	447,984
15,605		Joy Global, Inc.	835,492

			1,283,476

Machinery - Diversified: 1.4%
5,927		Graco, Inc.	166,964
20,115		IDEX Corp.	596,007
1,345		Nordson Corp.	72,105
10,047		Roper Industries, Inc.	522,846
18,285		Wabtec Corp.	703,973

			2,061,895

Media: 0.6%
13,871		John Wiley & Sons, Inc.	519,469
15,200		Scholastic Corp.	383,192

			902,661

See Accompanying Notes to Financial Statements

37

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value

Metal Fabricate/Hardware: 1.7%
52,000		Commercial Metals Co.	$826,800
44,303		Timken Co.	1,092,955
6,719		Valmont Industries, Inc.	514,944
11,285		Worthington Industries	132,147

			2,566,846

Miscellaneous Manufacturing: 4.7%
31,612		Aptargroup, Inc.	1,141,825
7,003		Brink’s Co.	157,427
32,750		Carlisle Cos., Inc.	1,051,603
31,087		Crane Co.	868,882
12,129		Donaldson Co., Inc.	515,483
33,051		Harsco Corp.	1,025,573
40,427		Pentair, Inc.	1,216,853
17,489		SPX Corp.	931,989

			6,909,635

Office Furnishings: 0.0%
275		HNI, Corp.	6,949

			6,949

Oil & Gas: 3.2%
4,052	@	Bill Barrett Corp.	115,685
1,890	@	Encore Acquisition Co.	85,088
21,750		Frontier Oil Corp.	250,778
17,764		Helmerich & Payne, Inc.	667,038
17,094	@	Newfield Exploration Co.	722,734
72,147		Patterson-UTI Energy, Inc.	1,110,342
28,380	@	Pride International, Inc.	897,659
45,066	@	Quicksilver Resources, Inc.	599,828
7,700	@	Unit Corp.	289,597

			4,738,749

Oil & Gas Services: 1.1%
33,087	@	Helix Energy Solutions Group, Inc.	389,103
21,748	@	Oceaneering International, Inc.	1,188,093

			1,577,196

Packaging & Containers: 1.5%
30,684		Packaging Corp. of America	611,225
32,605		Sonoco Products Co.	918,809
35,097		Temple-Inland, Inc.	631,395

			2,161,429

Pharmaceuticals: 2.8%
30,840	@	Endo Pharmaceuticals Holdings, Inc.	679,405
21,271		Medicis Pharmaceutical Corp.	501,783
38,524		Omnicare, Inc.	892,986
30,432		Perrigo Co.	1,221,540
25,051	@, L	Valeant Pharmaceuticals International	818,917

			4,114,631

Pipelines: 0.5%
18,720		Oneok, Inc.	749,174

			749,174

Real Estate: 0.1%
3,182		Jones Lang LaSalle, Inc.	161,868

			161,868

Shares			Value

Retail: 8.1%
38,600	@	99 Cents Only Stores	$463,972
23,450		Advance Auto Parts, Inc.	921,585
23,670	@	Aeropostale, Inc.	745,605
33,700	L	Barnes & Noble, Inc.	786,558
6,232	@	BJ’s Wholesale Club, Inc.	216,313
15,172	S	Bob Evans Farms, Inc.	383,245
18,816		Brinker International, Inc.	259,661
18,839	@	Carmax, Inc.	374,519
48,736	@	Cheesecake Factory	917,699
40,100	@	Chico’s FAS, Inc.	564,207
5,580	@	Chipotle Mexican Grill, Inc.	465,651
25,843	@	Dollar Tree, Inc.	1,265,532
6,057		Guess ?, Inc.	224,412
7,541		MSC Industrial Direct Co.	346,132
45,566		Petsmart, Inc.	1,172,869
15,007		Phillips-Van Heusen	600,280
13,300		Regis Corp.	208,278
36,345	S	Ross Stores, Inc.	1,598,453
5,036	@	Urban Outfitters, Inc.	159,339
14,218		Williams-Sonoma, Inc.	288,910

			11,963,220

Savings & Loans: 1.7%
129,850		New York Community Bancorp., Inc.	1,517,936
80,000		NewAlliance Bancshares, Inc.	942,400

			2,460,336

Semiconductors: 1.3%
12,850	@	Cree, Inc.	614,616
88,700	@	Integrated Device Technology, Inc.	502,042
2,273	@	Lam Research Corp.	77,259
42,411	@	Semtech Corp.	679,424

			1,873,341

Software: 2.9%
16,160	@	ACI Worldwide, Inc.	266,317
29,903		Acxiom Corp.	345,081
2,697	@, L	Advent Software, Inc.	102,270
13,650	@	Ansys, Inc.	531,531
41,332		Broadridge Financial Solutions ADR	908,477
2,563	@	Cerner Corp.	192,968
32,413		Fair Isaac Corp.	591,537
11,600	@	MSCI, Inc. - Class A	353,452
40,000	@	Quest Software, Inc.	673,200
5,884	@	Sybase, Inc.	236,772

			4,201,605

Telecommunications: 1.9%
126,628	@	3Com Corp.	933,248
71,579	@	Cincinnati Bell, Inc.	213,305
22,367	@	CommScope, Inc.	562,083
17,640	@	NeuStar, Inc.	412,776
10,918		Plantronics, Inc.	252,752
11,900	@	Polycom, Inc.	256,564
55,700	@	RF Micro Devices, Inc.	240,624

			2,871,352

Toys/Games/Hobbies: 0.3%
8,750	@	Marvel Entertainment, Inc.	455,438

			455,438

See Accompanying Notes to Financial Statements

38

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value

Transportation: 1.6%
19,277		Landstar System, Inc.	$719,418
20,891		Overseas Shipholding Group	800,334
18,016		Tidewater, Inc.	809,819

			2,329,571

		Total Common Stock (Cost $119,006,250)	135,477,847

REAL ESTATE INVESTMENT TRUSTS: 6.9%
Apartments: 1.0%
9,824		BRE Properties, Inc.	307,786
9,733		Camden Property Trust	377,154
3,700		Essex Property Trust, Inc.	295,075
38,100		UDR, Inc.	570,357

			1,550,372

Diversified: 1.1%
27,945		Cousins Properties, Inc.	201,204
31,008		Duke Realty Corp.	347,600
24,600		Liberty Property Trust	729,144
10,664		Potlatch Corp.	313,948

			1,591,896

Forest Products & Paper: 0.5%
18,024		Rayonier, Inc.	716,274

			716,274

Health Care: 0.4%
18,700		Nationwide Health Properties, Inc.	635,987

			635,987

Hotels: 0.2%
13,600		Hospitality Properties Trust	263,976

			263,976

Office Property: 1.4%
10,491		Alexandria Real Estate Equities, Inc.	591,378
10,100		Corporate Office Properties Trust SBI MD	345,319
8,603		Highwoods Properties, Inc.	263,338
14,430		Mack-Cali Realty Corp.	442,857
9,700		SL Green Realty Corp.	430,874

			2,073,766

Regional Malls: 0.3%
14,052		Macerich Co.	418,188

			418,188

Shopping Centers: 1.2%
10,516	L	Equity One, Inc.	169,833
10,300		Federal Realty Investment Trust	662,496
10,130		Regency Centers Corp.	339,051
27,256		Weingarten Realty Investors	529,039

			1,700,419

Single Tenant: 0.4%
23,000	L	Realty Income Corp.	581,670

			581,670

Shares			Value

Warehouse/Industrial: 0.4%
27,645		AMB Property Corp.	$651,040

			651,040

		Total Real Estate Investment Trusts (Cost $8,574,510)	10,183,588

		Total Long-Term Investments (Cost $127,580,760)	145,661,435

SHORT-TERM INVESTMENTS: 2.9%
Affiliated Mutual Fund: 1.0%
1,445,000	S	ING Institutional Prime Money Market Fund - Class I	1,445,000

		Total Mutual Fund (Cost $1,445,000)	1,445,000

Principal Amount			Value
Securities Lending Collateralcc: 1.9%
$2,176,062	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		2,176,062
750,670	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		600,536

	Total Securities Lending Collateral (Cost $2,926,732)		2,776,598

	Total Short-Term Investments (Cost $4,371,732)		4,221,598

	Total Investments in Securities (Cost $131,952,492)*	101.7%	$149,883,033
	Other Assets and Liabilities - Net	(1.7)	(2,518,627)

	Net Assets	100.0%	$147,364,406

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at November 30, 2009.
*	Cost for federal income tax purposes is $135,410,723.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,856,412
Gross Unrealized Depreciation	(7,384,102)

Net Unrealized Appreciation	$14,472,310

See Accompanying Notes to Financial Statements

39

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Asset Table
Investments, at value
Common Stock*	$135,477,847	$—	$—	$135,477,847
Real Estate Investment Trusts	10,183,588	—	—	10,183,588
Short-Term Investments	3,621,062	—	600,536	4,221,598

Total Investments, at value	$149,282,497	$—	$600,536	$149,883,033

Liabilities Table
Other Financial Instruments+:
Futures	(25,266)	—	—	(25,266)

Total Liabilities	$(25,266)	$—	$—	$(25,266)

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Fund's assets during the period ended November 30, 2009:

	Beginning Balance at 5/31/2009	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 11/30/2009
Asset Table
Investments, at value
Short-Term Investments	—	—	—	—	—	—	—	—	600,536	—	600,536

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$600,536	$—	$600,536

Total Assets	$—	$—	$—	$—	$—	$—	$—	$—	$600,536	$—	$600,536

As of November 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $-.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

40

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

ING Index Plus MidCap Fund Open Futures Contracts on November 30, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Depreciation
Long Contracts
S&P MidCap 400	6	12/17/09	$(25,266)

			$(25,266)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets - Unrealized depreciation*	$25,266

Total Liability Derivatives		$25,266

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Futures
Equity contracts	$834,998

Total	$834,998

Derivatives not accounted for as hedging instruments under FASB ASC 815	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Futures
Equity contracts	$(318,628)

Total	$(318,628)

See Accompanying Notes to Financial Statements

41

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED)

Shares			Value

COMMON STOCK: 93.0%
Advertising: 0.3%
9,948	@	inVentiv Health, Inc.	$157,576

			157,576

Aerospace/Defense: 3.4%
3,708	@	AAR Corp.	69,191
6,862		Cubic Corp.	238,935
1,451		Curtiss-Wright Corp.	41,295
9,632	@	Esterline Technologies Corp.	389,036
35,200	@	Gencorp, Inc.	274,912
7,700		Kaman Corp.	174,405
2,593	@	Moog, Inc.	68,481
3,249		National Presto Industries, Inc.	302,709
22,770	@	Orbital Sciences Corp.	285,308
2,840	@	Teledyne Technologies, Inc.	95,197
3,443		Triumph Group, Inc.	165,230

			2,104,699

Agriculture: 0.3%
18,900	@	Alliance One International, Inc.	90,153
3,576		Andersons, Inc.	93,441

			183,594

Airlines: 0.5%
20,656		Skywest, Inc.	303,850

			303,850

Apparel: 2.7%
13,925	@	Carter’s, Inc.	302,869
10,596	@	CROCS, Inc.	51,603
4,171	@	Deckers Outdoor Corp.	386,360
20,137	@	Iconix Brand Group, Inc.	226,743
3,090		Oxford Industries, Inc.	66,281
11,550	@	True Religion Apparel, Inc.	212,982
2,470	@	Volcom, Inc.	38,779
13,119		Wolverine World Wide, Inc.	335,453

			1,621,070

Auto Parts & Equipment: 1.0%
11,622	@	ATC Technology Corp.	255,916
18,206		Spartan Motors, Inc.	94,307
9,613	@	Standard Motor Products, Inc.	86,421
11,672		Superior Industries International	167,143

			603,787

Banks: 6.2%
9,192		Bank Mutual Corp.	64,436
8,075		Bank of the Ozarks, Inc.	214,634
15,590		Community Bank System, Inc.	289,350
17,547		First Financial Bancorp.	233,200
6,800	S	First Financial Bankshares, Inc.	352,104
2,488		Hancock Holding Co.	103,003
3,919		Home Bancshares, Inc.	89,706
6,207		Independent Bank Corp.	126,933
3,300	@	Nara Bancorp., Inc.	33,363
11,860		Prosperity Bancshares, Inc.	472,384
12,298	@	Signature Bank	380,992
6,959		Simmons First National Corp.	176,132
8,139		Sterling Bancorp.	55,345
5,111		Tompkins Financial Corp.	203,929
33,172		Trustco Bank Corp.	204,340
7,615		UMB Financial Corp.	299,270
5,795	L	United Bankshares, Inc.	99,095

Shares			Value

Banks: (continued)
14,940		Wilshire Bancorp., Inc.	$104,729
10,444		Wintrust Financial Corp.	271,231

			3,774,176

Beverages: 0.5%
4,050	@	Green Mountain Coffee Roasters, Inc.	255,069
1,700	@	Peet’s Coffee & Tea, Inc.	55,352

			310,421

Biotechnology: 1.0%
6,800	@	Arqule, Inc.	24,412
13,172	@	Cambrex Corp.	69,680
17,510	@	Cubist Pharmaceuticals, Inc.	292,067
2,700	@	Emergent Biosolutions, Inc.	38,772
10,520	@	Martek Biosciences Corp.	183,048

			607,979

Building Materials: 2.1%
6,201		AAON, Inc.	117,447
17,275		Apogee Enterprises, Inc.	236,495
23,100		Comfort Systems USA, Inc.	263,109
8,100	@	Drew Industries, Inc.	156,735
8,710		Gibraltar Industries, Inc.	130,476
60,679	@	NCI Building Systems, Inc.	112,863
7,800		Universal Forest Products, Inc.	280,332

			1,297,457

Chemicals: 3.5%
2,613		Arch Chemicals, Inc.	70,055
9,220		Balchem Corp.	293,934
15,191		HB Fuller Co.	309,289
3,690		NewMarket Corp.	386,417
5,301	@	OM Group, Inc.	162,370
33,668	@	PolyOne Corp.	241,736
7,769		Quaker Chemical Corp.	151,418
12,805		Schulman A, Inc.	208,978
4,402		Stepan Co.	276,093
1,402		Zep, Inc.	24,787

			2,125,077

Commercial Services: 4.0%
8,058		ABM Industries, Inc.	148,509
6,520	@	AMN Healthcare Services, Inc.	52,095
2,700	@	Capella Education Co.	192,456
1,510		Chemed Corp.	68,222
2,779	@	Consolidated Graphics, Inc.	81,981
662	@	Corvel Corp.	19,787
8,550	@	Forrester Research, Inc.	214,178
9,250	@	Geo Group, Inc.	183,890
2,826	S	Hillenbrand, Inc.	51,716
67	@	HMS Holdings Corp.	2,962
10,522	@	Kendle International, Inc.	157,514
3,100		Monro Muffler, Inc.	92,938
26,510	@	On Assignment, Inc.	168,073
5,732	@, L	Pre-Paid Legal Services, Inc.	218,275
4,683	@	Spherion Corp.	24,492
14,297	@	TeleTech Holdings, Inc.	275,789
7,450	@	Ticketmaster	78,449
648	@	Universal Technical Institute, Inc.	12,241
1,372		Viad Corp.	25,341
12,536	@	Wright Express Corp.	365,675

			2,434,583

See Accompanying Notes to Financial Statements

42

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value

Computers: 2.8%
8,904	@	Agilysys, Inc.	$73,458
7,311	@	CACI International, Inc.	339,377
38,306	@	Ciber, Inc.	121,430
2,600	@	Compellent Technologies, Inc.	54,002
20,997	@	Insight Enterprises, Inc.	213,120
10,400	@	Manhattan Associates, Inc.	245,024
5,300	@	Netscout Systems, Inc.	66,727
3,350	@	Radiant Systems, Inc.	32,462
15,910	@	Radisys Corp.	148,440
5,100	@	SYKES Enterprises, Inc.	125,205
11,139	@, L	Synaptics, Inc.	300,085

			1,719,330

Cosmetics/Personal Care: 0.1%
460	@	Chattem, Inc.	30,286

			30,286

Distribution/Wholesale: 1.0%
27,271	@	Brightpoint, Inc.	195,806
10,647	@	Scansource, Inc.	247,756
1,329	@	United Stationers, Inc.	67,699
2,330		Watsco, Inc.	116,873

			628,134

Diversified Financial Services: 1.3%
734		Greenhill & Co., Inc.	59,931
25,836		National Financial Partners Corp.	225,807
3,519	@	Stifel Financial Corp.	189,041
5,646		SWS Group, Inc.	70,236
8,582	@, L	World Acceptance, Corp.	251,710

			796,725

Electric: 0.8%
1,407		Avista Corp.	29,280
3,376		Central Vermont Public Service Corp.	65,528
566		CH Energy Group, Inc.	22,855
6,379		UIL Holdings Corp.	171,978
7,472		Unisource Energy Corp.	222,815

			512,456

Electrical Components & Equipment: 0.2%
5,484		Encore Wire Corp.	109,132

			109,132

Electronics: 4.2%
3,950		American Science & Engineering, Inc.	274,723
2,455		Bel Fuse, Inc.	43,797
22,240	@	Benchmark Electronics, Inc.	400,987
3,749		Brady Corp.	111,270
17,057	@	Checkpoint Systems, Inc.	241,868
19,210		CTS Corp.	178,077
4,050	L	Daktronics, Inc.	34,304
481	@	Dionex Corp.	33,723
8,100	@	Electro Scientific Industries, Inc.	78,813
1,008		Methode Electronics, Inc.	8,024
20,662	@	Newport Corp.	151,039
9,701		Park Electrochemical Corp.	229,429
9,162	@	Plexus Corp.	248,840
17,305		Technitrol, Inc.	87,563
15,195	@	TTM Technologies, Inc.	157,572
10,050		Watts Water Technologies, Inc.	308,033

			2,588,062

Shares			Value

Engineering & Construction: 1.0%
19,814	@	EMCOR Group, Inc.	$471,573
2,200	@	Exponent, Inc.	59,378
3,300	@	Stanley, Inc.	88,044

			618,995

Environmental Control: 0.8%
2,825	@	Calgon Carbon Corp.	39,522
8,495	@	Darling International, Inc.	60,484
14,615	@	Tetra Tech, Inc.	384,959

			484,965

Food: 1.5%
2,000		Calavo Growers, Inc.	33,760
4,104		Diamond Foods, Inc.	126,732
6,600		J&J Snack Foods Corp.	238,260
7,900		Nash Finch Co.	259,199
4,700		Sanderson Farms, Inc.	188,799
1,424	@	TreeHouse Foods, Inc.	49,655
1,890	@	United Natural Foods, Inc.	47,647

			944,052

Forest Products & Paper: 1.0%
7,246	@	Buckeye Technologies, Inc.	70,141
3,450	@	Clearwater Paper Corp.	169,499
6,400		Schweitzer-Mauduit International, Inc.	393,984

			633,624

Gas: 1.6%
7,934		Laclede Group, Inc.	248,414
11,361		New Jersey Resources Corp.	400,248
1,250		Northwest Natural Gas Co.	53,600
6,190		Piedmont Natural Gas Co.	146,703
5,550		Southwest Gas Corp.	145,466

			994,431

Hand/Machine Tools: 0.2%
1,945		Baldor Electric Co.	50,084
1,994		Regal-Beloit Corp.	94,635

			144,719

Health Care - Products: 3.2%
11,300	@	Align Technology, Inc.	184,868
22,000	@	American Medical Systems Holdings, Inc.	386,540
2,000	@	Cantel Medical Corp.	35,800
1,766		Cooper Cos., Inc.	59,143
10,150	@	Cyberonics	182,700
850	@	Haemonetics Corp.	45,373
6,800	@	Hanger Orthopedic Group, Inc.	90,712
11,659		Invacare Corp.	290,309
9,150	@	Kensey Nash Corp.	213,104
18,166	@	PSS World Medical, Inc.	351,512
5,966	@	Symmetry Medical, Inc.	47,847
1,470	L	West Pharmaceutical Services, Inc.	56,669

			1,944,577

Health Care - Services: 6.2%
1,135	@	Air Methods Corp.	39,123
2,429	@	Almost Family, Inc.	87,760
9,218	@, L	Amedisys, Inc.	341,435
6,090	@	AMERIGROUP Corp.	144,394
14,134	@, S	Amsurg Corp.	292,715

See Accompanying Notes to Financial Statements

43

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value

Health Care - Services: (continued)
14,134	@	Centene Corp.	$266,002
1,700	@	Genoptix, Inc.	61,625
10,483	@	Gentiva Health Services, Inc.	247,923
19,004	@	Healthspring, Inc.	314,706
1,789	@	Healthways, Inc.	30,717
8,837	@	LHC Group, Inc.	271,914
12,650	@	Magellan Health Services, Inc.	465,141
10,940	@, S	Mednax, Inc.	614,937
8,074	@	Molina Healthcare, Inc.	168,747
17,961	@	Odyssey HealthCare, Inc.	260,973
7,100	@	RehabCare Group, Inc.	200,007

			3,808,119

Home Builders: 0.6%
14,060	@	M/I Homes, Inc.	154,098
8,010	@	Meritage Homes Corp.	142,818
29,578	@	Standard-Pacific Corp.	94,354

			391,270

Home Furnishings: 0.7%
2,880	@	Digital Theater Systems, Inc.	86,803
24,877		La-Z-Boy, Inc.	237,575
5,570	@	Universal Electronics, Inc.	119,811

			444,189

Household Products/Wares: 0.7%
19,833	@	Central Garden & Pet Co.	163,622
12,566	@	Helen of Troy Ltd.	258,231

			421,853

Housewares: 0.5%
7,876		Toro Co.	313,780

			313,780

Insurance: 3.2%
7,989		American Physicians Capital, Inc.	217,940
8,063	@, S	Amerisafe, Inc.	136,184
14,520		Delphi Financial Group	317,407
5,931		Infinity Property & Casualty Corp.	237,003
9,319	@	ProAssurance Corp.	496,237
1,163		RLI Corp.	58,650
7,570		Safety Insurance Group, Inc.	269,643
3,993		Selective Insurance Group	62,291
7,110		Tower Group, Inc.	175,475

			1,970,830

Internet: 2.9%
6,203	@	Blue Coat Systems, Inc.	163,945
2,180	@, L	Blue Nile, Inc.	121,840
5,173	@	Cybersource Corp.	88,820
4,764	@	DealerTrack Holdings, Inc.	81,274
23,874	@	eResearch Technology, Inc.	140,857
11,363	@	Infospace, Inc.	92,949
13,965	@	j2 Global Communications, Inc.	277,624
4,546		Nutri/System, Inc.	112,286
18,680	@	Perficient, Inc.	156,538
10,912	@	Stamps.com, Inc.	97,226
29,677		United Online, Inc.	201,804
13,811	@	Websense, Inc.	217,247

			1,752,410

Shares			Value

Leisure Time: 0.2%
5,950	@	Interval Leisure Group, Inc.	$68,068
1,710		Polaris Industries, Inc.	74,607

			142,675

Machinery - Diversified: 1.2%
9,649		Briggs & Stratton Corp.	181,980
7,813		Gardner Denver, Inc.	292,441
8,494	@	Gerber Scientific, Inc.	42,470
3,662	@	Intermec, Inc.	45,006
2,778		Lindsay Manufacturing Co.	97,480
2,100		Robbins & Myers, Inc.	48,279

			707,656

Metal Fabricate/Hardware: 0.6%
1,617		Lawson Products	23,204
13,362		Mueller Industries, Inc.	314,141

			337,345

Mining: 0.3%
1,300		Amcol International Corp.	35,425
2,841	@	Brush Engineered Materials, Inc.	50,286
9,630	@	Century Aluminum Co.	93,893

			179,604

Miscellaneous Manufacturing: 2.7%
12,941		Actuant Corp.	211,327
1,796		Acuity Brands, Inc.	57,975
6,500		AO Smith Corp.	272,480
7,137	@	AZZ, Inc.	241,587
8,846	@	Ceradyne, Inc.	149,586
3,670		Clarcor, Inc.	116,963
12,206		John Bean Technologies Corp.	209,577
10,197		Myers Industries, Inc.	84,329
2,100		Standex International Corp.	38,325
3,692		Sturm Ruger & Co., Inc.	39,726
15,994		Tredegar Corp.	230,474

			1,652,349

Oil & Gas: 1.4%
9,459	@	Atwood Oceanics, Inc.	356,415
1,913	@	Petroquest Energy, Inc.	10,770
4,861		St. Mary Land & Exploration Co.	157,399
16,143	@	Stone Energy Corp.	305,264

			829,848

Oil & Gas Services: 2.0%
446	@	Basic Energy Services, Inc.	3,068
2,276	@	Dril-Quip, Inc.	122,927
3,621		Gulf Island Fabrication, Inc.	79,626
11,457	@	Matrix Service Co.	98,072
13,828	@	Oil States International, Inc.	496,010
5,554	@	SEACOR Holdings, Inc.	425,436

			1,225,139

Packaging & Containers: 0.8%
10,190		Rock-Tenn Co.	460,282

			460,282

Pharmaceuticals: 1.1%
2,310	@	Catalyst Health Solutions, Inc.	78,563
13,432	@	Par Pharmaceutical Cos., Inc.	318,607
18,093	@	PharMerica Corp.	272,300

			669,470

See Accompanying Notes to Financial Statements

44

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value

Real Estate: 0.4%
14,313	@	Forestar Real Estate Group, Inc.	$265,506

			265,506

Retail: 11.7%
10,246		Big 5 Sporting Goods Corp.	167,420
3,100	@	BJ’s Restaurants, Inc.	52,917
7,518		Buckle, Inc.	205,542
20,632	@, L	Cabela’s, Inc.	248,822
10,500	@	California Pizza Kitchen, Inc.	131,880
13,894		Casey’s General Stores, Inc.	425,017
4,010		Cash America International, Inc.	128,962
14,802		Cato Corp.	283,162
3,926	@	CEC Entertainment, Inc.	114,482
7,836		Cracker Barrel Old Country Store	294,320
4,700	@, L	DineEquity, Inc.	100,157
15,460	@, L	Dress Barn, Inc.	331,926
7,900	@	Ezcorp, Inc.	116,683
8,750		Finish Line	77,438
14,450	@	First Cash Financial Services, Inc.	275,995
23,202		Fred’s, Inc.	226,684
10,898		Group 1 Automotive, Inc.	275,066
8,157	@	Gymboree Corp.	325,627
10,750	@	HOT Topic, Inc.	61,705
6,900	@	HSN, Inc.	123,648
8,119	@	Jo-Ann Stores, Inc.	270,850
6,476	@	JoS. A Bank Clothiers, Inc.	264,286
16,697	@	Lithia Motors, Inc.	121,220
10,600	@	MarineMax, Inc.	74,200
1,553		Men’s Wearhouse, Inc.	31,681
4,368	@	OfficeMax, Inc.	46,213
12,200	@	Papa John’s International, Inc.	269,864
11,679		PetMed Express, Inc.	191,769
9,218	@, L	PF Chang’s China Bistro, Inc.	300,691
19,310	@	Ruby Tuesday, Inc.	122,232
13,267	@	Sonic Automotive, Inc.	117,413
16,444		Stage Stores, Inc.	198,808
5,757	@	Steak N Shake Co.	66,090
7,882	@	Stein Mart, Inc.	80,948
13,972	@	Texas Roadhouse, Inc.	143,632
9,930	@	Tractor Supply Co.	463,632
7,640		World Fuel Services Corp.	406,295

			7,137,277

Savings & Loans: 0.6%
13,500		Brookline Bancorp., Inc.	128,385
20,705		Dime Community Bancshares	232,724

			361,109

Semiconductors: 3.6%
4,839	@	Cabot Microelectronics Corp.	148,025
36,216	@	Cypress Semiconductor Corp.	346,587
4,220	@	Diodes, Inc.	74,019
7,287	@	DSP Group, Inc.	45,835
17	@	Hittite Microwave Corp.	641
51,276	@	Kopin Corp.	221,000
6,246		Micrel, Inc.	44,659
18,726	@	Microsemi Corp.	285,197
1,313	@	Rudolph Technologies, Inc.	8,535
13,240	@, L	Sigma Designs, Inc.	154,643
43,485	@	Skyworks Solutions, Inc.	535,287
5,959	@	Varian Semiconductor Equipment Associates, Inc.	173,586

Shares			Value

Semiconductors: (continued)
4,850	@	Veeco Instruments, Inc.	$132,454

			2,170,468

Software: 1.3%
1,839		Blackbaud, Inc.	40,936
1,640	@	Commvault Systems, Inc.	34,112
3,161	@	Concur Technologies, Inc.	117,147
11,726	@	CSG Systems International	227,015
6,100	@	Digi International, Inc.	48,129
1,724	@	Eclipsys Corp.	31,618
3,475	@	Epicor Software Corp.	26,063
5,900	@	Smith Micro Software, Inc.	37,347
8,450	@	SYNNEX Corp.	239,220

			801,587

		Telecommunications: 4.0%
9,418	@	Anixter International, Inc.	407,046
2,771		Applied Signal Technology, Inc.	54,783
34,858	@	Arris Group, Inc.	348,231
7,700		Black Box Corp.	217,063
6,450	@	Comtech Telecommunications	185,373
11,000	@	EMS Technologies, Inc.	141,680
3,131	@	General Communication, Inc.	18,911
15,142	@	Harmonic, Inc.	76,619
14,027	@	Netgear, Inc.	278,436
10,200	@	Neutral Tandem, Inc.	235,314
10,358	@, L	Novatel Wireless, Inc.	86,800
17,493	@	Symmetricom, Inc.	76,794
7,039	@	Tekelec	100,095
18,423	@	USA Mobility, Inc.	183,862

			2,411,007

		Textiles: 0.8%
7,766		G&K Services, Inc.	171,629
6,788		Unifirst Corp.	298,333

			469,962

		Transportation: 0.3%
4,865	@	Bristow Group, Inc.	166,967

			166,967

		Total Common Stock (Cost $50,339,778)	56,764,459

REAL ESTATE INVESTMENT TRUSTS: 6.1%
Apartments: 1.1%
6,429		Home Properties, Inc.	288,855
8,801		Mid-America Apartment Communities, Inc.	409,335

			698,190

Diversified: 0.1%
1,516		Entertainment Properties Trust	47,890

			47,890

Health Care: 2.1%
18,550		Healthcare Realty Trust, Inc.	409,770
9,366		LTC Properties, Inc.	240,800
30,060		Senior Housing Properties Trust	624,346

			1,274,916

See Accompanying Notes to Financial Statements

45

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Shares			Value

Hotels: 0.1%
3,315		LaSalle Hotel Properties	$61,758

			61,758

Office Property: 0.4%
5,695		BioMed Realty Trust, Inc.	77,965
7,766		Franklin Street Properties Corp.	87,678
1,216		Kilroy Realty Corp.	36,638
2,931		Parkway Properties, Inc.	54,722

			257,003

Regional Malls: 0.1%
6,173		Pennsylvania Real Estate Investment Trust	45,618

			45,618

Shopping Centers: 0.8%
11,500		Acadia Realty Trust	187,105
13,800		Cedar Shopping Centers, Inc.	83,352
1,806		Tanger Factory Outlet Centers, Inc.	70,886
9,951		Urstadt Biddle Properties, Inc.	136,528

			477,871

Single Tenant: 0.2%
7,627		National Retail Properties, Inc.	152,845

			152,845

Storage: 0.6%
31,938		Extra Space Storage, Inc.	350,999

			350,999

Warehouse/Industrial: 0.6%
9,208		EastGroup Properties, Inc.	349,167

			349,167

		Total Real Estate Investment Trusts (Cost $3,471,531)	3,716,257

		Total Long-Term Investments (Cost $53,811,309)	60,480,716

SHORT-TERM INVESTMENTS: 4.9%
Affiliated Mutual Fund: 1.2%
729,000	S	ING Institutional Prime Money Market Fund - Class I	729,000

		Total Mutual Fund (Cost $729,000)	729,000

Principal Amount			Value

Securities Lending Collateralcc: 3.7%
$2,035,058	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$2,035,058
334,426	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		267,541

	Total Securities Lending Collateral (Cost $2,369,484)		2,302,599

	Total Short-Term Investments (Cost $3,098,484)		3,031,599

	Total Investments in Securities (Cost $56,909,793)*	104.0%	$63,512,315
	Other Assets and Liabilities - Net	(4.0)	(2,467,191)

	Net Assets	100.0%	$61,045,124

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at November 30, 2009.
*	Cost for federal income tax purposes is $58,225,542.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,769,108
Gross Unrealized Depreciation	(4,482,335)

Net Unrealized Appreciation	$5,286,773

See Accompanying Notes to Financial Statements

46

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Asset Table
Investments, at value
Common Stock*	$56,764,459	$—	$—	$56,764,459
Real Estate Investment Trusts	3,716,257	—	—	3,716,257
Short-Term Investments	2,764,058	—	267,541	3,031,599

Total Investments, at value	$63,244,774	$—	$267,541	$63,512,315

Liabilities Table
Other Financial Instruments+:
Futures	(6,927)	—	—	(6,927)

Total Liabilities	$(6,927)	$—	$—	$(6,927)

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Fund's assets during the period ended November 30, 2009:

	Beginning Balance at 5/31/2009	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 11/30/2009
Asset Table
Investments, at value
Short-Term Investments	—	—	—	—	—	—	—	—	267,541	—	267,541

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$267,541	$—	$267,541

Total Assets	$—	$—	$—	$—	$—	$—	$—	$—	$267,541	$—	$267,541

As of November 30, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $-.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

47

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

ING Index Plus SmallCap Fund Open Futures Contracts on November 30, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Depreciation
Long Contracts
Russell 2000 Mini	14	12/18/09	$(6,927)

			$(6,927)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of November 30, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets - Unrealized depreciation*	$6,927

Total Liability Derivatives		$6,927

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income Futures
Equity contracts	$287,768

Total	$287,768

Derivatives not accounted for as hedging instruments under FASB ASC 815	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income Futures
Equity contracts	$(26,961)

Total	$(26,961)

See Accompanying Notes to Financial Statements

48

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the funds’ participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-ADEABCIOR	(1109-012610)

Semi-Annual Report

November 30, 2009

Classes A, B, C, I and O

Strategic Allocation Funds-of-Funds

■	ING Strategic Allocation Conservative Fund

■	ING Strategic Allocation Growth Fund

■	ING Strategic Allocation Moderate Fund

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

As of this writing, we are racing in the fast lane between Thanksgiving and the New Year, trying to complete holiday preparations, finish some work and get ready for 2010. This letter affords a brief chance for reflection on the past year and a look ahead.

We have made it through 2009 and now look hopefully toward 2010. By the time you read this, it will be late January or early February. We will have marked the first year of President Obama’s term and no doubt will have heard many arguments for and against his policies. Will Congress have passed health care reform? Will we have another stimulus package to promote employment? The answers to these questions may be known by the time this letter is published, but they are not as of now.

However, a few things are clear: government fiscal and monetary stimulus kept the world economy from imploding in 2009 and helped the financial markets recover. Will the recovery stay on track? We believe it will. In the United States, the manufacturing sector has begun to recover and the housing market appears to be stabilizing. We look for above-trend economic growth by mid-2010. Job growth should turn positive early in the year.

Unemployment, however, is likely to fall quite slowly. As a result, we expect stagnating household income to make retirement saving more difficult for many. The stock market has performed well this year, but it would not be prudent to assume any market rebound would fully make up for lost savings or lost time. Investors will have to reconsider the rate at which they save for retirement if they wish to attain their goals.

As the New Year begins, it may be a good time to review your portfolio and savings plans with your financial advisor to ensure your program reflects any changes in your needs. As always, we encourage you to discuss these points thoroughly with your advisor before taking any action in your portfolio.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

December 9, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2009

In our previous fiscal year, global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), lost 32.3%. But a rally had commenced in March and this persisted into the first half of the current fiscal year, during which global equities returned 15.7%. By the end of November, equities had rallied 55% from the March 9, 2009 low point. In currencies, the U.S. dollar, perhaps the new funding currency for carry trades because of very low dollar interest rates, maintained its weakening trend, falling 5.6% against the euro, 1.9% against the pound and 9.2% against the yen, for the six month period ended November 30, 2009.

From its earliest days in mid-March, the resurgence of risky asset classes like equities encountered skeptics. It was based they said, not on good economic news but news that was merely less awful. Banks’ new-found earnings relied on extraordinarily low interest rates to depositors and “special” items. The U.S. government’s willingness to incur $1.75 trillion in additional debt to bail out banks, insurers, auto companies and people who bought housing beyond their means, while the Federal Reserve printed money to buy the debt and keep interest rates down, would have its day of inflationary reckoning.

But the believers would have none of it. Conditions don’t go from bad to good in one step, they said. The news has to get less bad first. The richest harvest must start with a few green shoots in an empty field. We heard about “green shoots” all spring and into the summer.

However described, the news on which markets advanced was on balance improving, albeit weakly and erratically.

In housing the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities had sunk a record 19% year-over-year in January. But after steady improvement, the report published in November showed a decline of just half of that level. Yet conditions were still weak with residential mortgage delinquency rates at record levels. The housing market became heavily influenced by an $8,000 government tax credit to first-time home buyers. Originally set to expire on November 30, 2009, it proved such a popular success that on November 6 it was extended to April 30, 2010. Both existing and new homes sales were surging as the six month period ended, boosted in addition by 30-year mortgage rates matching the all-time low of 4.78%.

Similarly a “Cash-for-Clunkers” program under which the U.S. government offered to subsidize the trade in of old vehicles for newer, more efficient models was vigorously taken up. Retail sales and industrial production were boosted. Auto companies re-opened production lines.

And after four straight falls, third quarter gross domestic product (“GDP”) growth was estimated at 2.8% annualized.

But so much of the outlook depended on jobs. Payroll cuts fell to a little more than one third of the January level, but they spiked up again in the October report and in November the unemployment rate was estimated at 10.2%, another 26-year high. The average work week matched the lowest since records began in 1964. Wage growth remained insipid at 2.4%, the lowest since 2004. Increasingly commentators asked what kind of real recovery could take place under these conditions and as the various government support programs expired. They couldn’t last forever: the budget deficit for the government’s fiscal year ending in September 2009 was 9.9% of GDP.

In fixed income markets the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 6.21% for the six months ended November 30, 2009. But within this figure the Barclays Capital U.S. Treasury Index(4) only gained 3.25%, as greater risk appetite was reinforced by concerns about massive government borrowing, while the Barclays Capital Corporate Investment Grade Bond Index(5) added 13.45%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did better still: up 20.87%.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 20.5% for the six months ended November 30, 2009, led by technology with a 27.6% rise. Operating profits for S&P 500® companies suffered their ninth straight quarter of decline in the third quarter and by the end of September the price to earnings (“P/E”) ratio of the S&P 500® Index, based on operating earnings in the trailing four quarters, was the highest since the first quarter of 2002. Volatility picked up in October and when on October 30th it was announced that consumer spending had fallen with incomes flat, the market dropped more than 2%, leading to a monthly fall for the first month in eight. But this was recouped three times over in November.

In international markets, referring to MSCI indices in local currencies with net reinvested dividends, the

2

MARKET PERSPECTIVE:  SIX MONTHS ENDED NOVEMBER 30, 2009

MSCI Japan® Index(8) fell 5.6% for the six months ended November 30, 2009 despite reported GDP growth of 4.7% annualized. It was narrowly based: domestic demand was still in the doldrums, with wages down for 17 straight months and deflation again at record levels. The MSCI Europe ex UK® Index(9) advanced 15.6% for the six months ended November 30, 2009. GDP registered its first quarterly increase, 0.4%, since the first quarter of 2008. Consumer prices stopped falling in November and the unemployment rate leveled off at 9.8%. Although banks were still not lending, the Eurozone’s main executive and consumer sentiment measure improved every month. Despite a third quarter fall in GDP of 0.3%, the MSCI UK® Index(10) rose 19.8% for the six months ended November 30, 2009. A recovering housing market improved the mood, with house prices up for the fourth straight month in November as mortgage approvals boomed. The unemployment rate finally stabilized, then slipped back to 7.8%, and retail sales were firming as our fiscal half-year ended.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index

includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING STRATEGIC ALLOCATION FUNDS	PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Conservative Fund seeks to provide total return (i.e., income and capital growth both realized and unrealized) consistent with preservation of capital. ING Strategic Allocation Growth Fund seeks to provide capital appreciation. ING Strategic Allocation Moderate Fund seeks to provide income and capital appreciation, both realized and unrealized. ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively, the “Funds”) are managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six month period ended November 30, 2009 (“Reporting Period”), ING Strategic Allocation Conservative Fund’s Class A shares, excluding sales charges, provided a total return of 14.03% compared to the Barclays Capital U.S. Aggregate Bond Index(1) and the Strategic Allocation Conservative Composite Index(2), which returned 6.21% and 13.09%, respectively, during the same period. For the Reporting Period, ING Strategic Allocation Growth Fund’s Class A shares, excluding sales charges, provided a total return of 17.52% compared to the Russell 3000® Index(3) and the Strategic Allocation Growth Composite Index(4), which returned 20.17% and 18.39%, respectively, during the same period. For the Reporting Period, ING Strategic Allocation Moderate Fund’s Class A shares, excluding sales charges, provided a total return of 16.02% compared to the Russell 3000® Index(3) and the Strategic Allocation Moderate Composite Index(5), which returned 20.17% and 15.75%, respectively, during the same period.

Portfolio Specifics: The Funds remained at their strategic allocation weights to the underlying funds and thus allocation results were flat. All asset classes demonstrated positive absolute returns. On a relative basis, our bond and real estate exposures were the largest contributors to outperformance.

The largest relative contributor against the composite indices was the fixed income portion of the Funds. ING Intermediate Bond Fund significantly outperformed its sub-benchmark, the Barclays Capital U.S. Aggregate Bond Index, because of its overweight to non-agency, residential mortgage-backed securities (“RMBS”) and its overweight to corporate credit, especially financials. Also contributing to results were foreign exchange trading (largely short the U.S. dollar) and overweights to high yield and emerging market debt.

ING Real Estate Fund outperformed compared to the MSCI US REIT® Index as the result of improving economic news, a remarkable recovery in capital markets and the anticipation that real estate investment trusts (“REITs”) are increasingly well positioned to benefit from the repricing of real estate over the next few years. Economic data appear to have stabilized and capital markets continue to provide U.S. property companies access to capital at increasingly competitive costs. For ING Real Estate Fund, stock selection in the office, industrial, mall, shopping center and healthcare sectors provided the largest source of outperformance.

On the equity side, ING Tactical Asset Allocation Fund outperformed the S&P 500® Index as its futures overlay strategy benefited performance. Country selection contributed to results, particularly through our average long equities exposure. More specifically, average long exposure to equities in Spain, the U.S. and Singapore and average short exposure to Japanese equities had a positive effect.

Conversely, due to security selection, ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund underperformed their respective sub-benchmarks, the S&P 500® Index, S&P Midcap Index and S&P Smallcap Index, for the period. During the period, the Funds’ positions in the ING Index Plus LargeCap, MidCap and SmallCap Funds, and their positions in ING Real Estate Fund, were replaced with positions in ING Growth and Income Fund, ING MidCap Opportunities Fund, ING Small Company Fund and ING Global Real Estate Fund. These changes were made for performance reasons.

The ING Index Plus International Equity Fund slightly lagged the performance of the MSCI Europe, Australasia and Far East® Index. By design, the Fund maintains economic sector and regional weightings in a tight range around those of the benchmark.

Current Strategy & Outlook: We remain constructive on prospects for a U.S. and global economic recovery, in particular for a continued recovery in earnings. The initial report on third quarter U.S. gross domestic product (“GDP”) showed greater than expected growth at a 3.5% annual rate, suggesting that the recession most likely ended at mid-year, as we had expected. The National Bureau of Economic Research will decide the official date for the start of recovery.

In many respects, the U.S. recovery is following typical cyclical patterns despite the severity of the recession and financial crisis. Sharply declining industrial production and widespread inventory liquidation have now given way to a recovery in manufacturing. In our opinion, strong productivity gains, at a 9.5% annual rate in the third quarter, are

4

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION FUNDS

leading to an impressive recovery of profits, which should set the stage for a revival in capital spending and hiring. We believe the unemployment rate may rise further before it starts to decline next year. We believe that the recovery will develop into a sustainable expansion in 2010, but understand that the transition is uncertain.

Policy remains stimulative in the U.S. and around the world. G-20 finance ministers have pledged to maintain stimulus as long as needed to support growth. While we do not expect another large U.S. fiscal package, we believe some smaller targeted measures are likely. We do not expect the Federal Reserve Board to begin reversing its current monetary stance until mid-2010.

The Funds are actively managed and may deviate from their strategic weights.

(1) The Barclays Capital Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(2) The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 6 for additional information.

(3) The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(4) The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 6 for additional information.

(5) The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 6 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	ING STRATEGIC ALLOCATION GROWTH FUND	ING STRATEGIC ALLOCATION MODERATE FUND

5

ING STRATEGIC ALLOCATION FUND	PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively, the “Funds”) seek to achieve their individual investment objectives by investing in a combination of underlying funds according to each Fund’s target allocation. The Funds are managed by ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Sub-Adviser uses the Strategic Allocation Conservative Composite, Strategic Allocation

Growth Composite, and Strategic Allocation Moderate Composite indices (each a “Composite Index” and collectively, “Composite Indices”) as benchmarks to which it compares the performance of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, respectively. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

	Standard & Poor’s 500® Composite Stock Price Index(1)	Standard & Poor’s MidCap 400 Index(2)	Standard & Poor’s SmallCap 600 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East® Index(4)	Dow Jones Wilshire Real Estate Securities Index(5)	Barclays Capital Aggregate Bond Index(6)	30-Day U.S. T-Bill(7)
Strategic Allocation Conservative Composite	20%	4%	4%	13%	4%	50%	5%
Strategic Allocation Growth Composite	37%	9%	9%	25%	5%	13%	2%
Strategic Allocation Moderate Composite	28%	6%	6%	20%	5%	32%	3%

(1)	The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.
(2)

The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is a market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.

(3)	The Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”) is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.
(4)

The Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5)	The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies.
(6)

The Barclays Capital Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed, asset backed and corporate debt securities.

(7)	The 30-Day U.S. T-Bill is a U.S. government issued short-term debt sold at a discount and then redeemed at maturity at the full face value.

The following table illustrates the asset allocation of each Fund to the underlying asset class allocation targets as of November 30, 2009.

Underlying Asset Allocation Targets(8)	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
U.S. Large-Capitalization Stocks	20%	37%	28%
U.S. Mid-Capitalization Stocks	4%	9%	6%
U.S. Small-Capitalization Stocks	4%	9%	6%
Non-U.S./International Stocks	13%	25%	20%
Real Estate Stocks	4%	5%	5%
Fixed-Income Securities	50%	13%	32%
Cash	5%	2%	3%

	100%	100%	100%

(8)

Fund’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Fund’s assets may deviate from the percentages shown. Although the Funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

All indices are unmanaged.

An investor cannot invest directly in an index.

6

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2009**	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2009**
ING Strategic Allocation Conservative Fund
Class A	$1,000.00	$1,140.30	0.59%	$3.17	$1,000.00	$1,022.11	0.59%	$2.99
Class B	1,000.00	1,135.20	1.34	7.17	1,000.00	1,018.35	1.34	6.78
Class C	1,000.00	1,134.40	1.34	7.17	1,000.00	1,018.35	1.34	6.78
Class I	1,000.00	1,139.80	0.34	1.82	1,000.00	1,023.36	0.34	1.72
Class O	1,000.00	1,139.30	0.59	3.16	1,000.00	1,022.11	0.59	2.99
ING Strategic Allocation Growth Fund
Class A	$1,000.00	$1,175.20	0.50%	$2.73	$1,000.00	$1,022.56	0.50%	$2.54
Class B	1,000.00	1,171.60	1.25	6.80	1,000.00	1,018.80	1.25	6.33
Class C	1,000.00	1,171.10	1.25	6.80	1,000.00	1,018.80	1.25	6.33
Class I	1,000.00	1,176.60	0.25	1.36	1,000.00	1,023.82	0.25	1.27
Class O	1,000.00	1,174.70	0.50	2.73	1,000.00	1,022.56	0.50	2.54

*	The annualized expense ratios do not include expenses of Underlying Funds.
**	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2009**	Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2009**
ING Strategic Allocation Moderate Fund
Class A	$1,000.00	$1,160.20	0.54%	$2.92	$1,000.00	$1,022.36	0.54%	$2.74
Class B	1,000.00	1,157.80	1.29	6.98	1,000.00	1,018.60	1.29	6.53
Class C	1,000.00	1,157.00	1.29	6.98	1,000.00	1,018.60	1.29	6.53
Class I	1,000.00	1,163.50	0.29	1.57	1,000.00	1,023.61	0.29	1.47
Class O	1,000.00	1,159.90	0.54	2.92	1,000.00	1,022.36	0.54	2.74

*	The annualized expense ratios do not include expenses of Underlying Funds.
**	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2009 (UNAUDITED)

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
ASSETS:
Investments in affiliated underlying funds*	23,135,327	45,707,373	45,867,627
Short-term investments in affiliated underlying funds**	1,193,540	927,142	1,399,843
Cash	864,516	1,631,654	1,350,908
Receivables:
Investments in affiliated underlying funds sold	8,631	—	—
Fund shares sold	4,682	39,756	20,066
Dividends from affiliated underlying funds	58,690	30,600	82,907
Prepaid expenses	33,565	34,545	34,325
Reimbursement due from manager	8,886	16,983	10,872

Total assets	25,307,837	48,388,053	48,766,548

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	58,260	54,041	82,355
Payable for fund shares redeemed	38,310	34,048	26,075
Payable to affiliates	12,572	21,878	22,396
Payable for directors fees	2,937	4,727	4,982
Other accrued expenses and liabilities	67,257	114,315	123,556

Total liabilities	179,336	229,009	259,364

NET ASSETS	$25,128,501	$48,159,044	$48,507,184

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$30,410,359	$61,649,916	$63,251,318
Undistributed net investment income	388,312	115,563	413,985
Accumulated net realized loss on investments and foreign currency related transactions	(5,720,415)	(13,344,255)	(14,257,403)
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	50,245	(262,180)	(900,716)

NET ASSETS	$25,128,501	$48,159,044	$48,507,184

* Cost of investments in affiliated underlying funds	$23,085,262	$45,969,693	$46,771,018
** Cost of short-term investments in affiliated underlying funds	$1,193,540	$927,142	$1,399,843

See Accompanying Notes to Financial Statements

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
Class A:
Net assets	$12,921,686	$19,344,631	$26,446,833
Shares authorized	$100,000,000	$100,000,000	$100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,559,209	2,401,671	3,148,239
Net asset value and redemption price per share	$8.29	$8.05	$8.40
Maximum offering price per share (5.75%)(1)	$8.80	$8.54	$8.91
Class B:
Net assets	$3,388,294	$6,546,842	$6,695,157
Shares authorized	$100,000,000	$100,000,000	$100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	411,579	826,546	807,947
Net asset value and redemption price per share(2)	$8.23	$7.92	$8.29
Maximum offering price per share	$8.23	$7.92	$8.29
Class C:
Net assets	$2,283,797	$1,991,997	$1,798,178
Shares authorized	$100,000,000	$100,000,000	$100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	276,170	251,014	214,137
Net asset value and redemption price per share(2)	$8.27	$7.94	$8.40
Maximum offering price per share	$8.27	$7.94	$8.40
Class I:
Net assets	$559,416	$759,188	$737,646
Shares authorized	$100,000,000	$100,000,000	$100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	66,575	93,361	87,043
Net asset value and redemption price per share	$8.40	$8.13	$8.47
Maximum offering price per share	$8.40	$8.13	$8.47
Class O:
Net assets	$5,975,308	$19,516,386	$12,829,370
Shares authorized	$100,000,000	$100,000,000	$100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	723,780	2,438,756	1,538,033
Net asset value and redemption price per share	$8.26	$8.00	$8.34
Maximum offering price per share	$8.26	$8.00	$8.34

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2009 (UNAUDITED)

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$405,589	$263,314	$538,358

Total investment income	405,589	263,314	538,358

EXPENSES:
Investment management fees	9,866	18,893	18,934
Distribution and service fees:
Class A	15,782	24,185	32,155
Class B	16,080	32,664	34,540
Class C	11,979	9,463	8,293
Class O	7,162	22,588	14,955
Transfer agent fees	18,088	35,321	26,405
Administrative service fees	9,866	18,893	18,934
Shareholder reporting expense	16,574	38,442	39,479
Registration fees	28,857	29,700	29,153
Professional fees	18,895	32,128	29,410
Custody and accounting expense	405	775	719
Directors fees	1,883	3,312	3,589
Miscellaneous expense	3,919	4,141	7,312

Total expenses	159,356	270,505	263,878
Net waived and reimbursed fees	(66,473)	(122,754)	(104,710)

Net expenses	92,883	147,751	159,168

Net investment income	312,706	115,563	379,190

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM AFFILIATED UNDERLYING FUNDS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) on:
Sale of affiliated underlying funds	(1,234,660)	(5,432,654)	(3,808,577)
Capital gain distributions from affiliated underlying funds	164	126	192

Net realized loss on affiliated underlying funds and capital gain distributions from affiliated underlying funds	(1,234,496)	(5,432,528)	(3,808,385)

Net change in unrealized appreciation or depreciation on:
Affiliated underlying funds	4,106,993	12,852,936	10,392,997
Foreign currency related transactions	69	(620)	693

Net change in unrealized appreciation or depreciation on affiliated underlying funds and foreign currency related transactions	4,107,062	12,852,316	10,393,690

Net realized and unrealized gain on affiliated underlying funds, capital gain distributions from affiliated underlying funds and foreign currency related transactions	2,872,566	7,419,788	6,585,305

Increase in net assets resulting from operations	$3,185,272	$7,535,351	$6,964,495

See Accompanying Notes to Financial Statements

11

—

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Strategic Allocation Conservative Fund		ING Strategic Allocation Growth Fund
	Six Months Ended November 30, 2009	Year Ended May 31, 2009	Six Months Ended November 30, 2009	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income	$312,706	$778,655	$115,563	$993,606
Net realized loss on sale of affiliated underlying funds and capital gain distributions from affiliated underlying funds	(1,234,496)	(4,107,838)	(5,432,528)	(7,757,082)
Net change in unrealized appreciation or depreciation on affiliated underlying funds and foreign currency related transactions	4,107,062	(4,200,438)	12,852,316	(14,694,995)

Increase (decrease) in net assets resulting from operations	3,185,272	(7,529,621)	7,535,351	(21,458,471)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(787,183)	—	(631,437)
Class B	—	(191,868)	—	(170,048)
Class C	—	(128,431)	—	(46,908)
Class I	—	(50,854)	—	(70,532)
Class O	—	(291,239)	—	(496,626)
Net realized gains:
Class A	—	(218,462)	—	(1,296,798)
Class B	—	(63,466)	—	(532,577)
Class C	—	(41,937)	—	(132,126)
Class I	—	(13,405)	—	(131,457)
Class O	—	(80,556)	—	(997,698)
Return of capital:
Class A	—	—	—	(25,386)
Class B	—	—	—	(10,425)
Class C	—	—	—	(2,586)
Class I	—	—	—	(2,573)
Class O	—	—	—	(19,531)

Total distributions	—	(1,867,401)	—	(4,566,708)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,477,093	9,327,301	5,470,248	15,524,753
Reinvestment of distributions	—	1,375,702	—	3,002,496

	2,477,093	10,703,003	5,470,248	18,527,249
Cost of shares redeemed	(3,854,671)	(16,289,313)	(7,961,773)	(22,323,140)

Net decrease in net assets resulting from capital share transactions	(1,377,578)	(5,586,310)	(2,491,525)	(3,795,891)

Net increase (decrease) in net assets	1,807,694	(14,983,332)	5,043,826	(29,821,070)

NET ASSETS:
Beginning of period	23,320,807	38,304,139	43,115,218	72,936,288

End of period	$25,128,501	$23,320,807	$48,159,044	$43,115,218

Undistributed net investment income at end of period	$388,312	$75,606	$115,563	$—

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Strategic Allocation Moderate Fund
	Six Months Ended November 30, 2009	Year Ended May 31, 2009
FROM OPERATIONS:
Net investment income	$379,190	$1,350,303
Net realized loss on sale of affiliated underlying funds and capital gain distributions from affiliated underlying funds	(3,808,385)	(10,019,610)
Net change in unrealized appreciation or depreciation on affiliated underlying funds and foreign currency related transactions	10,393,690	(12,320,822)

Increase (decrease) in net assets resulting from operations	6,964,495	(20,990,129)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(1,318,730)
Class B	—	(328,429)
Class C	—	(64,973)
Class I	—	(86,696)
Class O	—	(513,072)
Net realized gains:
Class A	—	(1,573,732)
Class B	—	(506,183)
Class C	—	(96,207)
Class I	—	(96,858)
Class O	—	(605,822)

Total distributions	—	(5,190,702)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,857,044	16,916,627
Reinvestment of distributions	—	3,967,737

	3,857,044	20,884,364
Cost of shares redeemed	(5,982,433)	(32,281,247)

Net decrease in net assets resulting from capital share transactions	(2,125,389)	(11,396,883)

Net increase (decrease) in net assets	4,839,106	(37,577,714)

NET ASSETS:
Beginning of period	43,668,078	81,245,792

End of period	$48,507,184	$43,668,078

Undistributed net investment income at end of period	$413,985	$34,795

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions from						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period (000's)	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($)	(%)
ING Strategic Allocation Conservative Fund
Class A
11-30-09	7.27	0.11		0.91	1.02	—	—	—	—	8.29	14.03	1.13	0.59		0.59		2.70		12,922	34
05-31-09	9.97	0.27		(2.37)	(2.10)	0.47	0.13	—	0.60	7.27	(20.93)	1.20	0.62		0.62		3.07		11,867	40
05-31-08	11.10	0.31		(0.45)	(0.14)	0.31	0.68	—	0.99	9.97	(1.40)	1.62	1.06	†	1.06	†	2.74	†	19,306	523
05-31-07	10.49	0.31	•	0.88	1.19	0.31	0.27	—	0.58	11.10	11.55	1.47	1.15	†	1.15	†	2.89	†	24,216	326
05-31-06	10.65	0.25		0.15	0.40	0.22	0.34	—	0.56	10.49	3.82	1.38	1.15		1.15		2.28		30,763	364
05-31-05	10.07	0.21		0.57	0.78	0.20	—	—	0.20	10.65	7.77	1.37	1.15		1.15		1.90		32,698	327
Class B
11-30-09	7.25	0.08		0.90	0.98	—	—	—	—	8.23	13.52	1.88	1.34		1.34		1.95		3,388	34
05-31-09	9.92	0.20		(2.34)	(2.14)	0.40	0.13	—	0.53	7.25	(21.53)	1.95	1.37		1.37		2.39		3,081	40
05-31-08	11.06	0.20	•	(0.42)	(0.22)	0.24	0.68	—	0.92	9.92	(2.15)	2.37	1.81	†	1.81	†	1.94	†	5,529	523
05-31-07	10.47	0.22		0.88	1.10	0.24	0.27	—	0.51	11.06	10.69	2.22	1.90	†	1.90	†	2.16	†	5,224	326
05-31-06	10.65	0.17	•	0.16	0.33	0.17	0.34	—	0.51	10.47	3.13	2.13	1.90		1.90		1.60		4,694	364
05-31-05	10.10	0.10		0.59	0.69	0.14	—	—	0.14	10.65	6.89	2.12	1.90		1.90		1.18		2,457	327
Class C
11-30-09	7.29	0.08	•	0.90	0.98	—	—	—	—	8.27	13.44	1.88	1.34		1.34		1.95		2,284	34
05-31-09	9.97	0.20		(2.35)	(2.15)	0.40	0.13	—	0.53	7.29	(21.45)	1.95	1.37		1.37		2.34		2,334	40
05-31-08	11.16	0.20	•	(0.42)	(0.22)	0.29	0.68	—	0.97	9.97	(2.17)	2.37	1.81	†	1.81	†	1.89	†	3,370	523
05-31-07	10.57	0.24	•	0.88	1.12	0.26	0.27	—	0.53	11.16	10.73	2.22	1.90	†	1.90	†	2.18	†	1,516	326
05-31-06	10.74	0.18	•	0.14	0.32	0.15	0.34	—	0.49	10.57	3.04	2.13	1.90		1.90		1.63		1,002	364
05-31-05	10.12	0.12		0.58	0.70	0.08	—	—	0.08	10.74	6.96	2.12	1.90		1.90		1.14		480	327
Class I
11-30-09	7.37	0.12	•	0.91	1.03	—	—	—	—	8.40	13.98	0.88	0.34		0.34		2.96		559	34
05-31-09	10.10	0.27	•	(2.37)	(2.10)	0.50	0.13	—	0.63	7.37	(20.68)	0.95	0.37		0.37		3.18		749	40
05-31-08	11.24	0.32	•	(0.44)	(0.12)	0.34	0.68	—	1.02	10.10	(1.20)	1.37	0.81	†	0.81	†	2.97	†	3,264	523
05-31-07	10.62	0.34		0.89	1.23	0.34	0.27	—	0.61	11.24	11.79	1.22	0.90	†	0.90	†	3.05	†	4,719	326
05-31-06	10.77	0.27	•	0.17	0.44	0.25	0.34	—	0.59	10.62	4.13	1.13	0.90		0.90		2.52		8,609	364
05-31-05	10.18	0.24		0.57	0.81	0.22	—	—	0.22	10.77	8.05	1.12	0.90		0.90		2.15		10,308	327
Class O
11-30-09	7.25	0.11		0.90	1.01	—	—	—	—	8.26	13.93	1.13	0.59		0.59		2.70		5,975	34
05-31-09	9.94	0.29		(2.38)	(2.09)	0.47	0.13	—	0.60	7.25	(20.85)	1.20	0.62		0.62		3.04		5,290	40
05-31-08	11.08	0.27	•	(0.41)	(0.14)	0.32	0.68	—	1.00	9.94	(1.36)	1.62	1.06	†	1.06	†	2.63	†	6,835	523
11-15-06(5) - 05-31-07	11.08	0.19	•	0.42	0.61	0.34	0.27	—	0.61	11.08	5.69	1.47	1.15	†	1.15	†	3.19	†	3,465	326

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions from						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period (000's)	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($)	(%)
ING Strategic Allocation Growth Fund
Class A
11-30-09	6.85	0.02		1.18	1.20	—	—	—	—	8.05	17.52	1.02	0.50		0.50		0.61		19,345	55
05-31-09	11.25	0.20		(3.77)	(3.57)	0.27	0.55	0.01	0.83	6.85	(31.47)	1.16	0.54		0.54		2.25		17,694	29
05-31-08	13.85	0.16		(1.09)	(0.93)	0.18	1.49	—	1.67	11.25	(7.07)	1.50	1.15	†	1.15	†	1.10	†	29,438	336
05-31-07	12.36	0.16	•	2.05	2.21	0.17	0.55	—	0.72	13.85	18.35	1.33	1.25	†	1.25	†	1.27	†	50,315	219
05-31-06	11.43	0.13		0.90	1.03	0.10	—	—	0.10	12.36	9.04	1.28	1.25		1.25		1.11		58,010	242
05-31-05	10.48	0.11		0.95	1.06	0.11	—	—	0.11	11.43	10.17	1.39	1.25		1.25		1.03		52,992	224
Class B
11-30-09	6.76	(0.01)		1.17	1.16	—	—	—	—	7.92	17.16	1.77	1.25		1.25		(0.13)		6,547	55
05-31-09	11.06	0.14		(3.70)	(3.56)	0.18	0.55	0.01	0.74	6.76	(32.00)	1.91	1.29		1.29		1.50		6,227	29
05-31-08	13.64	0.05		(1.07)	(1.02)	0.07	1.49	—	1.56	11.06	(7.81)	2.25	1.90	†	1.90	†	0.34	†	13,280	336
05-31-07	12.20	0.06		2.02	2.08	0.09	0.55	—	0.64	13.64	17.46	2.08	2.00	†	2.00	†	0.53	†	19,620	219
05-31-06	11.31	0.05	•	0.89	0.94	0.05	—	—	0.05	12.20	8.29	2.03	2.00		2.00		0.45		16,745	242
05-31-05	10.40	0.02		0.95	0.97	0.06	—	—	0.06	11.31	9.29	2.14	2.00		2.00		0.31		7,985	224
Class C
11-30-09	6.78	(0.00	)*	1.16	1.16	—	—	—	—	7.94	17.11	1.77	1.25		1.25		(0.13)		1,992	55
05-31-09	11.11	0.13		(3.70)	(3.57)	0.20	0.55	0.01	0.76	6.78	(31.93)	1.91	1.29		1.29		1.61		1,750	29
05-31-08	13.71	0.04		(1.06)	(1.02)	0.09	1.49	—	1.58	11.11	(7.77)	2.25	1.90	†	1.90	†	0.34	†	2,707	336
05-31-07	12.27	0.07	•	2.03	2.10	0.11	0.55	—	0.66	13.71	17.52	2.08	2.00	†	2.00	†	0.57	†	3,038	219
05-31-06	11.38	0.05	•	0.88	0.93	0.04	—	—	0.04	12.27	8.22	2.03	2.00		2.00		0.40		1,569	242
05-31-05	10.45	0.02		0.95	0.97	0.04	—	—	0.04	11.38	9.29	2.14	2.00		2.00		0.29		935	224
Class I
11-30-09	6.91	0.04	•	1.18	1.22	—	—	—	—	8.13	17.66	0.77	0.25		0.25		0.94		759	55
05-31-09	11.35	0.17	•	(3.75)	(3.58)	0.30	0.55	0.01	0.86	6.91	(31.29)	0.91	0.29		0.29		2.00		1,574	29
05-31-08	13.97	0.17	•	(1.08)	(0.91)	0.22	1.49	—	1.71	11.35	(6.88)	1.25	0.90	†	0.90	†	1.33	†	8,794	336
05-31-07	12.46	0.19	•	2.08	2.27	0.21	0.55	—	0.76	13.97	18.67	1.08	1.00	†	1.00	†	1.47	†	16,647	219
05-31-06	11.52	0.16	•	0.91	1.07	0.13	—	—	0.13	12.46	9.31	1.03	1.00		1.00		1.34		22,489	242
05-31-05	10.57	0.15		0.94	1.09	0.14	—	—	0.14	11.52	10.37	1.14	1.00		1.00		1.27		20,998	224
Class O
11-30-09	6.81	0.02		1.17	1.19	—	—	—	—	8.00	17.47	1.02	0.50		0.50		0.61		19,516	55
05-31-09	11.19	0.20		(3.74)	(3.54)	0.28	0.55	0.01	0.84	6.81	(31.39)	1.16	0.54		0.54		2.29		15,871	29
05-31-08	13.81	0.13	•	(1.06)	(0.93)	0.20	1.49	—	1.69	11.19	(7.10)	1.50	1.15	†	1.15	†	1.05	†	18,717	336
11-15-06(5) - 05-31-07	13.29	0.12	•	1.16	1.28	0.21	0.55	—	0.76	13.81	10.04	1.33	1.25	†	1.25	†	1.73	†	10,384	219

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions from						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period (000's)	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($)	(%)
ING Strategic Allocation Moderate Fund
Class A
11-30-09	7.24	0.07		1.09	1.16	—	—	—	—	8.40	16.02	0.98	0.54		0.54		1.73		26,447	76
05-31-09	11.15	0.26		(3.23)	(2.97)	0.43	0.51	—	0.94	7.24	(26.37)	1.03	0.58		0.58		2.69		23,534	39
05-31-08	13.21	0.24		(0.88)	(0.64)	0.24	1.18	—	1.42	11.15	(5.12)	1.40	1.11	†	1.11	†	1.73	†	39,598	394
05-31-07	11.99	0.22	•	1.63	1.85	0.22	0.41	—	0.63	13.21	15.79	1.34	1.20	†	1.20	†	1.81	†	63,329	246
05-31-06	11.44	0.18		0.53	0.71	0.16	—	—	0.16	11.99	6.27	1.29	1.20		1.20		1.56		67,701	290
05-31-05	10.63	0.15		0.81	0.96	0.15	—	—	0.15	11.44	9.09	1.29	1.20		1.20		1.37		65,955	275
Class B
11-30-09	7.16	0.04		1.09	1.13	—	—	—	—	8.29	15.78	1.73	1.29		1.29		0.99		6,695	76
05-31-09	11.00	0.20		(3.20)	(3.00)	0.33	0.51	—	0.84	7.16	(27.03)	1.78	1.33		1.33		1.92		6,760	39
05-31-08	13.04	0.13		(0.85)	(0.72)	0.14	1.18	—	1.32	11.00	(5.82)	2.15	1.86	†	1.86	†	0.97	†	14,204	394
05-31-07	11.86	0.13		1.60	1.73	0.14	0.41	—	0.55	13.04	14.88	2.09	1.95	†	1.95	†	1.07	†	19,152	246
05-31-06	11.35	0.10	•	0.52	0.62	0.11	—	—	0.11	11.86	5.47	2.04	1.95		1.95		0.87		17,363	290
05-31-05	10.58	0.05		0.81	0.86	0.09	—	—	0.09	11.35	8.17	2.04	1.95		1.95		0.65		9,164	275
Class C
11-30-09	7.26	0.04		1.10	1.14	—	—	—	—	8.40	15.70	1.73	1.29		1.29		0.98		1,798	76
05-31-09	11.15	0.20		(3.23)	(3.03)	0.35	0.51	—	0.86	7.26	(26.98)	1.78	1.33		1.33		2.01		1,497	39
05-31-08	13.21	0.11	•	(0.84)	(0.73)	0.15	1.18	—	1.33	11.15	(5.81)	2.15	1.86	†	1.86	†	0.95	†	2,314	394
05-31-07	12.02	0.14	•	1.63	1.77	0.17	0.41	—	0.58	13.21	14.97	2.09	1.95	†	1.95	†	1.09	†	2,452	246
05-31-06	11.49	0.10	•	0.53	0.63	0.10	—	—	0.10	12.02	5.52	2.04	1.95		1.95		0.86		1,455	290
05-31-05	10.69	0.06		0.81	0.87	0.07	—	—	0.07	11.49	8.14	2.04	1.95		1.95		0.63		865	275
Class I
11-30-09	7.28	0.08	•	1.11	1.19	—	—	—	—	8.47	16.35	0.73	0.29		0.29		2.02		738	76
05-31-09	11.28	0.23	•	(3.26)	(3.03)	0.46	0.51	—	0.97	7.28	(26.66)	0.78	0.33		0.33		2.35		1,148	39
05-31-08	13.35	0.24	•	(0.85)	(0.61)	0.28	1.18	—	1.46	11.28	(4.87)	1.15	0.86	†	0.86	†	1.96	†	11,630	394
05-31-07	12.11	0.26		1.65	1.91	0.26	0.41	—	0.67	13.35	16.09	1.09	0.95	†	0.95	†	2.03	†	14,612	246
05-31-06	11.55	0.21	•	0.54	0.75	0.19	—	—	0.19	12.11	6.54	1.04	0.95		0.95		1.73		16,763	290
05-31-05	10.74	0.19		0.80	0.99	0.18	—	—	0.18	11.55	9.28	1.04	0.95		0.95		1.62		28,050	275
Class O
11-30-09	7.19	0.07		1.08	1.15	—	—	—	—	8.34	15.99	0.98	0.54		0.54		1.73		12,829	76
05-31-09	11.09	0.27		(3.22)	(2.95)	0.44	0.51	—	0.95	7.19	(26.37)	1.03	0.58		0.58		2.68		10,729	39
05-31-08	13.16	0.20	•	(0.83)	(0.63)	0.26	1.18	—	1.44	11.09	(5.09)	1.40	1.11	†	1.11	†	1.67	†	13,500	394
11-15-06(5) - 05-31-07	12.80	0.15	•	0.88	1.03	0.26	0.41	—	0.67	13.16	8.33	1.34	1.20	†	1.20	†	2.22	†	6,966	246

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Expense ratios do not include expenses of Underlying Funds.
(3)	Annualized for periods less than one year.
(4)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
††	Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Funds invest.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or more than $(0.005).

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940 as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate active investment series that comprise the Company. The three series (each, a “Fund” and collectively, the “Funds”) that are in this report are: ING Strategic Allocation Conservative Fund (“Strategic Allocation Conservative”), ING Strategic Allocation Growth Fund (“Strategic Allocation Growth”) and ING Strategic Allocation Moderate Fund (“Strategic Allocation Moderate”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Please see Note 13 for information regarding the closure of Class B shares.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V.

(“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep has represented that it will explore all options, including initial public offerings, sales or combinations thereof. ING Groep also repurchased EUR 5 billion of Core Tier 1 securities in the fourth quarter of 2009, financed by a EUR 7.5 billion underwritten rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

18

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 —  SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended November 30, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurements entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

The Funds classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar

19

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

E.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.	Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2009, the cost of purchases and proceeds from the sales of Affiliated Underlying Funds were as follows:

	Purchases	Sales
Strategic Allocation Conservative	$7,619,457	$8,853,566
Strategic Allocation Growth	24,602,299	27,197,695
Strategic Allocation Moderate	33,756,715	35,773,086

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. During periods when each Fund invests all, or substantially all of its assets in another investment company, the Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of each Fund.

During periods when the Funds invest directly in investment securities, each Fund pays the Investment Adviser a fee, computed daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

20

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.04% of the average daily net assets associated with respect to Class A and Class I shares of the Funds. For the six months ended November 30, 2009, ILIAC received $9,219.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Strategic Allocation Conservative	0.25%	1.00%	1.00%	0.25%
Strategic Allocation Growth	0.25%	1.00%	1.00%	0.25%
Strategic Allocation Moderate	0.25%	1.00%	1.00%	0.25%

The Distributor also retains the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the six months ended November 30, 2009, the Distributor retained the following amounts in sales charges:

Class A Shares
Initial Sales Charges:
Strategic Allocation Conservative	$807
Strategic Allocation Growth	2,993
Strategic Allocation Moderate	1,021

Class C Shares
Contingent Deferred Sales Charges
Strategic Allocation Conservative	$87
Strategic Allocation Growth	48
Strategic Allocation Moderate	62

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2009, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Strategic Allocation Conservative	$2,351	$1,653	$8,568	$12,572
Strategic Allocation Growth	3,690	3,170	15,018	21,878
Strategic Allocation Moderate	4,102	3,191	15,103	22,396

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2009, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ILIAC — Strategic Allocation Conservative (15.09%); Strategic Allocation Growth (13.18%); Strategic Allocation Moderate (18.76%)

ING National Trust — Strategic Allocation Conservative (20.77%); Strategic Allocation Growth (12.55%); Strategic Allocation Moderate (22.75%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of

21

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At November 30, 2009, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

Fund	Accrued Expenses	Amount
Strategic Allocation Conservative	Transfer Agent	$14,695
	Professional	9,284
	Postage	31,105
Strategic Allocation Growth	Transfer Agent	21,811
	Professional	16,545
	Postage	62,647
Strategic Allocation Moderate	Transfer Agent	18,442
	Professional	13,023

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Strategic Allocation Conservative(1)	1.15%	1.90%	1.90%	0.90%	1.15%
Strategic Allocation Growth(1)	1.25%	2.00%	2.00%	1.00%	1.25%
Strategic Allocation Moderate(1)	1.20%	1.95%	1.95%	0.95%	1.20%

(1)

These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2009, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	November 30,
	2010	2011	2012	Total
Strategic Allocation Conservative	$172,978	$233,434	$104,840	$511,252
Strategic Allocation Growth	158,130	404,073	203,995	766,198
Strategic Allocation Moderate	185,989	336,543	171,444	693,976

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, were a party to an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the six month period ended November 30, 2009, the Funds did not have any loans outstanding under the line of credit.

22

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Strategic Allocation Conservative
Class A
11-30-09	166,706	—	(239,213)	(72,507)	1,303,531	—	(1,888,027)	(584,496)
05-31-09	542,109	135,926	(982,163)	(304,128)	4,318,017	971,873	(7,837,855)	(2,547,965)
Class B
11-30-09	36,969	—	(50,196)	(13,227)	294,799	—	(386,745)	(91,946)
05-31-09	166,159	25,575	(324,294)	(132,560)	1,334,147	182,863	(2,546,724)	(1,029,714)
Class C
11-30-09	24,675	—	(68,829)	(44,154)	185,379	—	(540,790)	(355,411)
05-31-09	125,671	17,441	(160,766)	(17,654)	1,003,255	125,226	(1,224,813)	(96,332)
Class I
11-30-09	3,195	—	(38,305)	(35,110)	25,291	—	(312,599)	(287,308)
05-31-09	24,934	8,888	(255,259)	(221,437)	197,348	64,258	(2,366,575)	(2,104,969)
Class O
11-30-09	86,301	—	(92,591)	(6,290)	668,093	—	(726,510)	(58,417)
05-31-09	328,966	4,428	(291,245)	42,149	2,474,534	31,482	(2,313,346)	192,670
Strategic Allocation Growth
Class A
11-30-09	277,641	—	(459,368)	(181,727)	2,113,282	—	(3,535,544)	(1,422,262)
05-31-09	542,134	289,548	(865,806)	(34,124)	4,108,648	1,925,493	(6,831,754)	(797,613)
Class B
11-30-09	46,866	—	(141,365)	(94,499)	351,150	—	(1,053,508)	(702,358)
05-31-09	115,602	89,468	(484,646)	(279,576)	893,166	589,596	(3,777,910)	(2,295,148)
Class C
11-30-09	24,547	—	(31,798)	(7,251)	180,335	—	(237,174)	(56,839)
05-31-09	50,953	25,458	(61,909)	14,502	402,076	168,025	(473,008)	97,093
Class I
11-30-09	4,916	—	(139,501)	(134,585)	36,550	—	(1,122,788)	(1,086,238)
05-31-09	49,249	30,486	(626,349)	(546,614)	476,527	204,560	(6,106,600)	(5,425,513)
Class O
11-30-09	376,719	—	(269,945)	106,774	2,788,931	—	(2,012,759)	776,172
05-31-09	1,360,541	17,381	(718,825)	659,097	9,644,336	114,822	(5,133,868)	4,625,290
Strategic Allocation Moderate
Class A
11-30-09	285,182	—	(389,530)	(104,348)	2,261,994	—	(3,136,970)	(874,976)
05-31-09	433,870	403,164	(1,136,398)	(299,364)	3,580,156	2,846,340	(9,486,146)	(3,059,650)
Class B
11-30-09	18,301	—	(154,077)	(135,776)	142,306	—	(1,204,142)	(1,061,836)
05-31-09	115,640	102,434	(565,471)	(347,397)	919,133	718,059	(4,653,999)	(3,016,807)
Class C
11-30-09	24,027	—	(16,055)	7,972	191,560	—	(126,606)	64,954
05-31-09	46,353	17,306	(65,126)	(1,467)	359,557	122,874	(522,832)	(40,401)

23

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Strategic Allocation Moderate (continued)
Class I
11-30-09	5,130	—	(75,923)	(70,793)	40,282	—	(637,318)	(597,036)
05-31-09	576,808	25,672	(1,475,851)	(873,371)	6,283,848	183,552	(13,640,638)	(7,173,238)
Class O
11-30-09	157,280	—	(112,268)	45,012	1,220,902	—	(877,397)	343,505
05-31-09	764,712	13,825	(502,913)	275,624	5,773,933	96,912	(3,977,632)	1,893,213

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

The Funds are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Funds. Furthermore, the Investment Adviser’s allocation of the Funds’ assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and certain Underlying Funds. Foreign investments may also subject the Funds or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ or Underlying Funds’ investments.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

24

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no dividends or distributions to shareholders for the six months ended November 30, 2009. The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2009
	Ordinary Income	Long-Term Capital Gains	Return of Capital
Strategic Allocation Conservative	$1,450,614	$416,787	$—
Strategic Allocation Growth	1,416,342	3,089,865	60,501
Strategic Allocation Moderate	2,312,858	2,877,844	—

The tax-basis components of distributable earnings for federal income tax purposes as of May 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Strategic Allocation Conservative	$75,616	$(7,553,165)	$(350,137)	$(10)	$(639,434)	2017
Strategic Allocation Growth	—	(19,424,421)	(948,902)	—	(652,900)	2017
Strategic Allocation Moderate	34,862	(18,746,060)	(1,917,390)	(67)	(1,079,974)	2017

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

As of November 30, 2009, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 —  SUBSEQUENT EVENTS

Dividends: Subsequent to November 30, 2009, the Funds declared dividends of:

	Per Share Amounts
	Net Investment Income	Payable Date	Record Date
Strategic Allocation Conservative
Class A	$0.2578	January 4, 2010	December 30, 2009
Class B	$0.1998	January 4, 2010	December 30, 2009
Class C	$0.1923	January 4, 2010	December 30, 2009
Class I	$0.2777	January 4, 2010	December 30, 2009
Class O	$0.2594	January 4, 2010	December 30, 2009
Strategic Allocation Growth
Class A	$0.1074	January 4, 2010	December 30, 2009
Class B	$0.0478	January 4, 2010	December 30, 2009
Class C	$0.0419	January 4, 2010	December 30, 2009
Class I	$0.1266	January 4, 2010	December 30, 2009
Class O	$0.1102	January 4, 2010	December 30, 2009
Strategic Allocation Moderate
Class A	$0.1852	January 4, 2010	December 30, 2009
Class B	$0.1190	January 4, 2010	December 30, 2009
Class C	$0.1362	January 4, 2010	December 30, 2009
Class I	$0.2046	January 4, 2010	December 30, 2009
Class O	$0.1867	January 4, 2010	December 30, 2009

Effective January 4, 2010, Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex.

Effective December 16, 2009, the Funds Credit Agreement with the Bank of New York Mellon was terminated.

The Funds have evaluated events occurring after the balance sheet date (subsequent events) through January 26, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

25

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED)

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 92.1%
63,083	ING Global Real Estate Fund - Class I		$926,692
235,541	ING Growth and Income Fund - Class I		2,411,945
381,934	ING Index Plus International Equity Fund - Class I		3,082,206
1,332,843	ING Intermediate Bond Fund - Class I		12,355,454
66,971	ING MidCap Opportunities Fund - Class I		977,114
81,830	ING Small Company Fund - Class I		914,042
310,815	ING Tactical Asset Allocation Fund - Class I		2,467,874

	Total Investments in Affiliated Investment Companies (Cost $23,085,262)		23,135,327

SHORT-TERM INVESTMENTS: 4.7%
Affiliated Investment Companies: 4.7%
1,193,543	ING Institutional Prime Money Market Fund - Class I		1,193,540

	Total Short-Term Investments (Cost $1,193,540)		1,193,540

	Total Investments in Affiliated Investment Companies (Cost $24,278,802)*	96.8%	$24,328,867
	Other Assets and Liabilities - Net	3.2	799,634

	Net Assets	100.0%	$25,128,501

*	Cost for federal income tax purposes is $26,391,468.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$454,780
Gross Unrealized Depreciation	(2,517,381)

Net Unrealized Depreciation	$(2,062,601)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$23,135,327	$—	$—	$23,135,327
Short-Term Investments	1,193,540	—	—	1,193,540

Total Investments, at value	$24,328,867	$—	$—	$24,328,867

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

26

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED)

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 94.9%
152,954	ING Global Real Estate Fund - Class I		$2,246,896
1,004,974	ING Growth and Income Fund - Class I		10,290,931
1,424,837	ING Index Plus International Equity Fund - Class I		11,498,433
673,059	ING Intermediate Bond Fund - Class I		6,239,254
292,185	ING MidCap Opportunities Fund - Class I		4,262,982
356,909	ING Small Company Fund - Class I		3,986,673
904,560	ING Tactical Asset Allocation Fund - Class I		7,182,204

	Total Investments in Affiliated Investment Companies (Cost $45,969,693)		45,707,373

SHORT-TERM INVESTMENTS: 1.9%
Affiliated Investment Companies: 1.9%
927,145	ING Institutional Prime Money Market Fund - Class I		927,142

	Total Short-Term Investments (Cost $927,142)		927,142

	Total Investments in Affiliated Investment Companies (Cost $46,896,835)*	96.8%	$46,634,515
	Other Assets and Liabilities - Net	3.2	1,524,529

	Net Assets	100.0%	$48,159,044

*	Cost for federal income tax purposes is $51,090,231.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,356,787
Gross Unrealized Depreciation	(5,812,503)

Net Unrealized Depreciation	$(4,455,716)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$45,707,373	$—	$—	$45,707,373
Short-Term Investments	927,142	—	—	927,142

Total Investments, at value	$46,634,515	$—	$—	$46,634,515

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

27

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2009 (UNAUDITED)

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 94.5%
154,030	ING Global Real Estate Fund - Class I		$2,262,704
597,922	ING Growth and Income Fund - Class I		6,122,717
1,147,448	ING Index Plus International Equity Fund - Class I		9,259,903
1,667,370	ING Intermediate Bond Fund - Class I		15,456,523
196,069	ING MidCap Opportunities Fund - Class I		2,860,643
239,580	ING Small Company Fund - Class I		2,676,112
910,457	ING Tactical Asset Allocation Fund - Class I		7,229,025

	Total Investments in Affiliated Investment Companies (Cost $46,771,018)		45,867,627

SHORT-TERM INVESTMENTS: 2.9%
Affiliated Investment Companies: 2.9%
1,399,848	ING Institutional Prime Money Market Fund - Class I		1,399,843

	Total Short-Term Investments (Cost $1,399,843)		1,399,843

	Total Investments in Affiliated Investment Companies (Cost $48,170,861)*	97.4%	$47,267,470
	Other Assets and Liabilities - Net	2.6	1,239,714

	Net Assets	100.0%	$48,507,184

*	Cost for federal income tax purposes is $53,384,169.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$929,125
Gross Unrealized Depreciation	(7,045,824)

Net Unrealized Depreciation	$(6,116,699)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of November 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 11/30/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$45,867,627	$—	$—	$45,867,627
Short-Term Investments	1,399,843	—	—	1,399,843

Total Investments, at value	$47,267,470	$—	$—	$47,267,470

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

28

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the funds participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-STRATABCIO	(1109-012610)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10. Controls and Procedures.

(a)

Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: February 4, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 4, 2010